                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-5188
                                  ----------------------------------------------

                 AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

 4500 MAIN STREET, KANSAS CITY, MISSOURI                                64111
--------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip code)

DAVID C. TUCKER, ESQ., 4500 MAIN STREET, 9TH FLOOR, KANSAS CITY, MISSOURI 64111
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    816-531-5575
                                                   -----------------------------

Date of fiscal year end:  12-31
                        --------------------------------------------------------

Date of reporting period:  6-30-2006
                         -------------------------------------------------------

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of man and woman]

JUNE 30, 2006

VP Balanced

                               [american century investments logo and text logo]

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   U.S. Market Returns . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

VP BALANCED

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

MID-YEAR QUESTIONS ABOUT THE ECONOMY, INFLATION, & FED POLICY

Two key questions that investors and economists asked at the beginning of 2006 remained unanswered as of June 30, hindering U.S. market returns. First, how strong is the economy after two years of interest rate hikes by the Federal
Reserve (the Fed, the U.S. central bank) and three years of rising oil prices?
Economic growth surged to a three-year high in the first quarter, but slowed in the next three months, a trend that triggered debate about whether we'll experience a "soft landing" or a recession in the next 12 months.

Second, how much longer must the Fed raise rates to control inflation? Until
May, it looked like the Fed might be finished by mid-year as the economy showed signs of cooling and core inflation remained under control. But as the Fed hiked rates on May 10 for the sixteenth time in this cycle, it roiled the markets by raising the possibility of more rate increases to fight inflation. Inflation fears mounted upon the release of government data that indicated at least a temporary surge in core prices.

MAJOR STOCK INDICES PEAKED IN EARLY MAY, THEN PLUMMETED

The modest stock index gains and losses in the table below don't convey the volatility of the period, especially in the second quarter. First-half stock market return graphs resembled a roller coaster--a relatively steady ascent through May 10, followed by a steep plunge. Until May, the market basked in double-digit corporate earnings growth, the strongest quarter of economic growth since 2003, and the notion that the Fed might end its rate hikes by mid-year.
But from May 10 to June 13, the S&P 500 plummeted 7.5%.

WORST FIRST HALF FOR BONDS SINCE 1999

Inflation fears prevented stock market volatility and indications of slower economic growth from translating into bond market gains. Instead, Treasury yields rose for six straight months as prices fell. The 10-year Treasury note yield climbed from 4.40% to 5.14%.

U.S. MARKET RETURNS*
For the six months ended June 30, 2006
--------------------------------------------------------------------------------
STOCK INDICES
--------------------------------------------------------------------------------
S&P 500                                                       2.71%
--------------------------------------------------------------------------------
S&P 500/Citigroup Growth                                     -0.94%
--------------------------------------------------------------------------------
S&P 500/Citigroup Value                                       6.52%
--------------------------------------------------------------------------------
Nasdaq Composite                                             -1.08%
--------------------------------------------------------------------------------
LEHMAN BROTHERS BOND INDICES
--------------------------------------------------------------------------------
Aggregate (multi-sector, combined)                           -0.72%
--------------------------------------------------------------------------------
Fixed-Rate Mortgage-Backed                                   -0.06%
--------------------------------------------------------------------------------
Treasury                                                     -1.29%
--------------------------------------------------------------------------------
Corporate Investment-Grade                                   -1.56%
--------------------------------------------------------------------------------
Agency                                                       -0.03%
--------------------------------------------------------------------------------
*Total returns for periods less than one year are not annualized.

------
2

VP Balanced - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                        -----------------------------
                                            AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                              SINCE    INCEPTION
                  6 MONTHS(1)  1 YEAR   5 YEARS  10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
CLASS I             1.32%       4.67%    4.34%     6.42%      7.59%      5/1/91
--------------------------------------------------------------------------------
BLENDED INDEX(2)    1.35%       4.83%    3.78%     7.82%      9.33%        --
--------------------------------------------------------------------------------
S&P 500 INDEX(3)    2.71%       8.63%    2.49%     8.32%     10.58%        --
--------------------------------------------------------------------------------
LEHMAN BROTHERS
U.S. AGGREGATE
INDEX(3)           -0.72%      -0.81%    4.97%     6.22%      6.85%        --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) See Index Definitions page.

(3) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

VP Balanced - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
---------------------------------------------------------------------------------------------------------
                   1997     1998     1999     2000     2001     2002     2003     2004     2005     2006
---------------------------------------------------------------------------------------------------------
Class I           16.18%   21.61%    5.39%    7.00%   -5.41%   -7.95%    5.71%   11.98%    8.43%    4.67%
---------------------------------------------------------------------------------------------------------
Blended index     23.63%   22.21%   15.21%    6.43%   -4.78%   -7.77%    4.85%   11.36%    6.62%    4.83%
---------------------------------------------------------------------------------------------------------
S&P 500 Index     34.70%   30.16%   22.76%    7.25%  -14.83%  -17.99%    0.25%   19.11%    6.32%    8.63%
---------------------------------------------------------------------------------------------------------
Lehman Brothers
U.S. Aggregate
Index              8.15%   10.54%    3.15%    4.57%   11.23%    8.63%   10.40%    0.32%    6.80%   -0.81%
---------------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. As interest rates rise, bond values will decline.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Balanced - Portfolio Commentary

PORTFOLIO TEAM LEADER: JEFF TYLER

PERFORMANCE SUMMARY

VP Balanced returned 1.32%* for the six months ended June 30, 2006. Its benchmark (a custom blended index of 60% S&P 500 Index and 40% Lehman Brothers
U.S. Aggregate Index) gained 1.35%. Modest stock gains were partially offset by a dip in bond returns in the fund's portfolio and in the benchmark.

EQUITY PORTFOLIO STRATEGY

The goal of VP Balanced's equity portfolio is to provide better returns than the
S&P 500 without taking on significant additional risk. We use a two-step approach for stock selection and portfolio construction, relying on computer models as key decision-making tools. One model ranks stocks based on their expected return, using both growth and value measures. Another creates a portfolio that balances high-ranking stocks with an overall risk level that compares with that of the S&P 500.

EQUITY DECISIONS THAT MOST AFFECTED PERFORMANCE

Economically sensitive sectors--including energy, industrials, and materials--were among the best performers in the S&P 500 in the first half of
2006. Strong economic growth in the first quarter and record-high commodities prices elevated these sectors. Reflecting risk-averse sentiment that took hold in May and June, value stocks outperformed growth. The growth-oriented information technology and health care sectors were the only two in the S&P 500 that declined during the six months.

Net of operating expenses, VP Balanced's equity portfolio returned approximately
2.70% for the six months, compared with 2.71% for the S&P 500 (index returns are not reduced by expenses). Guidance from our models positioned the portfolio more favorably compared with the index in several stocks. In the industrials and materials sectors, they

VP BALANCED'S TOP TEN STOCK HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          PORTFOLIO             500 INDEX
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.7%                  3.2%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.3%                  2.1%
--------------------------------------------------------------------------------
Chevron Corp.                               2.8%                  1.2%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              2.5%                  1.0%
--------------------------------------------------------------------------------
Hewlett-Packard Co.                         2.3%                  0.8%
--------------------------------------------------------------------------------
Goldman Sachs
Group, Inc. (The)                           2.1%                  0.6%
--------------------------------------------------------------------------------
Boeing Co.                                  2.0%                  0.6%
--------------------------------------------------------------------------------
TXU Corp.                                   2.0%                  0.2%
--------------------------------------------------------------------------------
Cummins Inc.                                1.7%                  0.1%
--------------------------------------------------------------------------------
Coca-Cola Company
(The)                                       1.7%                  0.8%
--------------------------------------------------------------------------------

VP BALANCED'S TOP FIVE STOCK INDUSTRIES
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF EQUITY            % OF S&P
                                          PORTFOLIO             500 INDEX
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                            9.9%                  8.2%
--------------------------------------------------------------------------------
Health Care Providers
& Services                                  7.7%                  2.7%
--------------------------------------------------------------------------------
Diversified Financial
Services                                    6.2%                  5.6%
--------------------------------------------------------------------------------
Capital Markets                             6.1%                  3.5%
--------------------------------------------------------------------------------
IT Services                                 5.0%                  2.1%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
5

VP Balanced - Portfolio Commentary

included overweights in engine maker Cummins (up 37% for the six months), aerospace giant Boeing (up 17%), and steel manufacturer NuCor (up 66%), and an underweight in industrial conglomerate General Electric (down 4.5%).

FIXED-INCOME PORTFOLIO STRATEGY

VP Balanced's fixed-income portfolio is also index-oriented, providing a broad, roughly market capitalization-based mix of income-producing, investment-grade debt securities. They may include bonds backed by mortgages or other assets, high- and medium-grade corporate bonds, and U.S. government securities. We use an active, multi-step process that seeks to identify the best relative value among these sectors, then we apply appropriate yield curve/duration positioning, security selection, and portfolio construction.

FIXED-INCOME DECISIONS THAT MOST AFFECTED PERFORMANCE

Net of operating expenses, VP Balanced's bond portfolio returned approximately
-0.95% for the six months, compared with -0.72% for the Lehman Brothers U.S.
Aggregate Index (index returns are not reduced by expenses). In anticipation of higher interest rates, we underweighted Treasury securities and overweighted agency securities and higher-yielding securitized sectors compared with the index. We also favored mortgage-backed over corporate securities because of concerns about rising credit risk as interest rates climb.

HOW THE FUND FITS IN A DIVERSIFIED INVESTMENT STRATEGY

VP Balanced is designed to serve as a core holding for investors seeking
"ready-made" stock/bond diversification. It invests in diversified U.S. stock and bond portfolios, with an approximately 60/40 stock/bond mix. VP Balanced is also intended for investors who seek long-term growth with less volatility than funds that just hold growth stocks. The fund's bond portfolio is designed to help cushion and offset the stock portfolio's performance swings while providing income; meanwhile the stock portfolio provides long-term growth potential, which is important to investors who wish to guard against inflation.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Common Stocks                               60.9%                 61.4%
--------------------------------------------------------------------------------
U.S. Government Agency
Mortgage-Backed
Securities                                  12.8%                 12.3%
--------------------------------------------------------------------------------
Asset-Backed Securities
and Collateralized
Mortgage Obligations                        10.3%                  8.9%
--------------------------------------------------------------------------------
Corporate Bonds                              8.2%                  9.3%
--------------------------------------------------------------------------------
U.S. Government
Agency Securities                            5.1%                  4.2%
--------------------------------------------------------------------------------
U.S. Treasury Securities                     4.6%                  4.7%
--------------------------------------------------------------------------------
Other Securities                             0.4%                  1.1%
--------------------------------------------------------------------------------
Other Assets
and Liabilities(1)                          (2.3)%                (1.9)%
--------------------------------------------------------------------------------
(1) Includes temporary cash investments, collateral received for securities lending and other assets and liabilities.

KEY FIXED-INCOME PORTFOLIO STATISTICS
--------------------------------------------------------------------------------
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Weighted Average
Maturity                                   6.2 yrs               6.2 yrs
--------------------------------------------------------------------------------
Average Duration
(modified)                                 5.1 yrs               5.0 yrs
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -       EXPENSE
                        1/1/06          6/30/06         6/30/06         RATIO*
--------------------------------------------------------------------------------
VP BALANCED CLASS I SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                  $1,000         $1,013.20         $4.49          0.90%
--------------------------------------------------------------------------------
Hypothetical            $1,000         $1,020.33         $4.51          0.90%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 60.9%

AEROSPACE & DEFENSE -- 1.6%
--------------------------------------------------------------------------------
           29,674  Boeing Co.                                      $  2,430,662
--------------------------------------------------------------------------------
            9,381  Lockheed Martin Corp.                                672,993
--------------------------------------------------------------------------------
                                                                      3,103,655
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.4%
--------------------------------------------------------------------------------
            1,260  FedEx Corporation                                    147,244
--------------------------------------------------------------------------------
            6,689  United Parcel Service, Inc.
                   Cl B                                                 550,705
--------------------------------------------------------------------------------
                                                                        697,949
--------------------------------------------------------------------------------
AIRLINES(1)
--------------------------------------------------------------------------------
            5,539  Southwest Airlines Co.                                90,673
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.2%
--------------------------------------------------------------------------------
           19,202  ArvinMeritor Inc.(2)                                 330,082
--------------------------------------------------------------------------------
BEVERAGES -- 1.6%
--------------------------------------------------------------------------------
           46,682  Coca-Cola Company (The)                            2,008,260
--------------------------------------------------------------------------------
           29,474  Pepsi Bottling Group Inc.                            947,589
--------------------------------------------------------------------------------
            3,935  PepsiCo, Inc.                                        236,257
--------------------------------------------------------------------------------
                                                                      3,192,106
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 1.2%
--------------------------------------------------------------------------------
           22,541  Alkermes Inc.(2)(3)                                  426,476
--------------------------------------------------------------------------------
           27,438  Amgen Inc.(3)                                      1,789,781
--------------------------------------------------------------------------------
            1,288  Biogen Idec Inc.(3)                                   59,673
--------------------------------------------------------------------------------
            4,360  ImClone Systems Inc.(2)(3)                           168,470
--------------------------------------------------------------------------------
                                                                      2,444,400
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
            1,599  Universal Forest Products Inc.                       100,305
--------------------------------------------------------------------------------
            7,951  USG Corp.(2)(3)                                      579,867
--------------------------------------------------------------------------------
                                                                        680,172
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.7%
--------------------------------------------------------------------------------
           16,735  Goldman Sachs Group, Inc.
                   (The)                                              2,517,447
--------------------------------------------------------------------------------
           23,774  Lehman Brothers Holdings Inc.                      1,548,876
--------------------------------------------------------------------------------
           26,958  Mellon Financial Corp.                               928,164
--------------------------------------------------------------------------------
           19,859  Morgan Stanley                                     1,255,287
--------------------------------------------------------------------------------
           12,160  Northern Trust Corp.                                 672,448
--------------------------------------------------------------------------------
            5,801  State Street Corp.                                   336,980
--------------------------------------------------------------------------------
                                                                      7,259,202
--------------------------------------------------------------------------------
CHEMICALS -- 1.0%
--------------------------------------------------------------------------------
           47,222  Celanese Corp., Series A                             964,273
--------------------------------------------------------------------------------
            5,526  Hercules Inc.(3)                                      84,327
--------------------------------------------------------------------------------
           29,169  Lyondell Chemical Co.                                660,970
--------------------------------------------------------------------------------
            8,538  Westlake Chemical Corp.(2)                           254,432
--------------------------------------------------------------------------------
                                                                      1,964,002
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 1.0%
--------------------------------------------------------------------------------
              765  KeyCorp                                               27,295
--------------------------------------------------------------------------------
            2,080  PNC Financial Services Group                         145,954
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

            1,369  U.S. Bancorp                                    $     42,275
--------------------------------------------------------------------------------
            2,449  Wachovia Corp.                                       132,442
--------------------------------------------------------------------------------
           23,974  Wells Fargo & Co.                                  1,608,175
--------------------------------------------------------------------------------
                                                                      1,956,141
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.3%
--------------------------------------------------------------------------------
               52  Corporate Executive Board Co.
                   (The)                                                  5,210
--------------------------------------------------------------------------------
              165  Dun & Bradstreet Corp.(3)                             11,497
--------------------------------------------------------------------------------
           11,910  John H. Harland Company(2)                           518,085
--------------------------------------------------------------------------------
            3,260  Waste Management, Inc.                               116,969
--------------------------------------------------------------------------------
                                                                        651,761
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
           62,261  Cisco Systems Inc.(3)                              1,215,958
--------------------------------------------------------------------------------
            7,723  Motorola, Inc.                                       155,618
--------------------------------------------------------------------------------
                                                                      1,371,576
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 1.5%
--------------------------------------------------------------------------------
           85,589  Hewlett-Packard Co.                                2,711,460
--------------------------------------------------------------------------------
              556  Komag, Inc.(2)(3)                                     25,676
--------------------------------------------------------------------------------
            3,356  Lexmark International, Inc.
                   Cl A(3)                                              187,365
--------------------------------------------------------------------------------
                                                                      2,924,501
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 2.0%
--------------------------------------------------------------------------------
           26,229  American Express Co.                               1,395,907
--------------------------------------------------------------------------------
           21,536  AmeriCredit Corp.(3)                                 601,285
--------------------------------------------------------------------------------
           23,224  Capital One Financial Corp.                        1,984,491
--------------------------------------------------------------------------------
                                                                      3,981,683
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING -- 0.3%
--------------------------------------------------------------------------------
           15,824  Temple-Inland Inc.                                   678,375
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.1%
--------------------------------------------------------------------------------
            5,433  Building Materials Holding
                   Corp.(2)                                             151,418
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.8%
--------------------------------------------------------------------------------
           38,588  Bank of America Corp.                              1,856,083
--------------------------------------------------------------------------------
           80,911  Citigroup Inc.                                     3,903,146
--------------------------------------------------------------------------------
            3,390  J.P. Morgan Chase & Co.                              142,380
--------------------------------------------------------------------------------
           28,424  McGraw-Hill Companies, Inc.
                   (The)                                              1,427,738
--------------------------------------------------------------------------------
                                                                      7,329,347
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.8%
--------------------------------------------------------------------------------
           19,386  AT&T Inc.                                            540,676
--------------------------------------------------------------------------------
           11,555  BellSouth Corp.                                      418,291
--------------------------------------------------------------------------------
              563  CenturyTel Inc.                                       20,915
--------------------------------------------------------------------------------
           20,524  Verizon Communications Inc.                          687,349
--------------------------------------------------------------------------------
                                                                      1,667,231
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.1%
--------------------------------------------------------------------------------
           23,148  FirstEnergy Corp.                                  1,254,853
--------------------------------------------------------------------------------
           35,629  Pepco Holdings, Inc.                                 840,132
--------------------------------------------------------------------------------
                                                                      2,094,985
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
8

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT(1)
--------------------------------------------------------------------------------
              323  Acuity Brands Inc.                              $     12,568
--------------------------------------------------------------------------------
              673  Emerson Electric Co.                                  56,404
--------------------------------------------------------------------------------
                                                                         68,972
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
--------------------------------------------------------------------------------
           30,947  Arrow Electronics, Inc.(3)                           996,494
--------------------------------------------------------------------------------
            6,583  Plexus Corp.(2)(3)                                   225,204
--------------------------------------------------------------------------------
                                                                      1,221,698
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.3%
--------------------------------------------------------------------------------
           65,348  Grey Wolf Inc.(2)(3)                                 503,180
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.8%
--------------------------------------------------------------------------------
           42,550  Kroger Co. (The)                                     930,142
--------------------------------------------------------------------------------
           11,040  Longs Drug Stores Corp.(2)                           503,645
--------------------------------------------------------------------------------
            1,815  Supervalu Inc.                                        55,721
--------------------------------------------------------------------------------
                                                                      1,489,508
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.6%
--------------------------------------------------------------------------------
           46,373  Campbell Soup Company                              1,720,903
--------------------------------------------------------------------------------
           21,528  General Mills, Inc.                                1,112,136
--------------------------------------------------------------------------------
              216  Seaboard Corp.(2)                                    276,480
--------------------------------------------------------------------------------
                                                                      3,109,519
--------------------------------------------------------------------------------
GAS UTILITIES(1)
--------------------------------------------------------------------------------
              818  UGI Corp.(2)                                          20,139
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.9%
--------------------------------------------------------------------------------
              460  Alcon Inc.                                            45,333
--------------------------------------------------------------------------------
           21,079  Becton Dickinson & Co.                             1,288,560
--------------------------------------------------------------------------------
            4,429  Hospira Inc.(3)                                      190,181
--------------------------------------------------------------------------------
            6,343  Kinetic Concepts Inc.(2)(3)                          280,043
--------------------------------------------------------------------------------
                                                                      1,804,117
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 4.7%
--------------------------------------------------------------------------------
              624  Aetna Inc.(2)                                         24,916
--------------------------------------------------------------------------------
           34,138  AmerisourceBergen Corp.                            1,431,065
--------------------------------------------------------------------------------
           17,250  Cardinal Health, Inc.                              1,109,693
--------------------------------------------------------------------------------
           26,990  Humana Inc.(3)                                     1,449,363
--------------------------------------------------------------------------------
           40,482  McKesson Corp.                                     1,913,989
--------------------------------------------------------------------------------
           32,078  Sierra Health Services, Inc.(3)                    1,444,472
--------------------------------------------------------------------------------
           27,867  UnitedHealth Group
                   Incorporated                                       1,247,884
--------------------------------------------------------------------------------
           11,338  WellCare Health Plans Inc.(2)(3)                     556,129
--------------------------------------------------------------------------------
                                                                      9,177,511
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 1.8%
--------------------------------------------------------------------------------
           24,679  Choice Hotels International
                   Inc.(2)                                            1,495,547
--------------------------------------------------------------------------------
           32,681  Darden Restaurants, Inc.                           1,287,631
--------------------------------------------------------------------------------
            4,075  Domino's Pizza Inc.(2)                               100,816
--------------------------------------------------------------------------------
              621  Papa John's International
                   Inc.(2)(3)                                            20,617
--------------------------------------------------------------------------------
           10,999  Yum! Brands, Inc.                                    552,920
--------------------------------------------------------------------------------
                                                                      3,457,531
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 1.0%
--------------------------------------------------------------------------------
           33,211  Colgate-Palmolive Co.                           $  1,989,339
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 1.8%
--------------------------------------------------------------------------------
           60,203  AES Corporation (The)(3)                           1,110,745
--------------------------------------------------------------------------------
           39,243  TXU Corp.                                          2,346,339
--------------------------------------------------------------------------------
                                                                      3,457,084
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.2%
--------------------------------------------------------------------------------
            8,524  McDermott International,
                   Inc.(2)(3)                                           387,586
--------------------------------------------------------------------------------
INSURANCE -- 2.5%
--------------------------------------------------------------------------------
            8,493  Ace, Ltd.                                            429,661
--------------------------------------------------------------------------------
           17,647  Arch Capital Group Ltd.(3)                         1,049,291
--------------------------------------------------------------------------------
           44,622  Berkley (W.R.) Corp.                               1,522,949
--------------------------------------------------------------------------------
           16,540  Chubb Corp.                                          825,346
--------------------------------------------------------------------------------
           14,427  First American Financial Corp.
                   (The)                                               609,829
--------------------------------------------------------------------------------
            3,786  LandAmerica Financial Group
                   Inc.(2)                                              244,576
--------------------------------------------------------------------------------
            6,978  Zenith National Insurance Corp.                      276,817
--------------------------------------------------------------------------------
                                                                      4,958,469
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 0.2%
--------------------------------------------------------------------------------
           30,203  RealNetworks Inc.(3)                                 323,172
--------------------------------------------------------------------------------
IT SERVICES -- 3.1%
--------------------------------------------------------------------------------
           40,781  Accenture Ltd. Cl A                                1,154,918
--------------------------------------------------------------------------------
           37,012  Acxiom Corp.(2)                                      925,300
--------------------------------------------------------------------------------
           19,014  Global Payments Inc.                                 923,130
--------------------------------------------------------------------------------
           38,944  International Business
                   Machines Corp.                                     2,991,678
--------------------------------------------------------------------------------
                                                                      5,995,026
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 0.6%
--------------------------------------------------------------------------------
           33,918  Applera Corporation - Applied
                   Biosystems Group                                   1,097,247
--------------------------------------------------------------------------------
MACHINERY -- 1.1%
--------------------------------------------------------------------------------
           16,861  Cummins Inc.                                       2,061,257
--------------------------------------------------------------------------------
MEDIA -- 1.5%
--------------------------------------------------------------------------------
           43,666  DIRECTV Group, Inc. (The)(3)                         720,489
--------------------------------------------------------------------------------
           36,027  Disney (Walt) Co.                                  1,080,810
--------------------------------------------------------------------------------
            4,230  John Wiley & Sons Inc. Cl A                          140,436
--------------------------------------------------------------------------------
           56,784  Time Warner Inc.                                     982,363
--------------------------------------------------------------------------------
                                                                      2,924,098
--------------------------------------------------------------------------------
METALS & MINING -- 1.7%
--------------------------------------------------------------------------------
           14,118  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B(2)                                   782,278
--------------------------------------------------------------------------------
           27,144  Nucor Corp.                                        1,472,562
--------------------------------------------------------------------------------
           16,925  Steel Dynamics Inc.(2)                             1,112,650
--------------------------------------------------------------------------------
                                                                      3,367,490
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.1%
--------------------------------------------------------------------------------
            4,727  Vectren Corp.(2)                                     128,811
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
--------------------------------------------------------------------------------
           25,790  Big Lots Inc.(2)(3)                             $    440,493
--------------------------------------------------------------------------------
           21,986  Dollar Tree Stores Inc.(2)(3)                        582,629
--------------------------------------------------------------------------------
            4,111  J.C. Penney Co. Inc.                                 277,534
--------------------------------------------------------------------------------
              180  Sears Holdings Corp.(3)                               27,871
--------------------------------------------------------------------------------
                                                                      1,328,527
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 6.0%
--------------------------------------------------------------------------------
           53,540  Chevron Corp.                                      3,322,692
--------------------------------------------------------------------------------
           90,413  Exxon Mobil Corp.                                  5,546,838
--------------------------------------------------------------------------------
           10,673  Marathon Oil Corp.                                   889,061
--------------------------------------------------------------------------------
            3,550  Occidental Petroleum Corp.                           364,053
--------------------------------------------------------------------------------
            4,175  Tesoro Corporation                                   310,453
--------------------------------------------------------------------------------
           19,765  Valero Energy Corp.                                1,314,768
--------------------------------------------------------------------------------
                                                                     11,747,865
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
           19,022  Louisiana-Pacific Corp.                              416,582
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.0%
--------------------------------------------------------------------------------
            3,768  Alpharma Inc. Cl A(2)                                 90,583
--------------------------------------------------------------------------------
            8,566  Endo Pharmaceuticals
                   Holdings Inc.(3)                                     282,507
--------------------------------------------------------------------------------
            2,849  Johnson & Johnson                                    170,712
--------------------------------------------------------------------------------
           41,937  King Pharmaceuticals, Inc.(3)                        712,928
--------------------------------------------------------------------------------
           18,650  Merck & Co., Inc.                                    679,420
--------------------------------------------------------------------------------
            1,686  Pfizer Inc.                                           39,570
--------------------------------------------------------------------------------
                                                                      1,975,720
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
--------------------------------------------------------------------------------
              320  CBL & Associates Properties,
                   Inc.                                                  12,458
--------------------------------------------------------------------------------
            3,162  Taubman Centers Inc.(2)                              129,325
--------------------------------------------------------------------------------
                                                                        141,783
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.1%
--------------------------------------------------------------------------------
              242  Burlington Northern Santa
                   Fe Corp.                                              19,179
--------------------------------------------------------------------------------
            1,097  Norfolk Southern Corp.                                58,382
--------------------------------------------------------------------------------
            1,387  Union Pacific Corp.                                  128,935
--------------------------------------------------------------------------------
                                                                        206,496
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.2%
--------------------------------------------------------------------------------
            8,870  Freescale Semiconductor Inc.
                   Cl B(3)                                              260,778
--------------------------------------------------------------------------------
           11,836  Lam Research Corp.(3)                                551,794
--------------------------------------------------------------------------------
           49,168  National Semiconductor Corp.                       1,172,657
--------------------------------------------------------------------------------
           12,292  ON Semiconductor Corp.(2)(3)                          72,277
--------------------------------------------------------------------------------
           11,051  Texas Instruments Inc.                               334,735
--------------------------------------------------------------------------------
                                                                      2,392,241
--------------------------------------------------------------------------------
SOFTWARE -- 0.5%
--------------------------------------------------------------------------------
           12,148  BMC Software Inc.(3)                                 290,337
--------------------------------------------------------------------------------
            5,070  Cadence Design Systems Inc.(3)                        86,951
--------------------------------------------------------------------------------
            5,145  Intuit Inc.(3)                                       310,707
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

           13,932  Microsoft Corporation                           $    324,615
--------------------------------------------------------------------------------
            1,532  Oracle Corp.(3)                                       22,199
--------------------------------------------------------------------------------
                                                                      1,034,809
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 2.3%
--------------------------------------------------------------------------------
           10,368  American Eagle Outfitters, Inc.                      352,927
--------------------------------------------------------------------------------
           34,662  Barnes & Noble Inc.                                1,265,163
--------------------------------------------------------------------------------
           14,296  Group 1 Automotive, Inc.(2)                          805,437
--------------------------------------------------------------------------------
           12,103  Home Depot, Inc. (The)                               433,166
--------------------------------------------------------------------------------
           10,849  Lowe's Companies, Inc.                               658,209
--------------------------------------------------------------------------------
           13,337  OfficeMax Inc.                                       543,483
--------------------------------------------------------------------------------
            1,932  Pantry Inc. (The)(3)                                 111,167
--------------------------------------------------------------------------------
            2,441  Payless ShoeSource, Inc.(3)                           66,322
--------------------------------------------------------------------------------
            5,905  Sherwin-Williams Co.                                 280,369
--------------------------------------------------------------------------------
                                                                      4,516,243
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 0.1%
--------------------------------------------------------------------------------
            4,159  Brown Shoe Company, Inc.(2)                          141,739
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 1.5%
--------------------------------------------------------------------------------
           20,954  Corus Bankshares Inc.(2)                             548,576
--------------------------------------------------------------------------------
           14,110  Downey Financial Corp.(2)                            957,363
--------------------------------------------------------------------------------
              219  FirstFed Financial Corp.(3)                           12,630
--------------------------------------------------------------------------------
            9,738  Golden West Financial Corp.                          722,560
--------------------------------------------------------------------------------
           13,928  Washington Mutual, Inc.                              634,838
--------------------------------------------------------------------------------
                                                                      2,875,967
--------------------------------------------------------------------------------
TOBACCO -- 0.5%
--------------------------------------------------------------------------------
           19,119  Loews Corp. - Carolina Group                         982,143
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS -- 0.2%
--------------------------------------------------------------------------------
            5,240  WESCO International Inc.(2)(3)                       349,822
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
--------------------------------------------------------------------------------
           40,289  Sprint Nextel Corp.                                  805,377
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $105,055,710)                                                 119,026,327
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES(4) -- 12.8%

       $  105,131  FHLMC, 7.00%, 11/1/13(5)                             107,848
--------------------------------------------------------------------------------
          163,542  FHLMC, 6.50%, 6/1/16(5)                              165,573
--------------------------------------------------------------------------------
          130,884  FHLMC, 6.50%, 6/1/16(5)                              132,509
--------------------------------------------------------------------------------
        1,008,810  FHLMC, 4.50%, 1/1/19(5)                              954,492
--------------------------------------------------------------------------------
           36,762  FHLMC, 6.50%, 1/1/28                                  37,166
--------------------------------------------------------------------------------
           26,029  FHLMC, 6.50%, 6/1/29                                  26,321
--------------------------------------------------------------------------------
           33,920  FHLMC, 8.00%, 7/1/30                                  35,791
--------------------------------------------------------------------------------
          925,651  FHLMC, 5.50%, 12/1/33(5)                             893,291
--------------------------------------------------------------------------------
        2,013,000  FNMA, 5.00%, settlement
                   date 7/14/06(6)                                    1,882,155
--------------------------------------------------------------------------------
        3,428,000  FNMA, 5.50%, settlement
                   date 7/14/06(6)                                    3,293,023
--------------------------------------------------------------------------------
        2,876,748  FNMA, 6.00%, settlement
                   date 7/14/06(6)                                    2,831,799
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  968,680  FNMA, 5.00%, settlement
                   date 7/18/06(6)                                 $    932,960
--------------------------------------------------------------------------------
        2,224,000  FNMA, 5.50%, settlement
                   date 7/18/06(6)                                    2,182,994
--------------------------------------------------------------------------------
          162,079  FNMA, 5.50%, 12/1/08(5)                              160,749
--------------------------------------------------------------------------------
           12,062  FNMA, 6.50%, 11/1/11                                  12,209
--------------------------------------------------------------------------------
           12,293  FNMA, 6.00%, 4/1/13                                   12,341
--------------------------------------------------------------------------------
           29,313  FNMA, 6.00%, 4/1/13                                   29,426
--------------------------------------------------------------------------------
           13,732  FNMA, 6.00%, 5/1/13                                   13,785
--------------------------------------------------------------------------------
           10,598  FNMA, 6.50%, 6/1/13                                   10,747
--------------------------------------------------------------------------------
           73,822  FNMA, 6.50%, 6/1/13                                   74,859
--------------------------------------------------------------------------------
           18,162  FNMA, 6.00%, 7/1/13                                   18,232
--------------------------------------------------------------------------------
          151,102  FNMA, 6.00%, 1/1/14(5)                               151,685
--------------------------------------------------------------------------------
          533,054  FNMA, 4.50%, 5/1/19                                  504,657
--------------------------------------------------------------------------------
          511,415  FNMA, 4.50%, 5/1/19                                  484,170
--------------------------------------------------------------------------------
            7,364  FNMA, 6.50%, 1/1/28                                    7,444
--------------------------------------------------------------------------------
           36,406  FNMA, 7.00%, 1/1/28                                   37,345
--------------------------------------------------------------------------------
           75,648  FNMA, 6.50%, 1/1/29                                   76,448
--------------------------------------------------------------------------------
           67,789  FNMA, 7.50%, 7/1/29                                   70,302
--------------------------------------------------------------------------------
           32,987  FNMA, 7.50%, 9/1/30                                   34,186
--------------------------------------------------------------------------------
           89,332  FNMA, 6.50%, 1/1/32                                   90,174
--------------------------------------------------------------------------------
          621,487  FNMA, 5.50%, 6/1/33(5)                               599,743
--------------------------------------------------------------------------------
        1,069,899  FNMA, 5.50%, 7/1/33                                1,032,467
--------------------------------------------------------------------------------
          501,915  FNMA, 5.50%, 8/1/33(5)                               484,354
--------------------------------------------------------------------------------
          770,900  FNMA, 5.00%, 11/1/33                                 724,349
--------------------------------------------------------------------------------
        2,140,775  FNMA, 5.50%, 1/1/34(5)                             2,065,875
--------------------------------------------------------------------------------
        3,234,833  FNMA, 4.50%, 9/1/35                                2,933,657
--------------------------------------------------------------------------------
          750,552  FNMA, 4.50%, 10/1/35                                 680,672
--------------------------------------------------------------------------------
           80,717  GNMA, 7.00%, 4/20/26                                  82,823
--------------------------------------------------------------------------------
           49,520  GNMA, 7.50%, 8/15/26                                  51,875
--------------------------------------------------------------------------------
           20,661  GNMA, 7.00%, 2/15/28                                  21,323
--------------------------------------------------------------------------------
           34,752  GNMA, 7.50%, 2/15/28                                  36,376
--------------------------------------------------------------------------------
           28,429  GNMA, 6.50%, 3/15/28                                  28,877
--------------------------------------------------------------------------------
           28,393  GNMA, 6.50%, 3/15/28                                  28,840
--------------------------------------------------------------------------------
            3,569  GNMA, 6.50%, 5/15/28                                   3,625
--------------------------------------------------------------------------------
            6,319  GNMA, 6.50%, 5/15/28                                   6,419
--------------------------------------------------------------------------------
           17,403  GNMA, 7.00%, 12/15/28                                 17,960
--------------------------------------------------------------------------------
           21,371  GNMA, 8.00%, 12/15/29                                 22,721
--------------------------------------------------------------------------------
          166,528  GNMA, 7.00%, 5/15/31(5)                              171,865
--------------------------------------------------------------------------------
          729,131  GNMA, 5.50%, 11/15/32(5)                             708,050
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
MORTGAGE-BACKED SECURITIES
(Cost $25,436,529)                                                   24,966,552
--------------------------------------------------------------------------------
CORPORATE BONDS -- 8.2%

AEROSPACE & DEFENSE -- 0.3%
--------------------------------------------------------------------------------
          190,000  Honeywell International Inc.,
                   5.70%, 3/15/36(5)                                    178,256
--------------------------------------------------------------------------------
           44,000  Lockheed Martin Corp.,
                   8.50%, 12/1/29                                        55,539
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  280,000  United Technologies Corp.,
                   4.375%, 5/1/10(5)                               $    268,315
--------------------------------------------------------------------------------
          170,000  United Technologies Corp.,
                   6.05%, 6/1/36(5)                                     167,804
--------------------------------------------------------------------------------
                                                                        669,914
--------------------------------------------------------------------------------
BEVERAGES -- 0.3%
--------------------------------------------------------------------------------
          190,000  Fortune Brands Inc., 5.375%,
                   1/15/16                                              176,074
--------------------------------------------------------------------------------
          250,000  Miller Brewing Co., 4.25%,
                   8/15/08 (Acquired 1/6/04,
                   Cost $254,055)(7)                                    242,845
--------------------------------------------------------------------------------
          240,000  SABMiller plc, 6.20%, 7/1/11
                   (Acquired 6/27/06, Cost
                   $239,830)(7)(8)                                      241,583
--------------------------------------------------------------------------------
                                                                        660,502
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.1%
--------------------------------------------------------------------------------
          230,000  Genentech, Inc., 4.75%,
                   7/15/15                                              211,011
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 0.4%
--------------------------------------------------------------------------------
          170,000  Merrill Lynch & Co., Inc.,
                   4.25%, 2/8/10(2)                                     161,708
--------------------------------------------------------------------------------
          200,000  Merrill Lynch & Co., Inc.,
                   6.05%, 5/16/16(5)                                    199,046
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 4.00%,
                   1/15/10(5)                                           122,989
--------------------------------------------------------------------------------
          100,000  Morgan Stanley, 4.25%,
                   5/15/10                                               94,496
--------------------------------------------------------------------------------
          130,000  Morgan Stanley, 5.05%,
                   1/21/11(2)                                           126,203
--------------------------------------------------------------------------------
                                                                        704,442
--------------------------------------------------------------------------------
CHEMICALS(1)
--------------------------------------------------------------------------------
           44,000  Dow Chemical Co. (The),
                   7.375%, 11/1/29                                       49,011
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 0.6%
--------------------------------------------------------------------------------
           44,000  Abbey National plc, 7.95%,
                   10/26/29                                              52,534
--------------------------------------------------------------------------------
          210,000  PNC Bank N.A., 4.875%,
                   9/21/17(5)                                           190,665
--------------------------------------------------------------------------------
          200,000  SouthTrust Corp., 5.80%,
                   6/15/14(5)                                           197,028
--------------------------------------------------------------------------------
          230,000  Wachovia Bank N.A., 4.80%,
                   11/1/14(5)                                           212,750
--------------------------------------------------------------------------------
          340,000  Wachovia Bank N.A., 4.875%,
                   2/1/15(5)                                            315,184
--------------------------------------------------------------------------------
          250,000  Wells Fargo & Co., 4.625%,
                   8/9/10(5)                                            241,390
--------------------------------------------------------------------------------
                                                                      1,209,551
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.1%
--------------------------------------------------------------------------------
          180,000  Waste Management, Inc.,
                   7.00%, 7/15/28                                       187,120
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 1.2%
--------------------------------------------------------------------------------
          250,000  American General Finance
                   Corp., Series 2002 H, 4.50%,
                   11/15/07(5)                                          246,323
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
11

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  600,000  Bank of America Corp.,
                   4.375%, 12/1/10(5)                              $    570,637
--------------------------------------------------------------------------------
          300,000  Citigroup Inc., 5.00%,
                   9/15/14(5)                                           281,252
--------------------------------------------------------------------------------
          170,000  General Electric Capital Corp.,
                   6.125%, 2/22/11(5)                                   173,368
--------------------------------------------------------------------------------
          145,000  HSBC Finance Corp., 4.75%,
                   4/15/10(2)                                           139,979
--------------------------------------------------------------------------------
          170,000  HSBC Finance Corp., 4.625%,
                   9/15/10(5)                                           163,079
--------------------------------------------------------------------------------
          300,000  J.P. Morgan Chase & Co.,
                   6.75%, 2/1/11(5)                                     312,122
--------------------------------------------------------------------------------
          260,000  John Deere Capital Corp.,
                   4.50%, 8/25/08(5)                                    254,106
--------------------------------------------------------------------------------
          160,000  Residential Capital Corp.,
                   6.50%, 4/17/13                                       157,227
--------------------------------------------------------------------------------
                                                                      2,298,093
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.5%
--------------------------------------------------------------------------------
          214,000  AT&T Corp., 7.30%, 11/15/11                          227,420
--------------------------------------------------------------------------------
          140,000  AT&T Inc., 6.80%, 5/15/36(2)                         139,204
--------------------------------------------------------------------------------
           44,000  BellSouth Corp., 6.875%,
                   10/15/31(2)                                           43,531
--------------------------------------------------------------------------------
           90,000  Embarq Corp., 7.08%, 6/1/16                           89,663
--------------------------------------------------------------------------------
          220,000  Sprint Capital Corp., 8.375%,
                   3/15/12                                              243,355
--------------------------------------------------------------------------------
          130,000  Telecom Italia Capital SA,
                   4.00%, 1/15/10                                       121,749
--------------------------------------------------------------------------------
           70,000  Telefonica Emisones SAu,
                   5.98%, 6/20/11                                        69,817
--------------------------------------------------------------------------------
                                                                        934,739
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          150,000  Carolina Power & Light Co.,
                   5.15%, 4/1/15                                        141,473
--------------------------------------------------------------------------------
          150,000  CenterPoint Energy Resources
                   Corp., 6.50%, 2/1/08                                 151,303
--------------------------------------------------------------------------------
          114,000  FirstEnergy Corp., 7.375%,
                   11/15/31                                             122,668
--------------------------------------------------------------------------------
          140,000  Florida Power Corp., 4.50%,
                   6/1/10                                               134,023
--------------------------------------------------------------------------------
           44,000  Hydro Quebec, 8.40%,
                   1/15/22                                               55,531
--------------------------------------------------------------------------------
          150,000  Southern California Edison Co.,
                   5.625%, 2/1/36                                       135,674
--------------------------------------------------------------------------------
                                                                        740,672
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 0.1%
--------------------------------------------------------------------------------
          120,000  XTO Energy Inc., 6.10%,
                   4/1/36                                               108,970
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 0.2%
--------------------------------------------------------------------------------
          230,000  Wal-Mart Stores, Inc., 4.125%,
                   7/1/10(5)                                            217,992
--------------------------------------------------------------------------------
           44,000  Wal-Mart Stores, Inc., 7.55%,
                   2/15/30(2)                                            51,209
--------------------------------------------------------------------------------
          100,000  Wal-Mart Stores, Inc., 5.25%,
                   9/1/35                                                87,556
--------------------------------------------------------------------------------
                                                                        356,757
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 0.2%
--------------------------------------------------------------------------------
       $  210,000  Cadbury Schweppes U.S.
                   Finance LLC, 3.875%, 10/1/08
                   (Acquired 6/14/05-8/18/05,
                   Cost $206,135)(7)                               $    201,453
--------------------------------------------------------------------------------
           44,000  Kellogg Co., 7.45%, 4/1/31                            50,082
--------------------------------------------------------------------------------
           44,000  Kraft Foods Inc., 6.50%,
                   11/1/31                                               44,076
--------------------------------------------------------------------------------
                                                                        295,611
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.2%
--------------------------------------------------------------------------------
          220,000  Baxter Finco BV, 4.75%,
                   10/15/10(5)                                          211,595
--------------------------------------------------------------------------------
          110,000  Boston Scientific Corp.,
                   6.40%, 6/15/16                                       107,351
--------------------------------------------------------------------------------
                                                                        318,946
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.2%
--------------------------------------------------------------------------------
          170,000  Royal Caribbean Cruises Ltd.,
                   7.00%, 6/15/13                                       169,308
--------------------------------------------------------------------------------
          260,000  Yum! Brands Inc., 8.875%,
                   4/15/11                                              289,857
--------------------------------------------------------------------------------
                                                                        459,165
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 0.1%
--------------------------------------------------------------------------------
          200,000  D.R. Horton, Inc., 7.875%,
                   8/15/11                                              210,147
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.3%
--------------------------------------------------------------------------------
          550,000  General Electric Co., 5.00%,
                   2/1/13(5)                                            527,536
--------------------------------------------------------------------------------
INSURANCE -- 0.5%
--------------------------------------------------------------------------------
          250,000  Allstate Financial Global
                   Funding, 4.25%, 9/10/08
                   (Acquired 9/3/03, Cost
                   $249,510)(5)(7)                                      243,040
--------------------------------------------------------------------------------
           44,000  AXA SA, 8.60%, 12/15/30                               52,511
--------------------------------------------------------------------------------
          250,000  Genworth Financial Inc.,
                   5.75%, 6/15/14(5)                                    246,757
--------------------------------------------------------------------------------
          130,000  Genworth Financial Inc.,
                   4.95%, 10/1/15(5)                                    120,391
--------------------------------------------------------------------------------
          250,000  Monumental Global Funding II,
                   3.85%, 3/3/08 (Acquired
                   2/5/03, Cost $249,995)(5)(7)                         242,696
--------------------------------------------------------------------------------
          140,000  Prudential Financial, Inc.,
                   5.40%, 6/13/35(2)                                    121,735
--------------------------------------------------------------------------------
                                                                      1,027,130
--------------------------------------------------------------------------------
MACHINERY -- 0.1%
--------------------------------------------------------------------------------
          130,000  Dover Corp., 5.375%,
                   10/15/35(5)                                          115,824
--------------------------------------------------------------------------------
MEDIA -- 0.6%
--------------------------------------------------------------------------------
          310,000  Comcast Corp., 5.90%,
                   3/15/16                                              298,380
--------------------------------------------------------------------------------
          290,000  Cox Communications, Inc.,
                   7.125%, 10/1/12                                      300,329
--------------------------------------------------------------------------------
          170,000  Knight-Ridder, Inc., 7.125%,
                   6/1/11(5)                                            174,135
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
12

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  250,000  News America Holdings,
                   7.75%, 1/20/24                                  $    268,573
--------------------------------------------------------------------------------
           44,000  Time Warner Inc., 7.625%,
                   4/15/31                                               47,513
--------------------------------------------------------------------------------
          110,000  Viacom Inc., 5.75%, 4/30/11
                   (Acquired 4/5/06, Cost
                   $109,336)(7)                                         108,156
--------------------------------------------------------------------------------
           60,000  Viacom Inc., 6.25%, 4/30/16
                   (Acquired 4/5/06, Cost
                   $59,737)(7)                                           58,350
--------------------------------------------------------------------------------
                                                                      1,255,436
--------------------------------------------------------------------------------
METALS & MINING(1)
--------------------------------------------------------------------------------
           70,000  Alcan Inc., 4.50%, 5/15/13                            64,190
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.4%
--------------------------------------------------------------------------------
          250,000  Dominion Resources Inc.,
                   4.125%, 2/15/08                                      243,800
--------------------------------------------------------------------------------
          130,000  Dominion Resources Inc.,
                   4.75%, 12/15/10                                      124,204
--------------------------------------------------------------------------------
          220,000  Nisource Finance Corp.,
                   5.25%, 9/15/17                                       200,554
--------------------------------------------------------------------------------
          150,000  Pacific Gas & Electric Co.,
                   6.05%, 3/1/34                                        142,032
--------------------------------------------------------------------------------
                                                                        710,590
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.2%
--------------------------------------------------------------------------------
          100,000  May Department Stores Co.
                   (The), 3.95%, 7/15/07                                 98,069
--------------------------------------------------------------------------------
          300,000  May Department Stores Co.
                   (The), 4.80%, 7/15/09                                291,956
--------------------------------------------------------------------------------
           44,000  Target Corp., 7.00%, 7/15/31                          48,589
--------------------------------------------------------------------------------
                                                                        438,614
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.5%
--------------------------------------------------------------------------------
           44,000  ConocoPhillips Holding Co.,
                   6.95%, 4/15/29                                        48,020
--------------------------------------------------------------------------------
           44,000  Devon Financing Corp ULC,
                   7.875%, 9/30/31                                       50,394
--------------------------------------------------------------------------------
          350,000  Enterprise Products Operating
                   L.P., 4.95%, 6/1/10                                  335,758
--------------------------------------------------------------------------------
          110,000  Enterprise Products Operating
                   L.P., 6.65%, 10/15/34(2)                             104,688
--------------------------------------------------------------------------------
          260,000  Premcor Refining Group Inc.
                   (The), 6.125%, 5/1/11                                261,191
--------------------------------------------------------------------------------
          190,000  XTO Energy Inc., 5.30%,
                   6/30/15                                              176,929
--------------------------------------------------------------------------------
                                                                        976,980
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 0.1%
--------------------------------------------------------------------------------
          170,000  Abbott Laboratories, 5.875%,
                   5/15/16(5)                                           168,855
--------------------------------------------------------------------------------
          100,000  Schering-Plough Corp.,
                   5.55%, 7/3/06                                         97,080
--------------------------------------------------------------------------------
                                                                        265,935
--------------------------------------------------------------------------------
ROAD & RAIL -- 0.2%
--------------------------------------------------------------------------------
          300,000  Canadian National Railway
                   Co., 6.25%, 8/1/34                                   304,616
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  200,000  Norfolk Southern Corp.,
                   5.64%, 5/17/29                                  $    186,303
--------------------------------------------------------------------------------
                                                                        490,919
--------------------------------------------------------------------------------
SOFTWARE -- 0.1%
--------------------------------------------------------------------------------
          235,000  Oracle Corp., 5.00%, 1/15/11(5)                      227,019
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 0.1%
--------------------------------------------------------------------------------
          240,000  Home Depot, Inc. (The),
                   5.40%, 3/1/16(5)                                     230,484
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
--------------------------------------------------------------------------------
          400,000  Nextel Communications Inc.,
                   5.95%, 3/15/14                                       384,840
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS
(Cost $16,702,195)                                                   16,130,148
--------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE
OBLIGATIONS(4) -- 6.9%

        5,101,835  Bank of America Commercial
                   Mortgage Inc. STRIPS -
                   COUPON, Series 2004-1,
                   Class XP, VRN, 0.69%, 7/1/06(5)                      111,424
--------------------------------------------------------------------------------
        1,200,000  Bank of America Mortgage
                   Securities, Series 2004 F,
                   Class 2A5, VRN, 4.15%,
                   7/1/06(5)                                          1,146,472
--------------------------------------------------------------------------------
        6,050,699  Bear Stearns Commercial
                   Mortgage Securities STRIPS -
                   COUPON, Series 2004 T16,
                   Class X2, VRN, 0.77%, 7/1/06(5)                      209,106
--------------------------------------------------------------------------------
          475,000  Bear Stearns Commercial
                   Mortgage Securities, Series
                   2006 BBA7, Class A1, VRN,
                   5.24%, 7/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.11% with no
                   caps (Acquired 6/5/06, Cost
                   $475,000)(5)(7)                                      475,000
--------------------------------------------------------------------------------
          235,288  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 F10A, Class A1,
                   VRN, 5.30%, 7/15/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.10% with no
                   caps (Acquired 3/18/05,
                   Cost $235,288)(5)(7)                                 235,467
--------------------------------------------------------------------------------
          473,077  Commercial Mortgage
                   Pass-Through Certificates,
                   Series 2005 FL11, Class A1,
                   VRN, 5.35%, 7/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.15% with no
                   caps (Acquired 11/18/05,
                   Cost $473,077)(5)(7)                                 473,435
--------------------------------------------------------------------------------
        1,381,962  FHLMC, Series 2527,
                   Class BN SEQ, 5.00%, 2/15/16                       1,367,998
--------------------------------------------------------------------------------
          624,955  FHLMC, Series 2937,
                   Class KA, 4.50%, 12/15/14                            615,427
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
13

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  127,880  GMAC Commercial Mortgage
                   Securities, Inc., Series
                   2002 C2, Class A1 SEQ,
                   4.32%, 10/15/38(5)                              $    126,995
--------------------------------------------------------------------------------
        1,100,000  GMAC Commercial Mortgage
                   Securities, Inc., Series
                   2005 C1, Class A2 SEQ,
                   4.47%, 5/10/43(5)                                  1,055,898
--------------------------------------------------------------------------------
          880,000  Greenwich Capital
                   Commercial Funding Corp.,
                   Series 2005 GG5, Class A5,
                   5.22%, 4/10/37(2)                                    839,934
--------------------------------------------------------------------------------
          900,000  LB-UBS Commercial
                   Mortgage Trust, Series
                   2005 C3, Class A3 SEQ,
                   4.65%, 7/30/30(5)                                    855,842
--------------------------------------------------------------------------------
          880,000  LB-UBS Commercial
                   Mortgage Trust, Series
                   2005 C3, Class A5 SEQ,
                   4.74%, 7/15/30(2)                                    812,249
--------------------------------------------------------------------------------
          755,000  LB-UBS Commercial
                   Mortgage Trust, Series
                   2006 C1, Class A4 SEQ,
                   5.16%, 2/15/31(5)                                    716,160
--------------------------------------------------------------------------------
          377,504  Lehman Brothers Floating
                   Rate Commercial Mortgage
                   Trust, Series 2005 LLFA,
                   Class A1, VRN, 5.30%,
                   7/15/06, resets monthly off
                   the 1-month LIBOR plus
                   0.10% with no caps (Acquired
                   7/25/05, Cost $377,504)(5)(7)                        377,762
--------------------------------------------------------------------------------
           73,649  MASTR Alternative Loans Trust,
                   Series 2003-8, Class 4A1,
                   7.00%, 12/25/33                                       73,702
--------------------------------------------------------------------------------
          542,897  Wachovia Bank Commercial
                   Mortgage Trust, Series
                   2005 WL5A, Class A1, VRN,
                   5.30%, 7/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.10% with no
                   caps (Acquired 3/24/05,
                   Cost $542,897)(5)(7)                                 543,260
--------------------------------------------------------------------------------
        1,520,000  Wachovia Bank Commercial
                   Mortgage Trust, Series
                   2006 C23, Class A4, 5.42%,
                   1/15/45(5)                                         1,467,007
--------------------------------------------------------------------------------
          750,000  Washington Mutual, Inc.,
                   Series 2004 AR4, Class A6,
                   3.81%, 6/25/34(5)                                    710,366
--------------------------------------------------------------------------------
          970,000  Washington Mutual, Inc.,
                   Series 2004 AR9, Class A7,
                   VRN, 4.17%, 7/1/06(5)                                927,735
--------------------------------------------------------------------------------
          253,895  Washington Mutual, Inc.,
                   Series 2005 AR11, Class A1C1,
                   VRN, 5.54%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.20% with a cap
                   of 10.50%                                            254,048
--------------------------------------------------------------------------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $13,790,003)                                                   13,395,287
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY
SECURITIES -- 5.1%

       $1,300,000  FHLB, 4.625%, 2/1/08(5)                         $  1,283,546
--------------------------------------------------------------------------------
        1,400,000  FHLMC, 7.00%, 3/15/10                              1,471,797
--------------------------------------------------------------------------------
          775,000  FHLMC, 5.25%, 7/18/11(5)                             767,302
--------------------------------------------------------------------------------
          700,000  FHLMC, 5.50%, 3/28/16(5)                             685,692
--------------------------------------------------------------------------------
        1,800,000  FHLMC, 5.30%, 5/12/20(5)                           1,656,925
--------------------------------------------------------------------------------
          950,000  FNMA, 5.00%, 9/14/07(5)                              944,355
--------------------------------------------------------------------------------
        1,025,000  FNMA, 6.625%, 9/15/09(5)                           1,060,454
--------------------------------------------------------------------------------
        2,200,000  FNMA, 5.80%, 2/9/26(5)                             2,123,680
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT AGENCY
SECURITIES
(Cost $10,201,543)                                                    9,993,751
--------------------------------------------------------------------------------
U.S. TREASURY SECURITIES -- 4.6%

        1,770,000  U.S. Treasury Bonds, 8.125%,
                   8/15/21(2)(5)                                      2,282,333
--------------------------------------------------------------------------------
        2,300,000  U.S. Treasury Bonds, 7.125%,
                   2/15/23(2)(5)                                      2,752,453
--------------------------------------------------------------------------------
          300,000  U.S. Treasury Bonds, 6.125%,
                   11/15/27(5)                                          331,571
--------------------------------------------------------------------------------
          400,000  U.S. Treasury Bonds, 4.50%,
                   2/15/36(2)                                           358,782
--------------------------------------------------------------------------------
        1,623,904  U.S. Treasury Inflation Indexed
                   Notes, 2.00%, 1/15/16(2)(5)                        1,551,273
--------------------------------------------------------------------------------
          192,000  U.S. Treasury Notes, 4.875%,
                   4/30/11(2)                                           190,103
--------------------------------------------------------------------------------
        1,500,000  U.S. Treasury Notes, 4.875%,
                   5/31/11(2)                                         1,485,236
--------------------------------------------------------------------------------
TOTAL U.S. TREASURY SECURITIES
(Cost $9,257,044)                                                     8,951,751
--------------------------------------------------------------------------------
ASSET-BACKED SECURITIES(4) -- 3.4%

            1,961  ABSC Net Interest Margin,
                   Series 2004 HE5, Class A1,
                   5.00%, 8/27/34 (Acquired
                   6/22/04, Cost $1,956)(7)                               1,950
--------------------------------------------------------------------------------
          356,222  Accredited Mortgage Loan
                   Trust, Series 2006-1, Class A1,
                   VRN, 5.40%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.06% with
                   no caps(5)                                           356,466
--------------------------------------------------------------------------------
          420,000  Accredited Mortgage Loan
                   Trust, Series 2006-2, Class A1,
                   VRN, 5.39%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.04% with
                   no caps                                              420,000
--------------------------------------------------------------------------------
          281,070  Ameriquest Mortgage
                   Securities Inc., Series 2006 R1,
                   Class A2A, VRN, 5.42%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.08% with no caps                                   281,315
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
14

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $    2,346  AQ Finance Net Interest
                   Margin, Series 2004 RN5,
                   Class A, 5.19%, 6/29/34
                   (Acquired 6/24/04, Cost
                   $2,346)(7)                                       $     2,341
--------------------------------------------------------------------------------
          800,000  Capital One Prime Auto
                   Receivables Trust, Series
                   2004-2, Class A4, VRN, 5.26%,
                   7/15/06, resets monthly off
                   the 1-month LIBOR plus
                   0.06% with no caps(5)                                800,879
--------------------------------------------------------------------------------
          281,266  Centex Home Equity, Series
                   2006 A, Class AV1, VRN,
                   5.37%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.05% with
                   no caps(5)                                           281,411
--------------------------------------------------------------------------------
          612,548  CNH Equipment Trust, Series
                   2004 A, Class A3A, VRN,
                   5.27%, 7/17/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.07% with
                   no caps(5)                                           613,076
--------------------------------------------------------------------------------
              872  Countrywide Asset-Backed
                   Certificates, Series 2004-11N,
                   Class N, 5.25%, 4/25/36
                   (Acquired 10/27/04, Cost
                   $872)(7)                                                 872
--------------------------------------------------------------------------------
          220,346  Countrywide Asset-Backed
                   Certificates, Series 2005-7,
                   Class 3AV1, VRN, 5.46%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.12% with no caps(5)                                220,485
--------------------------------------------------------------------------------
          461,087  Countrywide Asset-Backed
                   Certificates, Series 2006-6,
                   Class 2A1, VRN, 5.41%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.07% with no caps                                   461,366
--------------------------------------------------------------------------------
          149,887  Countrywide Asset-Backed
                   Certificates, Series 2006 BC2,
                   Class 2A1, VRN, 5.38%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.04% with no caps                                   149,978
--------------------------------------------------------------------------------
          988,435  Credit-Based Asset Servicing
                   and Securitization, Series
                   2006 CB3, Class AV1, VRN,
                   5.38%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.06% with
                   no caps(5)                                           989,033
--------------------------------------------------------------------------------
            4,633  First Franklin Mortgage Loan
                   Asset Backed Certificates,
                   Series 2005 FF4, Class 2A1,
                   VRN,  5.42%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.08% with
                   no caps                                                4,636
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  206,951  IndyMac Residential Asset
                   Backed Trust, Series 2006 B,
                   Class 2A1, VRN, 5.40%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.06% with no caps                              $    207,131
--------------------------------------------------------------------------------
            9,078  Long Beach Asset Holdings
                   Corp., Series 2005-1, Class N1,
                   4.12%, 2/25/35 (Acquired
                   1/19/05, Cost $9,078)(7)                               9,072
--------------------------------------------------------------------------------
          177,474  Long Beach Mortgage Loan
                   Trust, Series 2006-2,
                   Class 2A1, VRN, 5.41%,
                   7/25/06, resets monthly off
                   the 1-month LIBOR plus
                   0.07% with no caps(5)                                177,619
--------------------------------------------------------------------------------
           78,691  NovaStar Home Equity Loan,
                   Series 2005-1, Class A2A,
                   VRN, 5.46%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.12% with a cap
                   of 11.00%                                             78,748
--------------------------------------------------------------------------------
          428,522  NovaStar Home Equity Loan,
                   Series 2005-4, Class A2A,
                   VRN, 5.41%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.09% with a cap
                   of 11.00%                                            428,851
--------------------------------------------------------------------------------
           39,248  Residential Asset Mortgage
                   Products, Inc., Series
                   2004 RS10, Class AII1, VRN,
                   5.49%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.17% with a
                   cap of 14.00%                                         39,275
--------------------------------------------------------------------------------
          220,732  Residential Asset Mortgage
                   Products, Inc., Series
                   2005 RS1, Class AII1, VRN,
                   5.43%, 7/25/06, resets
                   monthly off the 1-month
                   LIBOR plus 0.11% with a
                   cap of 14.00%                                        220,895
--------------------------------------------------------------------------------
          100,000  Residential Asset Securities
                   Corp., Series 2004 KS2,
                   Class MI1, 4.71%, 3/25/34                             95,637
--------------------------------------------------------------------------------
          293,150  SLM Student Loan Trust,
                   Series 2006-2, Class A1, VRN,
                   5.71%, 9/25/06, resets
                   quarterly off the 3-month
                   LIBOR minus 0.03% with
                   no caps                                              293,324
--------------------------------------------------------------------------------
          280,000  SLM Student Loan Trust,
                   Series 2006-4, Class A1, VRN,
                   5.04%, 7/25/06, resets
                   quarterly off the 3-month
                   LIBOR minus 0.03% with
                   no caps                                              280,169
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
15

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Principal Amount                                                       Value
--------------------------------------------------------------------------------

       $  180,000  SLM Student Loan Trust,
                   Series 2006-5, Class A2, VRN,
                   5.29%, 7/25/06, resets
                   quarterly off the 3-month
                   LIBOR minus 0.01% with
                   no caps(5)                                      $    180,056
--------------------------------------------------------------------------------
TOTAL ASSET-BACKED SECURITIES
(Cost $6,594,562)                                                     6,594,585
--------------------------------------------------------------------------------
SOVEREIGN GOVERNMENTS &
AGENCIES -- 0.3%

          270,000  Province of Quebec, 5.00%,
                   7/17/09(5)                                           266,243
--------------------------------------------------------------------------------
          280,000  Republic of Italy, 4.00%,
                   6/16/08(2)                                           272,457
--------------------------------------------------------------------------------
TOTAL SOVEREIGN GOVERNMENTS & AGENCIES
(Cost $554,810)                                                         538,700
--------------------------------------------------------------------------------
MUNICIPAL SECURITIES -- 0.1%

          300,000  Illinois GO, (Taxable Pension),
                   5.10%, 6/1/33(5)
(Cost $302,470)                                                         269,520
--------------------------------------------------------------------------------

Principal Amount                                                       Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.8%

Repurchase Agreement, Morgan Stanley
Group, Inc., (collateralized by various U.S.
Treasury obligations, 6.00%, 2/15/26, valued
at $1,544,484), in a joint trading account at
4.48%, dated 6/30/06, due 7/3/06 (Delivery
value $1,500,560)(5)
(Cost $1,500,000)                                                  $  1,500,000
--------------------------------------------------------------------------------
COLLATERAL RECEIVED FOR
SECURITIES LENDING(9) -- 10.5%

Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account at the
lending agent), 5.31%, dated 6/30/06, due
7/3/06 (Delivery value $20,522,631)
(Cost $20,513,554)                                                   20,513,554
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 113.6%
(Cost $209,908,420)                                                 221,880,175
--------------------------------------------------------------------------------
OTHER ASSETS AND
LIABILITIES -- (13.6)%                                              (26,508,314)
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $195,371,861
================================================================================

FUTURES CONTRACTS

                             Expiration        Underlying Face       Unrealized
  Contracts Purchased           Date           Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
  100  U.S. Treasury
       5-Year Notes        September 2006        $10,340,625           $12,275
--------------------------------------------------------------------------------
    4  U.S. Treasury
       2-Year Notes        September 2006            811,125            (1,697)
--------------------------------------------------------------------------------
                                                 $11,151,750           $10,578
                                              ==================================

                             Expiration        Underlying Face       Unrealized
    Contracts Sold              Date           Amount at Value       Gain (Loss)
--------------------------------------------------------------------------------
  120  U.S. Treasury
       10-Year Notes       September 2006        $12,583,125           $37,316
                                              ==================================

See Notes to Financial Statements.                                  (continued)

------
16

VP Balanced - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

SWAP AGREEMENTS
-----------------------------------------------------------------------------------------------
                                                                                    Unrealized
 Notional Amount           Description of Agreement               Expiration Date   Gain (Loss)
-----------------------------------------------------------------------------------------------
CREDIT DEFAULT
-----------------------------------------------------------------------------------------------
    $2,430,000     Pay quarterly a fixed rate equal to 0.45%       December 2010      $(5,366)
                   multiplied by the notional amount and
                   receive from Deutsche Bank AG upon each
                   default event of one of the issues of Dow
                   Jones CDX N.A. Investment Grade 5, par
                   value of the proportional notional amount.
-----------------------------------------------------------------------------------------------
     1,950,000     Pay quarterly a fixed rate equal to 0.85%       December 2010        1,880
                   multiplied by the notional amount and
                   receive from Barclays Capital, Inc. upon each
                   default event of one of the issues of Dow
                   Jones CDX N.A. Investment Grade 5, par
                   value of the proportional notional amount.
-----------------------------------------------------------------------------------------------
     2,200,000     Pay quarterly a fixed rate equal to 0.40%         June 2011           (531)
                   multiplied by the notional amount and
                   receive from Barclays Capital, Inc. upon each
                   default event of one of the issues of Dow
                   Jones CDX N.A. Investment Grade 6, par
                   value of the proportional notional amount.
-----------------------------------------------------------------------------------------------
     1,200,000     Pay quarterly a fixed rate equal to 0.75%         June 2011          3,273
                   multiplied by the notional amount and
                   receive from Deutsche Bank AG upon each
                   default event of one of the issues of Dow
                   Jones CDX N.A. Investment Grade 6, par
                   value of the proportional notional amount.
-----------------------------------------------------------------------------------------------
                                                                                      $  (744)
                                                                                    ===========

NOTES TO SCHEDULE OF INVESTMENTS

ABSC = Asset-Backed Securities Corp.

CDX = Credit Derivative Indexes

FHLB = Federal Home Loan Bank

FHLMC = Federal Home Loan Mortgage Corporation

FNMA = Federal National Mortgage Association

GMAC = General Motors Acceptance Corporation

GNMA = Government National Mortgage Association

GO = General Obligation

LB-UBS = Lehman Brothers Inc. -- UBS AG

LIBOR = London Interbank Offered Rate

MASTR = Mortgage Asset Securitization Transactions, Inc.

resets = The frequency with which a security's coupon changes, based on current market conditions or an underlying index. The more frequently a security resets, the less risk the investor is taking that the coupon will vary significantly from current market rates.

SEQ = Sequential Payer

STRIPS = Separate Trading of Registered Interest and Principal of Securities

VRN = Variable Rate Note. Interest reset date is indicated. Rate shown is effective June 30, 2006.

(1) Industry is less than 0.05% of total net assets.

(2) Security, or a portion thereof, was on loan as of June 30, 2006.

(3) Non-income producing.

(4) Final maturity indicated, unless otherwise noted.

(5) Security, or a portion thereof, has been segregated for a forward commitment, futures contract, swap agreement, and/or when-issued security.

(6) Forward commitment.

(7) Security was purchased under Rule 144A of the Securities Act of 1933 or is a private placement and, unless registered under the Act or exempted from registration, may only be sold to qualified institutional investors. The aggregate value of restricted securities at June 30, 2006, was $3,457,282, which represented 1.8% of total net assets.

(8) When-issued security.

(9) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 4 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
17

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $189,394,866) --
including $22,850,442 of securities on loan                        $201,366,621
-------------------------------------------------------------
Investments made with cash collateral received for
securities on loan, at value (cost of $20,513,554)                   20,513,554
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $209,908,420)        221,880,175
-------------------------------------------------------------
Cash collateral received from securities on loan                            682
-------------------------------------------------------------
Receivable for investments sold                                       7,289,013
-------------------------------------------------------------
Unrealized appreciation on swap agreements                                5,153
-------------------------------------------------------------
Dividends and interest receivable                                       836,809
--------------------------------------------------------------------------------
                                                                    230,011,832
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan               20,514,236
-------------------------------------------------------------
Disbursements in excess of demand deposit cash                          194,185
-------------------------------------------------------------
Payable for investments purchased                                    13,752,040
-------------------------------------------------------------
Payable for variation margin on futures contracts                        30,359
-------------------------------------------------------------
Unrealized depreciation on swap agreements                                5,897
-------------------------------------------------------------
Accrued management fees                                                 143,254
--------------------------------------------------------------------------------
                                                                     34,639,971
--------------------------------------------------------------------------------

NET ASSETS                                                         $195,371,861
================================================================================
CLASS I CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                          100,000,000
================================================================================
Outstanding                                                          28,090,503
================================================================================

NET ASSET VALUE PER SHARE                                                 $6.96
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $175,796,610
-------------------------------------------------------------
Undistributed net investment income                                   1,999,421
-------------------------------------------------------------
Undistributed net realized gain on investment transactions            5,562,481
-------------------------------------------------------------
Net unrealized appreciation on investments                           12,013,349
--------------------------------------------------------------------------------
                                                                   $195,371,861
================================================================================

See Notes to Financial Statements.

------
18

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
-------------------------------------------------------------
Interest                                                            $ 1,971,872
-------------------------------------------------------------
Dividends (net of foreign taxes withheld of $118)                       920,440
-------------------------------------------------------------
Securities lending                                                       13,483
--------------------------------------------------------------------------------
                                                                      2,905,795
--------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------
Management fees                                                         899,627
-------------------------------------------------------------
Directors' fees and expenses                                              1,576
-------------------------------------------------------------
Other expenses                                                            1,442
--------------------------------------------------------------------------------
                                                                        902,645
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          2,003,150
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                   6,373,566
-------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments                                                       (5,697,198)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                 676,368
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $ 2,679,518
================================================================================

See Notes to Financial Statements.

------
19

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $  2,003,150    $  3,972,519
----------------------------------------------
Net realized gain (loss)                              6,373,566      13,614,004
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                          (5,697,198)     (7,590,044)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                             2,679,518       9,996,479
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income                           (3,925,628)     (3,907,910)
----------------------------------------------
From net realized gains                             (13,158,123)        (83,021)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (17,083,751)     (3,990,931)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                            14,995,821      14,448,858
----------------------------------------------
Proceeds from reinvestment of distributions          17,083,751       3,990,931
----------------------------------------------
Payments for shares redeemed                        (27,335,225)    (39,862,323)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       4,744,347     (21,422,534)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                (9,659,886)    (15,416,986)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 205,031,747     220,448,733
--------------------------------------------------------------------------------
End of period                                      $195,371,861    $205,031,747
================================================================================

Undistributed net investment income                  $1,999,421      $3,924,382
================================================================================
TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                  2,074,711       1,987,844
----------------------------------------------
Issued in reinvestment of distributions               2,472,323         550,473
----------------------------------------------
Redeemed                                             (3,808,157)     (5,475,314)
--------------------------------------------------------------------------------
Net increase (decrease)                                 738,877      (2,936,997)
================================================================================

See Notes to Financial Statements.

------
20

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Balanced Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940
Act. The fund's investment objective is long-term capital growth and current income. The fund pursues its investment objective by investing approximately 60%
of the fund's assets in equity securities and the remaining assets in bonds and other fixed income securities. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes paydown gain (loss) and accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

WHEN-ISSUED AND FORWARD COMMITMENTS -- The fund may engage in securities transactions on a when-issued or forward commitment basis. In these transactions, the securities' prices and yields are fixed on the date of the commitment. In a when-issued transaction, the payment and delivery are scheduled for a future date and during this period, securities are subject to market fluctuations. In a forward commitment transaction, the fund may sell a security and at the same time make a commitment to purchase the same security at a future date at a specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same security at a future date at a specified price. These types of transactions are executed simultaneously in what are known as "roll" transactions. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet the purchase price. The fund account for "roll" transactions as purchases and sales; as such these transactions may increase portfolio turnover.

                                                                    (continued)

------
21

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

SWAP AGREEMENTS -- The fund may enter into a swap agreement in order to attempt to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets; protect against currency fluctuations; attempt to manage duration to protect against any increase in the price of securities the fund anticipates purchasing at a later date; or gain exposure to certain markets in the most economical way possible. A basic swap agreement is a contract in which two parties agree to exchange the returns earned or realized on predetermined investments or instruments. Credit default swaps enable an investor to buy/sell protection against a credit event of a specific issuer. The seller of credit protection against a security or basket of securities receives an up-front or periodic payment to compensate against potential default events. The fund will segregate cash, cash equivalents or other appropriate liquid securities on its records in amounts sufficient to meet requirements. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the
Statement of Assets and Liabilities. Swap agreements are valued daily and changes in value, including the periodic amounts of interest to be paid or received on swaps are recorded as unrealized appreciation (depreciation) on investments. Realized gain or loss is recorded upon receipt or payment of a periodic settlement or termination of swap agreements. The risks of entering into swap agreements include the possible lack of liquidity, failure of the counterparty to meet its obligations, and that there may be unfavorable changes in the underlying investments and instruments.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of paydown losses, certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
22

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for the fund is as follows:

-------------------------------------------
STRATEGY ASSETS
-------------------------------------------
First $250 million                0.90%
-------------------------------------------
Next $250 million                 0.85%
-------------------------------------------
Over $500 million                 0.80%
-------------------------------------------

The effective annual management fee for the fund for the six months ended June
30, 2006 was 0.90%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases of investment securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $194,585,467, of which $111,162,487 represented U.S. Treasury and Agency obligations.

Sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006, totaled $206,190,324, of which $109,235,160 represented U.S. Treasury and Agency obligations.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $210,369,321
================================================================================
Gross tax appreciation of investments                               $15,441,051
--------------------------------------------------------
Gross tax depreciation of investments                                (3,930,197)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                  $11,510,854
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
23

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. SECURITIES LENDING

As of June 30, 2006, securities in the fund valued at $22,850,442, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$23,095,688. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
24

VP Balanced - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
-----------------------------------------------------------------------------------------------
                                                           CLASS I
-----------------------------------------------------------------------------------------------
                                2006(1)     2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period              $7.50      $7.28      $6.74      $5.81      $6.59      $7.27
-----------------------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)                   0.08       0.14       0.13       0.11       0.16       0.17
---------------------------
  Net Realized and
  Unrealized Gain (Loss)          0.02       0.21       0.52       0.98      (0.77)     (0.42)
-----------------------------------------------------------------------------------------------
  Total From
  Investment Operations           0.10       0.35       0.65       1.09      (0.61)     (0.25)
-----------------------------------------------------------------------------------------------
Distributions
---------------------------
  From Net
  Investment Income              (0.15)     (0.13)     (0.11)     (0.16)     (0.17)     (0.20)
---------------------------
  From Net
  Realized Gains                 (0.49)      --(2)        --         --         --      (0.23)
-----------------------------------------------------------------------------------------------
  Total Distributions            (0.64)     (0.13)     (0.11)     (0.16)     (0.17)     (0.43)
-----------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                    $6.96      $7.50      $7.28      $6.74      $5.81      $6.59
===============================================================================================
  TOTAL RETURN(3)                 1.32%      4.93%      9.78%     19.46%     (9.56)%    (3.54)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                     0.90%(4)      0.89%      0.90%      0.90%      0.90%      0.90%
---------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                     2.02%(4)      1.86%      1.80%      1.85%      2.43%      2.41%
---------------------------
Portfolio Turnover Rate             99%       191%       205%       142%       109%       112%
---------------------------
Net Assets, End of Period
(in thousands)                 $195,372   $205,032   $220,449   $214,841   $181,445   $227,516
-----------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Per share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
25

Approval of Management Agreement for VP Balanced

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Balanced (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
26

Approval of Management Agreement for VP Balanced

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If

                                                                    (continued)

------
27

Approval of Management Agreement for VP Balanced

performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure,

                                                                    (continued)

------
28

Approval of Management Agreement for VP Balanced

fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was slightly above the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to

                                                                    (continued)

------
29

Approval of Management Agreement for VP Balanced

serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
30

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
31

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The BLENDED INDEX is considered the benchmark for VP Balanced. It combines two widely known indices in proportion to the asset mix of the fund. Accordingly,
60% of the index is represented by the S&P 500 Index, which reflects the approximately 60% of the fund's assets invested in stocks. The remaining 40% of the index is represented by the Lehman Brothers U.S. Aggregate Index, which reflects the roughly 40% of the fund's assets invested in fixed-income securities.

The LEHMAN BROTHERS U.S. AGENCY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of U.S.
government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government.

The LEHMAN BROTHERS U.S. AGGREGATE INDEX represents securities that are taxable, registered with the Securities and Exchange Commission, and U.S.
dollar-denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The LEHMAN BROTHERS U.S. CORPORATE INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are U.S.
dollar-denominated, investment-grade, fixed-rate, taxable securities sold by industrial, utility and financial issuers.

The LEHMAN BROTHERS U.S. FIXED-RATE MORTGAGE-BACKED SECURITIES (MBS) INDEX is
the MBS Fixed-Rate component of the Lehman Brothers U.S. Aggregate Index. It covers the mortgage-backed pass-through securities of the Government National
Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA),
and the Federal Home Loan Mortgage Corporation (FHLMC).

The LEHMAN BROTHERS U.S. TREASURY INDEX is composed of those securities included in the Lehman Brothers U.S. Aggregate Index that are public obligations of the
U.S. Treasury with a remaining maturity of one year or more.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.
The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P 500/CITIGROUP VALUE AND GROWTH INDICES are market value-weighted indices consisting of stocks in the S&P 500 Index. S&P 500/CITIGROUP VALUE consists of those stocks with lower price-to-book ratios that are slower growing or undervalued, and S&P 500/CITIGROUP GROWTH consists of those stocks with higher price-to-book ratios that are faster growing.

------
32

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50646             All rights reserved.

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP Capital Appreciation Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . 2

VP CAPITAL APPRECIATION

FINANCIAL STATEMENTS

OTHER INFORMATION
Approval of Management Agreement for VP Capital Appreciation. . . . . . . .18
Additional Information. . . . . . . . . . . . . . . . . . . . . . . . . . .23

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of chief investment officer]

BY HAROLD BRADLEY, CHIEF INVESTMENT OFFICER, SMALL/MID-CAP GROWTH, AMERICAN
CENTURY INVESTMENTS

WHAT HAPPENED IN THE ECONOMY

A short-lived economic slowdown on the heels of last summer's devastating Gulf
Coast hurricanes gave way to a strong rebound after the first of the year. But persistent inflation and soaring commodity prices led to continued Federal
Reserve rate hikes, even as growth again slowed toward the end of the 6-month period.

By January 2006, a sluggish U.S. economy still recovering from disruptions caused by hurricanes Katrina and Rita gave way to resurging growth, with retailers reporting strong post-holiday sales and overall corporate profits remaining robust. Gross domestic product growth of 5.6% in the first quarter of
2006 more than tripled the 1.7% rate of the previous quarter.

However, escalating crude oil, gold and other commodity values, plus annual core inflation rates above 2%, led the Federal Reserve to boost its short-term interest rate target by one full percentage point. That rate closed the period at 5.25%, the highest level since January 2001 -- even as a slowdown in the housing market and other data pointed to the likelihood of a cooling economy in the second half of 2006.

WHAT HAPPENED IN THE MARKET

The notion that the Fed might soon stop raising rates helped feed investors'
appetites throughout most of the period. But sentiment shifted suddenly in the period's closing weeks as the Fed made it clear that more rate hikes remained on the horizon.

Broad market indices posted high single-digit gains in the first four months of
2006. Indices solely comprising small-capitalization stocks fared even better, rising 10-14% and setting repeated record highs. By early May 2006, even the mega-cap Dow Jones Industrial Average had inched to within 14 points of its all-time high established in January 2000.

The market's rally abruptly ended May 10, though, when the Fed again raised its short-term rate and investors anticipating a signal to an end of the 2-year, rate-hike campaign didn't get what they desired. As a result, those that had chased risk in the first four months of the year began avoiding it.

The ensuing month-long selloff wasn't kind to small- and mid-cap stocks, as investors flocked toward more stable large-cap stocks. Meanwhile, value stocks continued outperforming growth stocks throughout the 6-month period in all capitalization ranges, particularly among large-cap issues.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

VP Capital Appreciation - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                    --------------------------------
                                         AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                            SINCE    INCEPTION
              6 MONTHS(1)   1 YEAR   5 YEARS   10 YEARS   INCEPTION     DATE
--------------------------------------------------------------------------------
CLASS I          9.52%      27.36%    2.75%      4.64%      8.08%     11/20/87
--------------------------------------------------------------------------------
RUSSELL
MIDCAP
GROWTH
INDEX(2)         2.56%      13.04%    4.76%      8.46%     12.70%(3)      --
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. -- A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 11/30/87, the date nearest the fund's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Capital Appreciation - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
---------------------------------------------------------------------------------------------
            1997    1998    1999    2000    2001     2002     2003    2004    2005    2006
---------------------------------------------------------------------------------------------
Class I    -8.89%   1.09%  12.58%  66.39%  -20.36%  -24.61%  -6.68%  16.69%   9.54%  27.36%
---------------------------------------------------------------------------------------------
Russell
Midcap
Growth
Index      17.59%  24.02%  20.31%  48.59%  -31.51%  -26.34%   7.35%  27.33%  10.86%  13.04%
---------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Capital Appreciation - Portfolio Commentary

PORTFOLIO MANAGERS: DAVID ROSE AND KURT STALZER

VP Capital Appreciation performed very well relative to its benchmark and competition during the six months ended June 30, 2006, returning 9.52%* (see page 3 for additional performance information). By comparison, the Russell
Midcap Growth Index returned 2.56%, while the Lipper Mid-Cap Growth Funds Index, a measure of the performance of leading mid-cap growth funds, had a return of
4.40%**.

What's more, VP Capital Appreciation has outperformed the benchmark for the one-
and three-year periods ended in June. The fund returned 27.36% and 17.62% for the one- and three-year periods, respectively, while the benchmark posted 13.04%
and 16.86% returns for the same periods. In addition, the fund outperformed the
Lipper index for the trailing one-, three-, and five-year periods.

MARKET OVERVIEW

U.S. stocks generally managed positive returns during a volatile six months in which many indexes rose to near record highs by early May, only to sell-off sharply on worries over higher-than-expected inflation and interest rates.
Small-cap stocks outperformed large thanks to a strong start to the year, while value stocks outperformed growth across all market capitalizations (see the
Market Perspective on page 2 for additional information).

The fund's outperformance of its benchmark resulted largely from positioning in the consumer discretionary, energy, telecommunication services, and information technology sectors. However, the portfolio's return would have been even better relative to its benchmark but for our stock selection among health care and financials stocks, which detracted slightly from relative results.

TOP CONTRIBUTORS

The top-contributing stock in both relative and absolute terms was VP Capital
Appreciation's largest holding, wireless phone company NII Holdings. The firm markets the Nextel brand from Mexico to South America, and continues to benefit from tremendous growth in the Latin American market.

Among consumer discretionary shares, we underweighted this economically sensitive sector as we began to see business fundamentals deteriorating. For example, we had almost no exposure to stocks of homebuilders and home-related firms, which performed poorly as rising interest rates took a toll on many segments of the housing market.

We also added value through stock selection, with one of the portfolio's

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                           AS OF                  AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                     6.9%                  6.7%
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                               4.7%                  0.5%
--------------------------------------------------------------------------------
Precision Castparts Corp.                   4.5%                  3.5%
--------------------------------------------------------------------------------
Aker Kvaerner ASA ORD                       3.5%                  1.6%
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                       3.4%                   --
--------------------------------------------------------------------------------
America Movil SA
de CV Series L ADR                          3.1%                  3.3%
--------------------------------------------------------------------------------
Diamond Offshore
Drilling, Inc.                              2.4%                  2.0%
--------------------------------------------------------------------------------
Boeing Co.                                  2.2%                   --
--------------------------------------------------------------------------------
Monsanto Co.                                2.1%                  1.5%
--------------------------------------------------------------------------------
Manpower Inc.                               2.1%                   --
--------------------------------------------------------------------------------

* Total returns for periods less than one year are not annualized.

**The Lipper Mid-Cap Growth Funds Index returned 15.46%, 15.12%, 2.64% and 6.11%
for the one-, three-, five- and ten-year periods, respectively.

(continued)

------
5

VP Capital Appreciation - Portfolio Commentary

largest contributors to relative and absolute performance residing in this sector--our overweight position in casino operator Las Vegas Sands. The stock ended the period at an all-time high after winning the rights to build
Singapore's first casino. Add it all up and the consumer discretionary shares in the portfolio had a positive return (up 7.5%), while those in the benchmark did not (-4.5%).

Within the energy sector, the portfolio's biggest contributors were in the equipment and services industries. Strong global demand for energy led to record capital spending by oil and gas exploration companies. The best performer from this segment was Aker Kvaerner, a Norwegian oil-services firm.

We also helped performance through stock selection in information technology shares. Our two biggest contributors in this space were overweights in Alliance
Data Systems and Daktronics. Alliance Data benefited from strength in a number of different business units, particularly its finance arm, which helped the firm report record results. Daktronics is an electronic equipment firm best known for its scoreboards and digital displays that announced expansion plans and a record year for sales.

KEY DETRACTORS

It helped to be underweight the health care sector as a whole, but some of the fund's biggest detractors relative to the benchmark were health care providers, such as Aetna and Humana. Stocks in this space are dealing with changing
Medicare reimbursement rates and, in Aetna's case, news of rising medical service costs.

VP Capital Appreciation's relative return was also limited by its holdings in the financials sector. We were underweight this winning sector, and suffered from poor stock selection among real estate management and consumer finance firms.

COMMITMENT TO GROWTH PHILOSOPHY

Our investment process targets companies with accelerating earnings growth rates and share price momentum. In this context, we believe effective stock selection following a thorough review of fundamentals can position VP Capital Appreciation for long-term positive performance.

TOP FIVE INDUSTRIES AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                             % OF                 % OF
                                          NET ASSETS           NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Energy Equipment
& Services                                  12.5%                 11.0%
--------------------------------------------------------------------------------
Wireless
Telecommunication
Services                                    10.0%                 12.8%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                    8.8%                  3.1%
--------------------------------------------------------------------------------
Aerospace & Defense                          8.2%                  5.4%
--------------------------------------------------------------------------------
IT Services                                  6.2%                  1.5%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                             % OF                 % OF
                                          NET ASSETS           NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
U.S. Common Stocks                          79.8%                 75.5%
--------------------------------------------------------------------------------
Foreign Common Stocks*                      19.1%                 24.3%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                         98.9%                 99.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             1.7%                  0.5%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                             (0.6)%                (0.3)%
--------------------------------------------------------------------------------

*Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                      BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                    ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                       1/1/06          6/30/06          6/30/06        RATIO*
--------------------------------------------------------------------------------
VP CAPITAL APPRECIATION CLASS I SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
Actual                 $1,000        $1,095.20           $5.19          1.00%
--------------------------------------------------------------------------------
Hypothetical           $1,000        $1,019.84           $5.01          1.00%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
7

VP Capital Appreciation - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.9%

AEROSPACE & DEFENSE -- 8.2%
--------------------------------------------------------------------------------
     129,932   BE Aerospace, Inc.(1)                              $  2,970,246
--------------------------------------------------------------------------------
     100,400   Boeing Co.                                            8,223,764
--------------------------------------------------------------------------------
     282,300   Precision Castparts Corp.                            16,870,248
--------------------------------------------------------------------------------
      49,427   Rockwell Collins                                      2,761,486
--------------------------------------------------------------------------------
                                                                    30,825,744
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.5%
--------------------------------------------------------------------------------
      38,827   EGL Inc.(1)                                           1,949,115
--------------------------------------------------------------------------------
AIRLINES -- 1.4%
--------------------------------------------------------------------------------
     105,800   US Airways Group Inc.(1)                              5,347,132
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 3.6%
--------------------------------------------------------------------------------
     174,017   CSL Ltd. ORD                                          6,953,795
--------------------------------------------------------------------------------
     109,900   Gilead Sciences, Inc.(1)                              6,501,684
--------------------------------------------------------------------------------
                                                                    13,455,479
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.7%
--------------------------------------------------------------------------------
      50,100   NCI Building Systems Inc.(1)                          2,663,817
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 3.2%
--------------------------------------------------------------------------------
      40,800   Goldman Sachs
               Group, Inc. (The)                                     6,137,544
--------------------------------------------------------------------------------
     147,226   Lazard Ltd. Cl A                                      5,947,930
--------------------------------------------------------------------------------
                                                                    12,085,474
--------------------------------------------------------------------------------
CHEMICALS -- 2.8%
--------------------------------------------------------------------------------
      95,141   Monsanto Co.                                          8,009,920
--------------------------------------------------------------------------------
      85,921   Zoltek Companies, Inc.(1)                             2,568,179
--------------------------------------------------------------------------------
                                                                    10,578,099
--------------------------------------------------------------------------------
COMMERCIAL SERVICES
& SUPPLIES -- 2.9%
--------------------------------------------------------------------------------
     123,700   Manpower Inc.                                         7,991,020
--------------------------------------------------------------------------------
      67,578   Monster Worldwide Inc.(1)                             2,882,877
--------------------------------------------------------------------------------
                                                                    10,873,897
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING -- 1.7%
--------------------------------------------------------------------------------
     167,000   Chiyoda Corporation ORD                               3,414,268
--------------------------------------------------------------------------------
      69,076   Foster Wheeler Ltd.(1)                                2,984,083
--------------------------------------------------------------------------------
                                                                     6,398,351
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.6%
--------------------------------------------------------------------------------
      25,100   Capital One Financial Corp.                           2,144,795
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS -- 1.4%
--------------------------------------------------------------------------------
     185,870   Daktronics Inc.                                       5,366,067
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES -- 12.5%
--------------------------------------------------------------------------------
     140,200   Aker Kvaerner ASA ORD                                13,145,510
--------------------------------------------------------------------------------
     109,000   Diamond Offshore Drilling, Inc.                       9,148,370
--------------------------------------------------------------------------------
      47,880   Dril-Quip Inc.(1)                                     3,947,227
--------------------------------------------------------------------------------
      28,200   FMC Technologies Inc.(1)                              1,902,372
--------------------------------------------------------------------------------
      87,029   National Oilwell Varco, Inc.(1)                       5,510,676
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

      72,200   Oceaneering
               International, Inc.(1)                             $  3,310,370
--------------------------------------------------------------------------------
      80,148   TETRA Technologies, Inc.(1)                           2,427,683
--------------------------------------------------------------------------------
     149,188   Weatherford
               International Ltd.(1)                                 7,402,709
--------------------------------------------------------------------------------
                                                                    46,794,917
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.8%
--------------------------------------------------------------------------------
     135,941   Archer-Daniels-Midland Co.                            5,611,645
--------------------------------------------------------------------------------
      42,136   Hain Celestial
               Group, Inc. (The)(1)                                  1,085,423
--------------------------------------------------------------------------------
                                                                     6,697,068
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES -- 2.4%
--------------------------------------------------------------------------------
      38,200   Conceptus Inc.(1)                                       521,048
--------------------------------------------------------------------------------
     124,519   Hologic, Inc.(1)                                      6,146,258
--------------------------------------------------------------------------------
      18,700   Intuitive Surgical Inc.(1)                            2,206,039
--------------------------------------------------------------------------------
                                                                     8,873,345
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES -- 1.6%
--------------------------------------------------------------------------------
      98,700   Quest Diagnostics Inc.                                5,914,104
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY -- 0.3%
--------------------------------------------------------------------------------
      78,066   Emdeon Corp.(1)                                         968,799
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 8.8%
--------------------------------------------------------------------------------
      99,966   Burger King Holdings, Inc.(1)                         1,574,465
--------------------------------------------------------------------------------
      38,300   Ctrip.com
               International, Ltd. ADR                               1,955,215
--------------------------------------------------------------------------------
     101,168   Harrah's Entertainment, Inc.                          7,201,138
--------------------------------------------------------------------------------
     231,300   InterContinental Hotels
               Group plc ORD                                         4,040,156
--------------------------------------------------------------------------------
     165,200   Las Vegas Sands Corp.(1)                             12,862,471
--------------------------------------------------------------------------------
      61,032   Orient-Express Hotels Ltd. Cl A                       2,370,483
--------------------------------------------------------------------------------
      18,055   Starwood Hotels & Resorts
               Worldwide, Inc.(1)                                    1,089,439
--------------------------------------------------------------------------------
      25,714   Station Casinos Inc.                                  1,750,609
--------------------------------------------------------------------------------
                                                                    32,843,976
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
       6,180   Energizer Holdings Inc.(1)                              361,963
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 1.9%
--------------------------------------------------------------------------------
     159,509   McDermott International, Inc.(1)                      7,252,874
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL -- 1.2%
--------------------------------------------------------------------------------
      35,000   NutriSystem, Inc.(1)                                  2,174,550
--------------------------------------------------------------------------------
      77,471   Priceline.com Inc.(1)                                 2,313,284
--------------------------------------------------------------------------------
                                                                     4,487,834
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.1%
--------------------------------------------------------------------------------
      98,800   Digital River Inc.(1)                                 3,990,532
--------------------------------------------------------------------------------
IT SERVICES -- 6.2%
--------------------------------------------------------------------------------
     296,157   Alliance Data Systems Corp.(1)                       17,419,955
--------------------------------------------------------------------------------
     171,200   MoneyGram International Inc.                          5,812,240
--------------------------------------------------------------------------------
                                                                    23,232,195
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
8

VP Capital Appreciation - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
      44,700   Aruze Corp. ORD                                    $    972,461
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 3.0%
--------------------------------------------------------------------------------
      99,355   Covance Inc.(1)                                       6,082,514
--------------------------------------------------------------------------------
     149,929   Pharmaceutical Product
               Development, Inc.                                     5,265,506
--------------------------------------------------------------------------------
                                                                    11,348,020
--------------------------------------------------------------------------------
MACHINERY -- 2.3%
--------------------------------------------------------------------------------
      20,769   Bucyrus International, Inc. Cl A                      1,048,835
--------------------------------------------------------------------------------
      73,775   Gardner Denver Inc.(1)                                2,840,338
--------------------------------------------------------------------------------
      96,780   Manitowoc Co.                                         4,306,709
--------------------------------------------------------------------------------
       5,123   Terex Corp.(1)                                          505,640
--------------------------------------------------------------------------------
                                                                     8,701,522
--------------------------------------------------------------------------------
MARINE -- 2.5%
--------------------------------------------------------------------------------
     112,233   American Commercial
               Lines Inc.(1)                                         6,762,038
--------------------------------------------------------------------------------
      70,170   Kirby Corporation(1)                                  2,771,715
--------------------------------------------------------------------------------
                                                                     9,533,753
--------------------------------------------------------------------------------
MEDIA -- 2.0%
--------------------------------------------------------------------------------
     112,133   Focus Media
               Holding Ltd. ADR(1)                                   7,306,586
--------------------------------------------------------------------------------
METALS & MINING -- 2.2%
--------------------------------------------------------------------------------
     116,175   Oregon Steel Mills, Inc.(1)                           5,885,426
--------------------------------------------------------------------------------
      16,300   Southern Copper Corp.                                 1,452,819
--------------------------------------------------------------------------------
      24,500   Titanium Metals Corp.(1)                                842,310
--------------------------------------------------------------------------------
                                                                     8,180,555
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.7%
--------------------------------------------------------------------------------
      46,300   Kohl's Corp.(1)                                       2,737,256
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 0.3%
--------------------------------------------------------------------------------
      47,623   Parallel Petroleum Corp.(1)                           1,176,764
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 1.7%
--------------------------------------------------------------------------------
      63,726   Aspreva Pharmaceuticals Corp.(1)                      1,729,524
--------------------------------------------------------------------------------
      23,400   Schwarz Pharma AG ORD                                 2,099,814
--------------------------------------------------------------------------------
      32,200   Shire plc ADR                                         1,424,206
--------------------------------------------------------------------------------
      64,000   Shire plc ORD                                           932,863
--------------------------------------------------------------------------------
                                                                     6,186,407
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT
& DEVELOPMENT -- 1.3%
--------------------------------------------------------------------------------
      85,496   CB Richard Ellis
               Group, Inc. Cl A(1)                                   2,128,850
--------------------------------------------------------------------------------
      29,404   Jones Lang LaSalle Inc.                               2,574,321
--------------------------------------------------------------------------------
                                                                     4,703,171
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.7%
--------------------------------------------------------------------------------
      54,600   CSX Corporation                                       3,846,024
--------------------------------------------------------------------------------
      78,248   Swift Transportation Co. Inc.(1)                      2,485,156
--------------------------------------------------------------------------------
                                                                     6,331,180
--------------------------------------------------------------------------------

Shares/Principal Amount                                               Value
--------------------------------------------------------------------------------

SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT -- 1.5%
--------------------------------------------------------------------------------
      58,700   Cymer, Inc.(1)                                     $  2,727,202
--------------------------------------------------------------------------------
      75,100   MEMC Electronic
               Materials Inc.(1)                                     2,816,250
--------------------------------------------------------------------------------
                                                                     5,543,452
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
      77,900   Christopher & Banks
               Corporation                                           2,259,100
--------------------------------------------------------------------------------
      15,975   Gmarket Inc. ADR(1)                                     245,536
--------------------------------------------------------------------------------
      32,161   J. Crew Group Inc.(1)                                   882,819
--------------------------------------------------------------------------------
      48,351   Limited Brands, Inc.                                  1,237,302
--------------------------------------------------------------------------------
      26,300   Too Inc.(1)                                           1,009,657
--------------------------------------------------------------------------------
                                                                     5,634,414
--------------------------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 2.7%
--------------------------------------------------------------------------------
      45,130   Crocs, Inc.(1)                                        1,135,020
--------------------------------------------------------------------------------
      62,192   Polo Ralph Lauren Corp.                               3,414,341
--------------------------------------------------------------------------------
      10,900   Puma AG Rudolf
               Dassler Sport ORD                                     4,235,959
--------------------------------------------------------------------------------
      33,320   Under Armour, Inc. Cl A(1)                            1,420,098
--------------------------------------------------------------------------------
                                                                    10,205,418
--------------------------------------------------------------------------------
TRANSPORTATION INFRASTRUCTURE -- 0.3%
--------------------------------------------------------------------------------
     398,000   China Merchants Holdings
               International Co. Ltd. ORD                            1,211,969
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 10.0%
--------------------------------------------------------------------------------
     352,200   America Movil SA
               de CV Series L ADR                                   11,714,172
--------------------------------------------------------------------------------
     456,087   NII Holdings, Inc. Cl B(1)                           25,714,187
--------------------------------------------------------------------------------
                                                                    37,428,359
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $301,364,409)                                                370,306,864
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.7%

  $6,500,000   FHLB Discount Notes,
               4.90%, 7/3/06(2)
(Cost $6,498,231)                                                    6,500,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.6%
(Cost $307,862,640)                                                376,806,864
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (0.6)%                                           (2,216,125)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                        $374,590,739
================================================================================

See Notes to Financial Statements.                                   (continued)

------
9

VP Capital Appreciation - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
          Contracts            Settlement                         Unrealized
           to Sell                Date             Value          Gain (Loss)
--------------------------------------------------------------------------------
   4,612,321  AUD for USD        7/31/06        $ 3,427,699       $ (62,666)
--------------------------------------------------------------------------------
   1,387,613  Euro for USD       7/31/06          1,777,702         (31,905)
--------------------------------------------------------------------------------
     993,520  Euro for USD       7/31/06          1,272,821         (22,545)
--------------------------------------------------------------------------------
   1,295,713  GBP for USD        7/31/06          2,395,126         (35,011)
--------------------------------------------------------------------------------
 246,113,750  JPY for USD        7/31/06          2,159,041         (32,741)
--------------------------------------------------------------------------------
  25,218,240  MXN for USD        7/31/06          2,222,129         (13,393)
--------------------------------------------------------------------------------
  40,658,000  NOK for USD        7/31/06          6,540,750         (71,697)
--------------------------------------------------------------------------------
                                                $19,795,268       $(269,958)
                                            ====================================

(Value on Settlement Date $19,525,310)

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
AUD = Australian Dollar
GBP = British Pound
FHLB = Federal Home Loan Bank
JPY = Japanese Yen
MXN = Mexican Nuevo Peso
NOK = Norwegian Krona
ORD = Foreign Ordinary Share
USD = United States Dollar

(1) Non-income producing.

(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $307,862,640)           $376,806,864
--------------------------------------------------------------
Cash                                                                  570,874
--------------------------------------------------------------
Receivable for investments sold                                     3,119,154
--------------------------------------------------------------
Dividends and interest receivable                                      49,014
--------------------------------------------------------------------------------
                                                                  380,545,906
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                   5,388,504
--------------------------------------------------------------
Payable for forward foreign currency exchange contracts               269,958
--------------------------------------------------------------
Accrued management fees                                               296,705
--------------------------------------------------------------------------------
                                                                    5,955,167
--------------------------------------------------------------------------------

NET ASSETS                                                       $374,590,739
================================================================================

CLASS I CAPITAL SHARES, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Authorized                                                        100,000,000
================================================================================
Outstanding                                                        36,583,903
================================================================================
NET ASSET VALUE PER SHARE                                              $10.24
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                          $360,559,835
--------------------------------------------------------------
Accumulated net investment loss                                       (52,363)
--------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (54,590,655)
--------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                    68,673,922
--------------------------------------------------------------------------------
                                                                 $374,590,739
================================================================================

See Notes to Financial Statements.

------
11

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Dividends (net of foreign taxes withheld of $26,137)               $1,697,986
--------------------------------------------------------------
Interest                                                               92,881
--------------------------------------------------------------------------------
                                                                    1,790,867
--------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------
Management fees                                                     1,846,543
--------------------------------------------------------------
Directors' fees and expenses                                            2,852
--------------------------------------------------------------
Other expenses                                                          1,262
--------------------------------------------------------------------------------
                                                                    1,850,657
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          (59,790)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------
Investment transactions                                            29,570,933
--------------------------------------------------------------
Foreign currency transactions                                         (75,668)
--------------------------------------------------------------------------------
                                                                   29,495,265
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------
Investments                                                         1,021,890
--------------------------------------------------------------
Translation of assets and liabilities in foreign currencies          (263,060)
--------------------------------------------------------------------------------
                                                                      758,830
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                            30,254,095
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                         $30,194,305
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                     $    (59,790)   $ (1,320,092)
----------------------------------------------
Net realized gain (loss)                           29,495,265      41,135,385
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                           758,830      17,814,742
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                          30,194,305      57,630,035
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Proceeds from shares sold                          50,382,658      57,347,243
----------------------------------------------
Payments for shares redeemed                      (37,348,426)    (48,266,678)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                    13,034,232       9,080,565
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              43,228,537      66,710,600

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                               331,362,202     264,651,602
--------------------------------------------------------------------------------
End of period                                    $374,590,739    $331,362,202
================================================================================

Accumulated undistributed
net investment income (loss)                         $(52,363)         $7,427
================================================================================

TRANSACTIONS IN SHARES OF THE FUND
--------------------------------------------------------------------------------
Sold                                                4,862,869       6,778,117
----------------------------------------------
Redeemed                                           (3,717,041)     (5,908,148)
--------------------------------------------------------------------------------
Net increase (decrease) in shares of the fund       1,145,828         869,969
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Capital Appreciation Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in common stocks that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

(continued)

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $83,720,509, which may be used to offset future taxable gains. Capital loss carryovers of $39,767,176 and
$43,953,333 expire in 2009 and 2010, respectively.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee). The
Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered
"interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy
(strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

(continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

The annual management fee schedule for the fund is as follows:

--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                                               1.00%
--------------------------------------------------------------------------------
Next $500 million                                                0.95%
--------------------------------------------------------------------------------
Over $1 billion                                                  0.90%
--------------------------------------------------------------------------------

The effective annual management fee for the fund for the six months ended June
30, 2006 was 1.00%.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, American Century Investment
Services, Inc., and the corporation's transfer agent, American Century Services,
LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006 were $443,741,544 and $434,558,489, respectively.

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                $308,507,072
================================================================================
Gross tax appreciation of investments                           $71,988,950
-----------------------------------------------------------
Gross tax depreciation of investments                            (3,689,158)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                  $68,299,792
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

4. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
16

VP Capital Appreciation - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------------
                                                            CLASS I
------------------------------------------------------------------------------------------------
                                2006(1)      2005       2004       2003       2002       2001
------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period             $9.35       $7.66      $7.12      $5.91      $7.50     $15.78
------------------------------------------------------------------------------------------------
Income From
Investment Operations
----------------------------
  Net Investment
  Income (Loss)                  --(2)      (0.04)     (0.04)     (0.04)     (0.04)     (0.03)
----------------------------
  Net Realized and
  Unrealized Gain (Loss)         0.89        1.73       0.58       1.25      (1.55)     (3.64)
------------------------------------------------------------------------------------------------
  Total From
  Investment Operations          0.89        1.69       0.54       1.21      (1.59)     (3.67)
------------------------------------------------------------------------------------------------
Distributions
----------------------------
  From Net Realized Gains         --          --         --         --         --       (4.61)
------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                  $10.24       $9.35      $7.66      $7.12      $5.91      $7.50
================================================================================================
  TOTAL RETURN(3)                9.52%      22.06%      7.58%     20.47%    (21.20)%   (28.07)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets          1.00%(4)      1.00%      1.00%      1.00%      1.00%      1.00%
----------------------------
Ratio of Net Investment
Income (Loss)
to Average Net Assets        (0.03)%(4)    (0.46)%    (0.57)%    (0.58)%    (0.55)%    (0.35)%
----------------------------
Portfolio Turnover Rate            118%       223%       262%       150%       124%       149%
----------------------------
Net Assets, End of Period
(in thousands)                 $374,591   $331,362   $264,652   $285,394   $260,897   $401,812
------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Per-share amount is less than $0.005.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(4) Annualized.

See Notes to Financial Statements.

------
17

Approval of Management Agreement for VP Capital Appreciation

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Capital Appreciation (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
18

Approval of Management Agreement for VP Capital Appreciation

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the

(continued)

------
19

Approval of Management Agreement for VP Capital Appreciation

fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was above the median of its peer group for the one year period and below the median for the three year period during part of the past year. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the

(continued)

------
20

Approval of Management Agreement for VP Capital Appreciation

profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was at the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor

(continued)

------
21

Approval of Management Agreement for VP Capital Appreciation

receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
22

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The LIPPER MID-CAP GROWTH FUNDS INDEX is a non-weighted index of, typically, the
30 largest mutual funds within the Mid Cap Growth fund classification, as defined by Lipper. The index is adjusted for the reinvestment of capital gains and income dividends.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
23

Notes

------
24

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0608
SH-SAN-50650

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP Income & Growth Fund

                               [american century investments logo and text logo]

Market Perspective . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns . . . . . . . . . . . . . . . . . . . . . . . . . . 2

VP INCOME & GROWTH
Performance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Portfolio Commentary                                                           5

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of John Schniedwind]

BY JOHN SCHNIEDWIND, CHIEF INVESTMENT OFFICER, QUANTITATIVE EQUITY

MUTED GAINS IN THE STOCK MARKET

U.S. stocks advanced in the first six months of 2006, continuing a stock market rally that began in 2003, but a downturn toward the end of the period limited the market's overall gains.

Stocks climbed in the first four months of the year as the U.S. economy showed renewed strength following a period of hurricane-induced weakness at the end of
2005. In addition, profits at public companies continued to grow at a healthy rate--the S&P 500 Index enjoyed its 16th consecutive quarter of double-digit earnings growth in the first quarter of 2006.

The major stock indexes reached five-year highs in early May, and then reversed course in the last six weeks of the period. Stocks declined as evidence of increasing inflation led the Federal Reserve to signal that further interest rate increases may be forthcoming. These developments undermined stock prices as investors grew increasingly cautious, causing the market to give up some of its earlier gains.

As the table at right shows, the S&P 500 returned just under 3% in the first half of 2006. Despite a cumulative total return of 54% since the beginning of
2003, the index is still 17% below its  all-time high, set in March 2000.

SMALLER COMPANIES AND VALUE STOCKS OUTPERFORMED

Small-cap stocks led the market's advance during the six-month period, although they were also the most volatile segment of the market. The S&P SmallCap 600
Index posted a gain of nearly 13% in the first quarter, only to fall by 5% in the last three months of the period. Mid-cap shares came out ahead of large-company issues.

Reflecting the risk-averse sentiment that took hold late in the period, value stocks outperformed growth by a substantial margin across all market capitalizations.

SECTOR PERFORMANCE

Economically sensitive sectors--including energy, industrials, and materials--were among the best performers in the S&P 500 for the first half of the year. The strong economy and record-high prices for oil and other commodities boosted these sectors of the market. Telecommunication services stocks posted the best returns in the index, boosted by industry consolidation.

The growth-oriented information technology and health care sectors were the only two segments of the S&P 500 to decline during the period.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006*
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
S&P MidCap 400 Index                                          4.24%
--------------------------------------------------------------------------------
S&P SmallCap 600 Index                                        7.70%
--------------------------------------------------------------------------------

*Total returns for periods less than one year are not annualized.

------
2

VP Income & Growth - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                             ----------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE       INCEPTION
                   6 MONTHS(1)    1 YEAR     5 YEARS     INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS I               2.84%       7.12%       3.85%        6.14%        10/30/97
--------------------------------------------------------------------------------
S&P 500 INDEX(2)      2.71%       8.63%       2.49%        5.63%           --
--------------------------------------------------------------------------------
Class II              2.58%       6.86%         --         6.32%         5/1/02
--------------------------------------------------------------------------------
Class III             2.84%       7.12%         --         9.54%         6/26/02
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c)2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

                                                                    (continued)

------
3

VP Income & Growth - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 30, 1997

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended June 30
--------------------------------------------------------------------------------------------
                 1998*    1999    2000      2001      2002    2003     2004    2005    2006
--------------------------------------------------------------------------------------------
Class I         26.63%   18.54%   3.68%   -10.84%   -14.54%   0.71%   21.02%   8.29%   7.12%
--------------------------------------------------------------------------------------------
S&P 500 Index   26.79%   22.76%   7.25%   -14.83%   -17.99%   0.25%   19.11%   6.32%   8.63%
--------------------------------------------------------------------------------------------
*From 10/30/97, Class I's inception date, to 6/30/98. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Income & Growth - Portfolio Commentary

PORTFOLIO MANAGER: JOHN SCHNIEDWIND, KURT BORGWARDT, AND ZILI ZHANG

PERFORMANCE SUMMARY

For the six months ended June 30, 2006, VP Income & Growth posted a positive return that was in line with the performance of its benchmark index, the S&P 500
Index. The portfolio returned 2.84%* for the six-month period, slightly ahead of the 2.71% return of the S&P 500.

The fund's investment approach emphasizes stock selection over sector weightings, and as a result, stock selection typically has the most significant impact on performance relative to the benchmark index. In the first half of
2006, stock selection was mixed but successful enough for the portfolio to eke out a modest gain over the S&P 500.

HEALTH CARE HOLDINGS HELD UP WELL

Health care stocks generally declined in the first six months of 2006, but the fund's health care holdings gained ground, contributing to the portfolio's outperformance of the S&P 500. The top contributors to relative performance in this sector included pharmaceutical firm Merck and medical instrument maker
Applera-Applied Biosystems. Merck shares rose as the company reduced the price of Zocor, its top-selling cholesterol medication, below that of generic versions to maintain market share after the drug's patent expiration. Applera-Applied
Biosystems, which makes instruments and analytic tools for the biotechnology industry, saw its earnings double as instrumentation sales surged.

Successful stock selection in the health care sector was also dependent on avoiding the pitfalls. For example, the fund did not own health services provider UnitedHealth and medical device maker Medtronic, both of which suffered double-digit declines during the period. UnitedHealth came under investigation for back-dating executive stock options, while Medtronic was hurt by safety concerns in implantable cardiac devices.

INDUSTRIALS AND UTILITIES CONTRIBUTED POSITIVELY

Other sectors that had a positive impact on relative results included industrials and utilities. The best relative performance contributor in the portfolio was engine maker Cummins, which was also one of the fund's largest overweights. Despite higher raw materials costs, Cummins was able to improve profit margins and raise its 2006 earnings

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Exxon Mobil Corp.                           4.8%                  3.5%
--------------------------------------------------------------------------------
Chevron Corp.                               4.6%                  2.8%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              3.6%                  1.6%
--------------------------------------------------------------------------------
Citigroup Inc.                              3.5%                  1.0%
--------------------------------------------------------------------------------
Bank of America Corp.                       3.4%                  4.9%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     3.0%                  2.8%
--------------------------------------------------------------------------------
Morgan Stanley                              2.8%                  0.5%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.7%                  0.3%
--------------------------------------------------------------------------------
Cummins Inc.                                2.5%                  1.7%
--------------------------------------------------------------------------------
Merck & Co., Inc.                           2.4%                  2.0%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.
 Total returns for periods less than one year are not annualized.

                                                                    (continued)

------
5

VP Income & Growth - Portfolio Commentary

projections thanks to strong industrial demand for its products.

The fund also benefited from its considerable underweight in industrial conglomerate General Electric, which declined after reporting disappointing revenues. Already the fund's largest underweight, GE was eliminated from the portfolio in the second quarter of the year.

Among utilities stocks, the best performer was FirstEnergy, an electric utility operating in several mid-Atlantic states. Despite an unseasonably warm winter,
FirstEnergy posted better-than-expected earnings amid strong power generation demand and higher prices.

TECHNOLOGY, CONSUMER STOCKS LAGGED

Information technology stocks were the worst-performing sector in the S&P 500 during the period, and that held true in the portfolio as well. Stock selection in this sector also proved disappointing. The fund held an overweight position in chipmaker Intel, which was by far the biggest individual detractor from relative performance. Declining sales, lower profit margins, and lost market share caused a sharp decline in Intel's share price.

Another significant detractor in the technology sector was Internet services provider EarthLink. The company saw profits weaken and expenses increase as it continues to transition from dial-up to broadband and wireless services.

Consumer-oriented holdings also detracted from relative results in the first half of the year. Poultry producer Pilgrim's Pride was the worst performer in the consumer staples sector as fears of avian flu and falling poultry prices weighed on the company's earnings. Among consumer discretionary stocks, Barnes &
Noble detracted the most from performance--despite reporting solid earnings, the bookseller disappointed investors with declining same-store sales growth.

LOOKING AHEAD

Volatility in the stock market has increased recently as investors grapple with uncertainty surrounding inflation data, the sustainability of the economic expansion, and Federal Reserve interest rate policy. Regardless of the market environment, however, we believe that our disciplined, balanced investment approach--with a slight tilt toward value--will produce favorable long-term results.

VP INCOME & GROWTH'S FIVE LARGEST
OVERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
Chevron Corp.                               4.56%                 1.20%
--------------------------------------------------------------------------------
Washington Mutual, Inc.                     3.04%                 0.38%
--------------------------------------------------------------------------------
International Business
Machines Corp.                              3.65%                 1.04%
--------------------------------------------------------------------------------
FirstEnergy Corp.                           2.69%                 0.16%
--------------------------------------------------------------------------------
Cummins Inc.                                2.52%                 0.05%
--------------------------------------------------------------------------------

VP INCOME & GROWTH'S FIVE LARGEST
UNDERWEIGHTS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         PORTFOLIO'S             S&P 500
                                           STOCKS                 INDEX
--------------------------------------------------------------------------------
General Electric Co.                         --                   2.98%
--------------------------------------------------------------------------------
Procter & Gamble Co.                         --                   1.59%
--------------------------------------------------------------------------------
American International
Group Inc.                                   --                   1.33%
--------------------------------------------------------------------------------
Altria Group Inc.                            --                   1.33%
--------------------------------------------------------------------------------
JPMorgan Chase & Co.                         --                   1.27%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                        1/1/06          6/30/06          6/30/06        RATIO*
--------------------------------------------------------------------------------
VP INCOME & GROWTH SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,028.40         $3.52          0.70%
--------------------------------------------------------------------------------
Class II                $1,000         $1,025.80         $4.77          0.95%
--------------------------------------------------------------------------------
Class III               $1,000         $1,028.40         $3.52          0.70%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,021.32         $3.51          0.70%
--------------------------------------------------------------------------------
Class II                $1,000         $1,020.08         $4.76          0.95%
--------------------------------------------------------------------------------
Class III               $1,000         $1,021.32         $3.51          0.70%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Income & Growth -  Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 99.8%

AEROSPACE & DEFENSE -- 2.2%
--------------------------------------------------------------------------------
            2,898  Boeing Co.                                      $    237,375
--------------------------------------------------------------------------------
           13,791  Lockheed Martin Corp.                                989,366
--------------------------------------------------------------------------------
          176,622  Northrop Grumman Corp.                            11,314,406
--------------------------------------------------------------------------------
           12,982  Raytheon Company                                     578,608
--------------------------------------------------------------------------------
                                                                     13,119,755
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 1.2%
--------------------------------------------------------------------------------
           16,736  FedEx Corporation                                  1,955,769
--------------------------------------------------------------------------------
           66,813  United Parcel Service, Inc.
                   Cl B                                               5,500,714
--------------------------------------------------------------------------------
                                                                      7,456,483
--------------------------------------------------------------------------------
AIRLINES -- 0.1%
--------------------------------------------------------------------------------
           52,396  Southwest Airlines Co.                               857,723
--------------------------------------------------------------------------------
AUTO COMPONENTS -- 0.8%
--------------------------------------------------------------------------------
          261,503  ArvinMeritor Inc.                                  4,495,237
--------------------------------------------------------------------------------
AUTOMOBILES -- 0.9%
--------------------------------------------------------------------------------
          783,162  Ford Motor Company                                 5,427,313
--------------------------------------------------------------------------------
BIOTECHNOLOGY -- 0.6%
--------------------------------------------------------------------------------
           52,678  Amgen Inc.(1)                                      3,436,186
--------------------------------------------------------------------------------
BUILDING PRODUCTS -- 0.3%
--------------------------------------------------------------------------------
           25,764  USG Corp.(1)                                       1,878,969
--------------------------------------------------------------------------------
CAPITAL MARKETS -- 6.1%
--------------------------------------------------------------------------------
           94,261  Goldman Sachs Group, Inc.
                   (The)                                             14,179,682
--------------------------------------------------------------------------------
           76,430  Lehman Brothers Holdings Inc.                      4,979,415
--------------------------------------------------------------------------------
           13,513  Merrill Lynch & Co., Inc.                            939,964
--------------------------------------------------------------------------------
          264,994  Morgan Stanley                                    16,750,270
--------------------------------------------------------------------------------
                                                                     36,849,331
--------------------------------------------------------------------------------
CHEMICALS -- 3.3%
--------------------------------------------------------------------------------
           88,588  Eastman Chemical Company                           4,783,752
--------------------------------------------------------------------------------
          385,442  Lyondell Chemical Co.                              8,734,115
--------------------------------------------------------------------------------
          174,715  Olin Corp.                                         3,132,640
--------------------------------------------------------------------------------
          101,406  Westlake Chemical Corp.                            3,021,899
--------------------------------------------------------------------------------
                                                                     19,672,406
--------------------------------------------------------------------------------
COMMERCIAL BANKS -- 5.9%
--------------------------------------------------------------------------------
          423,773  Bank of America Corp.                             20,383,481
--------------------------------------------------------------------------------
           22,277  Comerica Inc.                                      1,158,181
--------------------------------------------------------------------------------
          291,581  National City Corp.                               10,552,316
--------------------------------------------------------------------------------
           67,316  Wachovia Corp.                                     3,640,449
--------------------------------------------------------------------------------
                                                                     35,734,427
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES -- 0.4%
--------------------------------------------------------------------------------
           31,624  John H. Harland Company                            1,375,644
--------------------------------------------------------------------------------
           30,043  R.R. Donnelley & Sons
                   Company                                              959,874
--------------------------------------------------------------------------------
                                                                      2,335,518
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
           99,062  Motorola, Inc.                                  $  1,996,099
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS -- 5.9%
--------------------------------------------------------------------------------
          398,996  Hewlett-Packard Co.                               12,640,193
--------------------------------------------------------------------------------
           11,717  Imation Corporation                                  480,983
--------------------------------------------------------------------------------
          283,693  International Business
                   Machines Corp.                                    21,793,296
--------------------------------------------------------------------------------
           11,825  Komag, Inc.(1)                                       546,079
--------------------------------------------------------------------------------
                                                                     35,460,551
--------------------------------------------------------------------------------
CONSUMER FINANCE -- 0.5%
--------------------------------------------------------------------------------
           31,581  Capital One Financial Corp.                        2,698,596
--------------------------------------------------------------------------------
DISTRIBUTORS -- 0.3%
--------------------------------------------------------------------------------
           64,775  Building Materials Holding
                   Corp.                                              1,805,279
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES -- 3.5%
--------------------------------------------------------------------------------
          436,078  Citigroup Inc.                                    21,036,403
--------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.9%
--------------------------------------------------------------------------------
          337,233  AT&T Inc.                                          9,405,429
--------------------------------------------------------------------------------
            7,755  Embarq Corp.(1)                                      317,877
--------------------------------------------------------------------------------
          224,365  Verizon Communications Inc.                        7,513,984
--------------------------------------------------------------------------------
                                                                     17,237,290
--------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 3.5%
--------------------------------------------------------------------------------
          296,860  FirstEnergy Corp.                                 16,092,780
--------------------------------------------------------------------------------
          208,398  Pepco Holdings, Inc.                               4,914,025
--------------------------------------------------------------------------------
                                                                     21,006,805
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS -- 1.4%
--------------------------------------------------------------------------------
          204,628  Arrow Electronics, Inc.(1)                         6,589,021
--------------------------------------------------------------------------------
           51,225  Nam Tai Electronics, Inc.                          1,145,903
--------------------------------------------------------------------------------
            9,963  Tech Data Corp.(1)                                   381,683
--------------------------------------------------------------------------------
                                                                      8,116,607
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES(2)
--------------------------------------------------------------------------------
           23,828  Grey Wolf Inc.(1)                                    183,476
--------------------------------------------------------------------------------
FOOD & STAPLES RETAILING -- 1.3%
--------------------------------------------------------------------------------
            5,667  Longs Drug Stores Corp.                              258,529
--------------------------------------------------------------------------------
          236,059  Supervalu Inc.                                     7,247,011
--------------------------------------------------------------------------------
                                                                      7,505,540
--------------------------------------------------------------------------------
FOOD PRODUCTS -- 1.4%
--------------------------------------------------------------------------------
          132,787  Chiquita Brands International,
                   Inc.                                               1,829,805
--------------------------------------------------------------------------------
           80,290  Del Monte Foods Co.                                  901,657
--------------------------------------------------------------------------------
           83,258  General Mills, Inc.                                4,301,108
--------------------------------------------------------------------------------
              884  Seaboard Corp.                                     1,131,520
--------------------------------------------------------------------------------
                                                                      8,164,090
--------------------------------------------------------------------------------
GAS UTILITIES -- 0.5%
--------------------------------------------------------------------------------
            9,201  NICOR Inc.                                           381,842
--------------------------------------------------------------------------------
          112,122  UGI Corp.                                          2,760,443
--------------------------------------------------------------------------------
                                                                      3,142,285
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Income & Growth -  Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
           75,568  Becton Dickinson & Co.                          $  4,619,472
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES -- 2.6%
--------------------------------------------------------------------------------
          109,753  AmerisourceBergen Corp.                            4,600,846
--------------------------------------------------------------------------------
           60,420  Humana Inc.(1)                                     3,244,554
--------------------------------------------------------------------------------
           22,488  Kindred Healthcare Inc.(1)                           584,688
--------------------------------------------------------------------------------
          147,039  McKesson Corp.                                     6,952,004
--------------------------------------------------------------------------------
                                                                     15,382,092
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE -- 0.9%
--------------------------------------------------------------------------------
           54,798  Darden Restaurants, Inc.                           2,159,041
--------------------------------------------------------------------------------
          101,841  McDonald's Corporation                             3,421,858
--------------------------------------------------------------------------------
                                                                      5,580,899
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES -- 1.1%
--------------------------------------------------------------------------------
            8,189  Furniture Brands
                   International, Inc.                                  170,659
--------------------------------------------------------------------------------
          119,256  Newell Rubbermaid Inc.                             3,080,382
--------------------------------------------------------------------------------
            1,279  NVR, Inc.(1)                                         628,309
--------------------------------------------------------------------------------
          129,017  Tupperware Brands Corp.                            2,540,345
--------------------------------------------------------------------------------
                                                                      6,419,695
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS -- 2.0%
--------------------------------------------------------------------------------
          189,570  Kimberly-Clark Corp.                              11,696,469
--------------------------------------------------------------------------------
INDEPENDENT POWER PRODUCERS &
ENERGY TRADERS -- 0.1%
--------------------------------------------------------------------------------
           13,695  TXU Corp.                                            818,824
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES -- 0.5%
--------------------------------------------------------------------------------
          100,078  Tyco International Ltd.                            2,752,145
--------------------------------------------------------------------------------
INSURANCE -- 4.6%
--------------------------------------------------------------------------------
          191,002  Ace, Ltd.                                          9,662,792
--------------------------------------------------------------------------------
           50,730  American Financial Group, Inc.                     2,176,317
--------------------------------------------------------------------------------
            9,074  Arch Capital Group Ltd.(1)                           539,540
--------------------------------------------------------------------------------
           56,080  Chubb Corp.                                        2,798,392
--------------------------------------------------------------------------------
           13,230  Endurance Specialty Holdings
                   Ltd.                                                 423,360
--------------------------------------------------------------------------------
          103,865  First American Financial Corp.
                   (The)                                              4,390,374
--------------------------------------------------------------------------------
           64,799  LandAmerica Financial Group
                   Inc.                                               4,186,015
--------------------------------------------------------------------------------
           83,623  Zenith National Insurance Corp.                    3,317,324
--------------------------------------------------------------------------------
                                                                     27,494,114
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES -- 1.2%
--------------------------------------------------------------------------------
          492,705  EarthLink Inc.(1)                                  4,266,825
--------------------------------------------------------------------------------
           67,261  RealNetworks Inc.(1)                                 719,693
--------------------------------------------------------------------------------
          205,516  United Online, Inc.                                2,466,192
--------------------------------------------------------------------------------
                                                                      7,452,710
--------------------------------------------------------------------------------
IT SERVICES -- 0.9%
--------------------------------------------------------------------------------
           18,523  Accenture Ltd. Cl A                                  524,571
--------------------------------------------------------------------------------
           29,768  Acxiom Corp.                                         744,200
--------------------------------------------------------------------------------
           80,940  Computer Sciences Corp.(1)                         3,920,734
--------------------------------------------------------------------------------
                                                                      5,189,505
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS -- 0.1%
--------------------------------------------------------------------------------
           42,734  Hasbro, Inc.                                    $    773,913
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES -- 1.3%
--------------------------------------------------------------------------------
          232,457  Applera Corporation - Applied
                   Biosystems Group                                   7,519,984
--------------------------------------------------------------------------------
MACHINERY -- 2.5%
--------------------------------------------------------------------------------
          123,127  Cummins Inc.                                      15,052,276
--------------------------------------------------------------------------------
MEDIA -- 2.0%
--------------------------------------------------------------------------------
           86,798  CBS Corp. Cl B                                     2,347,886
--------------------------------------------------------------------------------
          105,140  Disney (Walt) Co.                                  3,154,200
--------------------------------------------------------------------------------
           17,413  Regal Entertainment Group                            353,832
--------------------------------------------------------------------------------
          260,949  Time Warner Inc.                                   4,514,418
--------------------------------------------------------------------------------
           38,701  Viacom Inc. Cl B                                   1,387,044
--------------------------------------------------------------------------------
                                                                     11,757,380
--------------------------------------------------------------------------------
METALS & MINING -- 1.6%
--------------------------------------------------------------------------------
           46,754  Freeport-McMoRan Copper &
                   Gold, Inc. Cl B                                    2,590,639
--------------------------------------------------------------------------------
           97,257  Nucor Corp.                                        5,276,192
--------------------------------------------------------------------------------
           38,898  Quanex Corporation                                 1,675,337
--------------------------------------------------------------------------------
            4,796  Steel Dynamics Inc.                                  315,289
--------------------------------------------------------------------------------
                                                                      9,857,457
--------------------------------------------------------------------------------
MULTI-UTILITIES -- 0.6%
--------------------------------------------------------------------------------
           21,048  OGE Energy Corp.                                     737,311
--------------------------------------------------------------------------------
           19,571  PG&E Corp.                                           768,749
--------------------------------------------------------------------------------
           71,373  Vectren Corp.                                      1,944,915
--------------------------------------------------------------------------------
                                                                      3,450,975
--------------------------------------------------------------------------------
MULTILINE RETAIL -- 0.1%
--------------------------------------------------------------------------------
            5,388  J.C. Penney Co. Inc.                                 363,744
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS -- 12.3%
--------------------------------------------------------------------------------
          439,472  Chevron Corp.                                     27,273,632
--------------------------------------------------------------------------------
          122,046  ConocoPhillips                                     7,997,674
--------------------------------------------------------------------------------
          465,306  Exxon Mobil Corp.                                 28,546,523
--------------------------------------------------------------------------------
           39,094  Marathon Oil Corp.                                 3,256,530
--------------------------------------------------------------------------------
           43,200  Occidental Petroleum Corp.                         4,430,160
--------------------------------------------------------------------------------
            5,750  Tesoro Corporation                                   427,570
--------------------------------------------------------------------------------
           38,420  Valero Energy Corp.                                2,555,698
--------------------------------------------------------------------------------
                                                                     74,487,787
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
          343,422  Louisiana-Pacific Corp.                            7,520,942
--------------------------------------------------------------------------------
PHARMACEUTICALS -- 6.6%
--------------------------------------------------------------------------------
           48,532  Alpharma Inc. Cl A                                 1,166,709
--------------------------------------------------------------------------------
          158,609  Johnson & Johnson                                  9,503,851
--------------------------------------------------------------------------------
          148,876  King Pharmaceuticals, Inc.(1)                      2,530,892
--------------------------------------------------------------------------------
          392,229  Merck & Co., Inc.                                 14,288,902
--------------------------------------------------------------------------------
          527,009  Pfizer Inc.                                       12,368,901
--------------------------------------------------------------------------------
           60,439  ViroPharma Inc.(1)                                   520,984
--------------------------------------------------------------------------------
                                                                     40,380,239
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
10

VP Income & Growth -  Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS -- 2.7%
--------------------------------------------------------------------------------
          240,805  CBL & Associates Properties,
                   Inc.                                            $  9,374,540
--------------------------------------------------------------------------------
          145,083  HRPT Properties Trust                              1,677,159
--------------------------------------------------------------------------------
          119,735  iStar Financial Inc.                               4,519,996
--------------------------------------------------------------------------------
           10,021  Mack-Cali Realty Corp.                               460,164
--------------------------------------------------------------------------------
                                                                     16,031,859
--------------------------------------------------------------------------------
ROAD & RAIL -- 1.1%
--------------------------------------------------------------------------------
           23,557  Burlington Northern Santa Fe
                   Corp.                                              1,866,891
--------------------------------------------------------------------------------
           13,131  CSX Corporation                                      924,948
--------------------------------------------------------------------------------
           30,868  Laidlaw International, Inc.                          777,874
--------------------------------------------------------------------------------
           23,213  Norfolk Southern Corp.                             1,235,396
--------------------------------------------------------------------------------
           16,032  Union Pacific Corp.                                1,490,335
--------------------------------------------------------------------------------
                                                                      6,295,444
--------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 1.3%
--------------------------------------------------------------------------------
          106,484  Freescale Semiconductor Inc.
                   Cl B(1)                                            3,130,630
--------------------------------------------------------------------------------
          126,519  Intel Corp.                                        2,397,535
--------------------------------------------------------------------------------
           83,899  National Semiconductor Corp.                       2,000,991
--------------------------------------------------------------------------------
            5,806  Texas Instruments Inc.                               175,864
--------------------------------------------------------------------------------
                                                                      7,705,020
--------------------------------------------------------------------------------
SOFTWARE -- 2.0%
--------------------------------------------------------------------------------
            2,853  BMC Software Inc.(1)                                  68,187
--------------------------------------------------------------------------------
          484,884  Microsoft Corporation                             11,297,797
--------------------------------------------------------------------------------
           22,851  Sybase, Inc.(1)                                      443,309
--------------------------------------------------------------------------------
                                                                     11,809,293
--------------------------------------------------------------------------------
SPECIALTY RETAIL -- 1.5%
--------------------------------------------------------------------------------
           33,910  AutoNation, Inc.(1)                                  727,030
--------------------------------------------------------------------------------
          134,193  Barnes & Noble Inc.                                4,898,045
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

           32,847  Group 1 Automotive, Inc.                        $  1,850,600
--------------------------------------------------------------------------------
           53,887  Payless ShoeSource, Inc.(1)                        1,464,110
--------------------------------------------------------------------------------
                                                                      8,939,785
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE -- 3.9%
--------------------------------------------------------------------------------
           30,208  Countrywide Financial
                   Corporation                                        1,150,321
--------------------------------------------------------------------------------
           90,716  IndyMac Bancorp, Inc.                              4,159,329
--------------------------------------------------------------------------------
          399,022  Washington Mutual, Inc.                           18,187,422
--------------------------------------------------------------------------------
                                                                     23,497,072
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES -- 0.9%
--------------------------------------------------------------------------------
          265,021  Sprint Nextel Corp.                                5,297,770
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $535,855,955)                                                 597,763,234
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS -- 0.2%

Repurchase Agreement, Credit Suisse First
Boston, Inc., (collateralized by various U.S.
Treasury obligations, 6.125%-8.875%,
2/15/19-8/15/29, valued at $918,345), in a
joint trading account at 4.50%, dated 6/30/06,
due 7/3/06 (Delivery value $900,338)
(Cost $900,000)                                                         900,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $536,755,955)                                                 598,663,234
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES(2)                                         263,582
--------------------------------------------------------------------------------
TOTAL NET ASSETS -- 100.0%                                         $598,926,816
================================================================================

NOTES TO SCHEDULE OF INVESTMENTS

(1) Non-income producing.

(2) Category is less than 0.05% of total net assets.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $536,755,955)             $598,663,234
------------------------------------------------------------
Dividends and interest receivable                                       787,708
--------------------------------------------------------------------------------
                                                                    599,450,942
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                          188,501
------------------------------------------------------------
Accrued management fees                                                 330,288
------------------------------------------------------------
Distribution fees payable                                                 5,337
--------------------------------------------------------------------------------
                                                                        524,126
--------------------------------------------------------------------------------

NET ASSETS                                                         $598,926,816
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $529,979,699
------------------------------------------------------------
Undistributed net investment income                                   6,340,452
------------------------------------------------------------
Undistributed net realized gain on investment transactions              699,386
------------------------------------------------------------
Net unrealized appreciation on investments                           61,907,279
--------------------------------------------------------------------------------
                                                                   $598,926,816
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $567,815,269
------------------------------------------------------------
Shares outstanding                                                   74,943,622
------------------------------------------------------------
Net asset value per share                                                 $7.58
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                          $26,080,212
------------------------------------------------------------
Shares outstanding                                                    3,444,277
------------------------------------------------------------
Net asset value per share                                                 $7.57
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $5,031,335
------------------------------------------------------------
Shares outstanding                                                      664,044
------------------------------------------------------------
Net asset value per share                                                 $7.58
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
------------------------------------------------------------
Dividends                                                          $  8,935,816
------------------------------------------------------------
Interest                                                                 16,554
--------------------------------------------------------------------------------
                                                                      8,952,370
--------------------------------------------------------------------------------

EXPENSES:
------------------------------------------------------------
Management fees                                                       2,557,068
------------------------------------------------------------
Distribution fees -- Class II                                            33,479
------------------------------------------------------------
Directors' fees and expenses                                              6,165
------------------------------------------------------------
Other expenses                                                            3,971
--------------------------------------------------------------------------------
                                                                      2,600,683
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                          6,351,687
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  45,583,142
------------------------------------------------------------
Change in net unrealized appreciation (depreciation)
on investments                                                      (26,052,867)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                              19,530,275
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $ 25,881,962
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                       $  6,351,687    $ 14,703,673
---------------------------------------------
Net realized gain (loss)                             45,583,142      49,734,329
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                         (26,052,867)    (27,597,376)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            25,881,962      36,840,626
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
---------------------------------------------
  Class I                                           (14,163,523)    (15,774,720)
---------------------------------------------
  Class II                                             (426,144)       (468,807)
---------------------------------------------
  Class III                                             (99,168)        (73,156)
--------------------------------------------------------------------------------
Decrease in net assets from distributions           (14,688,835)    (16,316,683)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                    (218,055,405)    (49,539,619)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS              (206,862,278)    (29,015,676)

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 805,789,094     834,804,770
--------------------------------------------------------------------------------
End of period                                     $ 598,926,816    $805,789,094
================================================================================

Undistributed net investment income                  $6,340,452     $14,677,600
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Income & Growth Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is to seek capital growth by investing in common stocks. Income is a secondary objective. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $30,217,774 expiring in 2010, which may be used to offset future taxable gains.

REDEMPTION -- The fund may impose a 1% redemption fee on shares held less than
60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for the fund is as follows:

----------------------------------------------
                            Class I, II & III
----------------------------------------------
Strategy Assets
----------------------------------------------
First $5 billion                 0.700%
----------------------------------------------
Over $5 billion                  0.650%
----------------------------------------------

The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 0.70%.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended
June 30, 2006, are detailed in the Statement of Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006, were $263,046,368 and $487,252,387, respectively.

For the six months ended June 30, 2006, the fund incurred net realized gains of
$24,768,194 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                    $546,416,053
================================================================================
Gross tax appreciation of investments                              $ 78,737,155
--------------------------------------------------------
Gross tax depreciation of investments                               (26,489,974)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                 $ 52,247,181
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                   SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                              3,485,746    $  26,402,642
------------------------------------------
Issued in reinvestment of distributions           1,898,596       14,163,523
------------------------------------------
Redeemed                                        (33,240,379)    (255,933,914)
--------------------------------------------------------------------------------
Net increase (decrease)                         (27,856,037)   $(215,367,749)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                               300,000,000
================================================================================
Sold                                             10,922,551    $  79,400,168
------------------------------------------
Issued in reinvestment of distributions           2,163,885       15,774,720
------------------------------------------
Redeemed                                        (20,434,407)    (148,333,050)
--------------------------------------------------------------------------------
Net increase (decrease)                          (7,347,971)   $ (53,158,162)
================================================================================

                                                                    (continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)
--------------------------------------------------------------------------------
                                                   SHARES          AMOUNT
--------------------------------------------------------------------------------
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                363,917      $ 2,781,339
------------------------------------------
Issued in reinvestment of distributions              57,124          426,144
------------------------------------------
Redeemed                                           (691,562)      (5,268,930)
--------------------------------------------------------------------------------
Net increase (decrease)                            (270,521)     $(2,061,447)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                946,899      $ 6,870,425
------------------------------------------
Issued in reinvestment of distributions              64,308          468,807
------------------------------------------
Redeemed                                           (749,560)      (5,456,224)
--------------------------------------------------------------------------------
Net increase (decrease)                             261,647      $ 1,883,008
================================================================================
CLASS III
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                 61,376      $   468,319
------------------------------------------
Issued in reinvestment of distributions              13,293           99,168
------------------------------------------
Redeemed                                           (156,163)      (1,193,696)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                             (81,494)     $  (626,209)
================================================================================
YEAR ENDED DECEMBER 31, 2005

SHARES AUTHORIZED                                50,000,000
================================================================================
Sold                                                513,079      $ 3,732,963
------------------------------------------
Issued in reinvestment of distributions              10,035           73,156
------------------------------------------
Redeemed                                           (280,969)      (2,070,584)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                             242,145      $ 1,735,535
================================================================================

(1) Net of redemption fees of $320.

(2) Net of redemption fees of $209.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
18

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
-------------------------------------------------------------------------------------------------
                                                          CLASS I
-------------------------------------------------------------------------------------------------
                             2006(1)      2005        2004        2003        2002        2001
-------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period           $7.51       $7.32       $6.57       $5.16       $6.46       $7.11
-------------------------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)                0.07(2)     0.13(2)     0.14(2)     0.10(2)     0.08(2)     0.06
-------------------------
  Net Realized and
  Unrealized Gain (Loss)       0.14        0.20        0.71        1.38       (1.32)      (0.65)
-------------------------------------------------------------------------------------------------
  Total From
  Investment Operations        0.21        0.33        0.85        1.48       (1.24)      (0.59)
-------------------------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income           (0.14)      (0.14)      (0.10)      (0.07)      (0.06)      (0.06)
-------------------------------------------------------------------------------------------------
Net Asset Value,
End of Period                 $7.58       $7.51       $7.32       $6.57       $5.16       $6.46
=================================================================================================
  TOTAL RETURN(3)              2.84%       4.63%      12.99%      29.35%     (19.37)%     (8.35)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                  0.70%(4)       0.70%       0.70%       0.70%       0.70%       0.70%
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                  1.74%(4)       1.81%       2.08%       1.78%       1.32%       1.05%
-------------------------
Portfolio Turnover Rate          36%         76%         75%         71%         72%         56%
-------------------------
Net Assets, End of Period
(in thousands)              $567,815    $772,330    $805,904    $826,785    $614,424    $701,274
-------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
19

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                 CLASS II
--------------------------------------------------------------------------------
                            2006(1)     2005       2004       2003      2002(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.50      $7.30      $6.56      $5.15      $6.22
--------------------------------------------------------------------------------
Income From
Investment Operations
-------------------------
  Net Investment
  Income (Loss)(3)            0.06       0.11       0.13       0.09       0.05
-------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.13       0.22       0.69       1.39      (1.12)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.19       0.33       0.82       1.48      (1.07)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.12)     (0.13)     (0.08)     (0.07)        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $7.57      $7.50      $7.30      $6.56      $5.15
================================================================================
  TOTAL RETURN(4)             2.58%      4.52%     12.57%     29.19%    (17.20)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 0.95%(5)      0.95%      0.95%      0.95%   0.95%(5)
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                 1.49%(5)      1.56%      1.83%      1.53%   1.42%(5)
-------------------------
Portfolio Turnover Rate         36%        76%        75%        71%     72%(6)
-------------------------
Net Assets, End of Period
(in thousands)              $26,080    $27,857    $25,218    $14,370     $1,533
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 1, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
20

VP Income & Growth - Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)
--------------------------------------------------------------------------------
                                                CLASS III
--------------------------------------------------------------------------------
                            2006(1)     2005       2004       2003      2002(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period          $7.51      $7.32      $6.57      $5.16      $5.63
--------------------------------------------------------------------------------
Income From
Investment Operations
---------------------------
  Net Investment
  Income (Loss)(3)            0.07       0.13       0.15       0.11       0.04
---------------------------
  Net Realized and
  Unrealized Gain (Loss)      0.14       0.20       0.70       1.37      (0.51)
--------------------------------------------------------------------------------
  Total From
  Investment Operations       0.21       0.33       0.85       1.48      (0.47)
--------------------------------------------------------------------------------
Distributions
-------------------------
  From Net
  Investment Income          (0.14)     (0.14)     (0.10)     (0.07)        --
--------------------------------------------------------------------------------
Net Asset Value,
End of Period                $7.58      $7.51      $7.32      $6.57      $5.16
================================================================================
  TOTAL RETURN(4)             2.84%      4.63%     12.99%     29.35%     (8.35)%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating
Expenses to Average
Net Assets                 0.70%(5)      0.70%      0.70%      0.70%   0.70%(5)
-------------------------
Ratio of Net Investment
Income (Loss) to Average
Net Assets                 1.74%(5)      1.81%      2.08%      1.78%   1.63%(5)
-------------------------
Portfolio Turnover Rate         36%        76%        75%        71%     72%(6)
-------------------------
Net Assets, End of Period
(in thousands)               $5,031     $5,601     $3,683     $1,669       $376
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) June 26, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated was calculated for the year ended December 31, 2002.

------
21

See Notes to Financial Statements.

Approval of Management Agreement for VP Income & Growth

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Income & Growth (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
22

Approval of Management Agreement for VP Income & Growth

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If

                                                                    (continued)

------
23

Approval of Management Agreement for VP Income & Growth

performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was slightly below its benchmark for the one year period and was above its benchmark for the three year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by  the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in

                                                                    (continued)

------
24

Approval of Management Agreement for VP Income & Growth

size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was below the median expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors

                                                                    (continued)

------
25

Approval of Management Agreement for VP Income & Growth

concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
26

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

The S&P MIDCAP 400 INDEX, a capitalization-weighted index consisting of 400 domestic stocks, measures the performance of the mid-size company segment of the
U.S. market.

The S&P SMALLCAP 600 INDEX, a capitalization-weighted index consisting of 600 domestic stocks, measures the small company segment of the U.S. market.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50647             All rights reserved.

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP International Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

VP INTERNATIONAL

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and  securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

BY ENRIQUE CHANG, WHO JOINED AMERICAN CENTURY INVESTMENTS IN MARCH AS SENIOR
VICE PRESIDENT AND CHIEF INVESTMENT OFFICER OF THE INTERNATIONAL EQUITY
DISCIPLINE.

From emerging markets to developed countries, international equities delivered solid returns during the six months ended June 30, 2006.

Indeed, many of the world's equity markets rose to levels not seen in nearly five years, and I wanted to take a few moments to share my perspective on the investment environment and economic issues that played a role in their performance.

Perhaps the most striking aspect of the recent increase is the remarkable resiliency markets demonstrated in the face of record prices for oil and other commodities, rising interest rates, and continued geopolitical tension in the
Middle East and elsewhere.

Equities, however, weren't entirely immune to those headwinds. After rising to multi-year highs early in May, many exchanges retreated as concern intensified that central banks will increase borrowing costs to control inflation--and slow consumer spending, corporate profits and the world's economy in the process.

While interest rates and other forces can exert a powerful affect on markets, I believe there are a variety of hopeful signs on both the economic and investment horizon.

Europe's economic upturn looks set to continue through 2006, bolstered by strong global demand for European goods. Increased capital spending by companies worldwide has resulted in strong order flows for manufacturers on the Continent.
European companies are also benefiting from a changing relationship with labor, with a number of businesses working with labor unions to control costs and increase productivity.

In Asia, Japan's emergence from a long period of economic weakness stands out as one of the most welcome developments of the past year. Japan, the world's second-largest economy behind the United States, is now in the midst of its longest economic expansion in years, underpinned by strong domestic demand. The country's turnaround, now considered by many to be sustainable, could play a major role in the region's growth this year and perhaps well into the future.

And, of course, China's rise continues to be remarkable. In just a few years since joining the World Trade Organization, China has emerged as a global engine for growth. Last year, the country's gross domestic product grew nearly 10%, and is expected to match that pace in 2006. While countless questions remain about
China's evolution from socialism to capitalism, clearly the country is making history on several fronts.

In short, I believe the economic, political and demographic changes now under way around the world are creating opportunity for investors. You can be assured that our investment team is dedicated to searching for new candidates to help drive investment performance. Thank you for the opportunity to share my thoughts with you. As always, it is a privilege to have you as an American Century investor.

------
2

VP International - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                   --------------------------------
                                        AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------
                                                           SINCE     INCEPTION
             6 MONTHS(1)   1 YEAR   5 YEARS   10 YEARS   INCEPTION      DATE
--------------------------------------------------------------------------------
CLASS I         7.73%      23.48%    4.28%      7.27%      7.11%       5/1/94
--------------------------------------------------------------------------------
MSCI EAFE
INDEX          10.16%      26.56%   10.02%      6.39%      6.53%(2)      --
--------------------------------------------------------------------------------
MSCI EAFE
GROWTH
INDEX           9.29%      25.98%    8.12%      3.89%      4.31%(2)      --
--------------------------------------------------------------------------------
Class II        7.70%      23.30%     --         --        5.07%       8/15/01
--------------------------------------------------------------------------------
Class III       7.73%      23.48%     --         --        8.73%       5/2/02
--------------------------------------------------------------------------------
Class IV        7.70%      23.30%     --         --       16.17%       5/3/04
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Since 4/30/94, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

(continued)

------
3

VP International - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS
Periods ended June 30
----------------------------------------------------------------------------------------------------
                   1997    1998   1999    2000     2001     2002     2003    2004    2005    2006
----------------------------------------------------------------------------------------------------
 Class I          26.67%  25.12%  1.74%  43.62%  -29.33%  -15.28%  -12.51%  21.31%  11.04%  23.48%
----------------------------------------------------------------------------------------------------
 MSCI EAFE Index  12.84%   6.10%  7.62%  17.16%  -23.60%   -9.49%   -6.46%  32.37%  13.65%  26.56%
----------------------------------------------------------------------------------------------------
 MSCI EAFE
 Growth Index     10.76%   5.87%  5.27%  20.47%  -33.30%   -9.46%   -8.01%  26.42%  11.37%  25.98%
----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488. International investing involves special risks, such as political instability and currency fluctuations.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP International - Portfolio Commentary

PORTFOLIO MANAGERS: KEITH CREVELING AND MICHAEL PERELSTEIN

VP International advanced 7.73%* during the six months ended June 30, 2006, while its benchmark, the Morgan Stanley Capital International EAFE Index,
returned 10.16%.

The gains came during a period in which many of the world's markets demonstrated their resiliency in the face of rising interest rates in the U.S. and Europe, and continued high energy prices. Equities, however, weren't entirely immune to those headwinds. After rising to multi-year highs early in May, many exchanges retreated as concern intensified that central banks will increase borrowing costs to control inflation--and slow consumer spending, corporate profits and the world's economy in the process.

Against that backdrop, all but one sector in which VP International was invested contributed to the portfolio's total return and nine of our top-10 holdings on average during the period advanced. The portfolio, which invests primarily in large growth companies, also achieved strong performance despite an investment environment that favored the value style of investing over growth. Currency played a role during the six months, as the movement of the dollar versus other currencies increased the portfolio's return.

ENERGY BOOSTS PORTFOLIO

Effective security selection led to our energy holdings advancing and contributing most to relative performance. For example, we had an overweight stake in the energy equipment and services industry that includes positions in
Norway's Aker Kvaerner, a global provider of deep-water drilling rigs, and
Italian oilfield service contractor Saipem. Aker made the second-largest contribution to our performance against the index during the period, and Saipem was among the top-10 contributors to relative performance.

Conversely, we avoided companies that performed poorly in the oil and gas industry, while taking an overweight position in BG Group, a global natural gas company based in the United Kingdom. BG reported during the period that first-quarter 2006 profits more than doubled to $1.06 billion from the same period a year earlier on increased sales to Europe and Asia and significant price increases in the wholesale gas market. BG was also among the 10 companies contributing most to relative performance.

TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Roche Holding AG                            2.7%                  1.6%
--------------------------------------------------------------------------------
GlaxoSmithKline plc                         2.2%                  2.6%
--------------------------------------------------------------------------------
Total SA                                    1.8%                  2.6%
--------------------------------------------------------------------------------
BHP Billiton Ltd.                           1.7%                  1.6%
--------------------------------------------------------------------------------
Man Group plc                               1.7%                  1.3%
--------------------------------------------------------------------------------
Reckitt Benckiser plc                       1.7%                  1.0%
--------------------------------------------------------------------------------
Toyota Motor Corp.                          1.7%                   --
--------------------------------------------------------------------------------
Novartis AG                                 1.6%                  1.6%
--------------------------------------------------------------------------------
SAP AG                                      1.5%                   --
--------------------------------------------------------------------------------
ORIX Corp.                                  1.5%                  1.6%
--------------------------------------------------------------------------------

*All fund returns referenced in this commentary are for Class I shares.
 Total returns for periods less than one year are not annualized.    (continued)

------
5

VP International - Portfolio Commentary

STRENGTH AMONG FINANCIALS

VP International also benefited from financials, the portfolio's largest sector stake. Financials contributed most to total return. The portfolio's holdings among commercial banks were the biggest source of return, led by Italy's Banco
Popolare di Verona, which advanced on better-than-anticipated fee and interest income.

Our holdings in most of the financial sector's industries--capital markets, insurance, diversified financial services, real estate and thrifts--also contributed to return. VP International's stake in Man Group plc, an asset manager in the United Kingdom, made the largest contribution to absolute performance. Man Group reported that earnings for the year ended March 31, 2006, climbed 15% to about $1 billion as its assets under management increased. Man
Group also made the largest contribution to relative return.

The financial sector, however, underperformed the index, partly due to Turkey's
Garanti Bankasi, which was among the period's biggest detractors. The bank retreated as investors worried about slowing growth due to unexpected increases in Turkish interest rates.

MATERIALS LAG INDEX

VP International's position in the materials sector also slowed relative performance. Holdings in the sector's chemicals industry detracted most, mostly because of a pullback that was pronounced among chemical companies in Japan, including Nitto Denko Corp. and JSR Corp. Chemical companies weren't the only ones impacted by the decline of Japanese markets late in the period. Of the 10 companies that detracted most from our relative performance, four were from
Japan.

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Foreign Common Stocks                       98.1%                 99.0%
--------------------------------------------------------------------------------
Temporary
Cash Investments                             1.7%                  0.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities*                             0.2%                  0.1%
--------------------------------------------------------------------------------

*Includes collateral received for securities lending and other assets and liabilities.

INVESTMENTS BY COUNTRY
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                            % OF                  % OF
                                         NET ASSETS            NET ASSETS
                                            AS OF                 AS OF
                                           6/30/06              12/31/05
--------------------------------------------------------------------------------
Japan                                       23.2%                 23.5%
--------------------------------------------------------------------------------
France                                      14.7%                 15.4%
--------------------------------------------------------------------------------
United Kingdom                              12.4%                 15.2%
--------------------------------------------------------------------------------
Switzerland                                  9.7%                 10.0%
--------------------------------------------------------------------------------
Germany                                      7.3%                  5.0%
--------------------------------------------------------------------------------
Italy                                        4.2%                  2.7%
--------------------------------------------------------------------------------
Australia                                    3.6%                  3.5%
--------------------------------------------------------------------------------
Netherlands                                  3.4%                  3.8%
--------------------------------------------------------------------------------
Greece                                       3.0%                  3.9%
--------------------------------------------------------------------------------
Norway                                       2.7%                  1.7%
--------------------------------------------------------------------------------
Ireland                                      2.5%                  2.8%
--------------------------------------------------------------------------------
Other Countries                             11.4%                 11.5%
--------------------------------------------------------------------------------
Cash and equivalents(+)                      1.9%                  1.0%
--------------------------------------------------------------------------------

(+)Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                 EXPENSES PAID
                   BEGINNING        ENDING       DURING PERIOD*   ANNUALIZED
                 ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                    1/1/06          6/30/06         6/30/06         RATIO*
--------------------------------------------------------------------------------
VP INTERNATIONAL SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I             $1,000         $1,077.30          $6.28          1.22%
--------------------------------------------------------------------------------
Class II            $1,000         $1,077.00          $7.06          1.37%
--------------------------------------------------------------------------------
Class III           $1,000         $1,077.30          $6.28          1.22%
--------------------------------------------------------------------------------
Class IV            $1,000         $1,077.00          $7.06          1.37%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I             $1,000         $1,018.74          $6.11          1.22%
--------------------------------------------------------------------------------
Class II            $1,000         $1,018.00          $6.85          1.37%
--------------------------------------------------------------------------------
Class III           $1,000         $1,018.74          $6.11          1.22%
--------------------------------------------------------------------------------
Class IV            $1,000         $1,018.00          $6.85          1.37%
--------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP International - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.1%

AUSTRALIA -- 3.6%
--------------------------------------------------------------------------------
     658,919   BHP Billiton Ltd.(1)                              $  14,206,326
--------------------------------------------------------------------------------
      45,023   CSL Ltd.                                              1,799,139
--------------------------------------------------------------------------------
     269,550   National Australia Bank Ltd.                          7,045,957
--------------------------------------------------------------------------------
     114,690   Rio Tinto Ltd.(1)                                     6,633,717
--------------------------------------------------------------------------------
                                                                    29,685,139
--------------------------------------------------------------------------------
AUSTRIA -- 0.8%
--------------------------------------------------------------------------------
     114,578   Erste Bank der
               Oesterreichischen
               Sparkassen AG(1)                                      6,446,227
--------------------------------------------------------------------------------
BELGIUM -- 1.3%
--------------------------------------------------------------------------------
      97,680   KBC Groupe(1)                                        10,478,987
--------------------------------------------------------------------------------
CANADA -- 0.7%
--------------------------------------------------------------------------------
      76,310   Suncor Energy Inc.                                    6,169,541
--------------------------------------------------------------------------------
FRANCE -- 14.7%
--------------------------------------------------------------------------------
     143,290   Accor SA(1)                                           8,719,333
--------------------------------------------------------------------------------
     114,080   Alstom RGPT(1)(2)                                    10,422,297
--------------------------------------------------------------------------------
     297,895   Axa SA(1)                                             9,773,982
--------------------------------------------------------------------------------
      88,550   Essilor International SA
               Cie Generale D'Optique                                8,910,765
--------------------------------------------------------------------------------
      85,620   Groupe Danone(1)                                     10,876,640
--------------------------------------------------------------------------------
      38,830   Pernod-Ricard SA(1)                                   7,695,747
--------------------------------------------------------------------------------
      55,560   PPR SA(1)                                             7,082,867
--------------------------------------------------------------------------------
      84,750   Schneider Electric SA(1)                              8,831,795
--------------------------------------------------------------------------------
      75,780   Societe Generale(1)                                  11,143,051
--------------------------------------------------------------------------------
     226,740   Total SA(1)                                          14,916,441
--------------------------------------------------------------------------------
       3,280   Vallourec(1)                                          3,942,334
--------------------------------------------------------------------------------
     198,600   Veolia Environnement(1)                              10,261,711
--------------------------------------------------------------------------------
      87,230   Vinci SA(1)                                           8,984,276
--------------------------------------------------------------------------------
                                                                   121,561,239
--------------------------------------------------------------------------------
GERMANY -- 7.3%
--------------------------------------------------------------------------------
     123,200   Adidas-Salomon AG                                     5,888,459
--------------------------------------------------------------------------------
     136,880   Bayerische Motoren Werke AG                           6,836,344
--------------------------------------------------------------------------------
     105,080   Continental AG(1)                                    10,738,095
--------------------------------------------------------------------------------
      43,880   Deutsche Boerse AG(1)                                 5,975,413
--------------------------------------------------------------------------------
      66,691   Fresenius Medical Care AG                             7,664,467
--------------------------------------------------------------------------------
     126,150   Hypo Real Estate Holding AG                           7,660,217
--------------------------------------------------------------------------------
      43,000   MAN AG                                                3,113,078
--------------------------------------------------------------------------------
      60,820   SAP AG                                               12,831,636
--------------------------------------------------------------------------------
                                                                    60,707,709
--------------------------------------------------------------------------------
GREECE -- 3.0%
--------------------------------------------------------------------------------
     211,480   Greek Organization
               of Football Prognostics SA                            7,652,572
--------------------------------------------------------------------------------
     343,330   Hellenic Telecommunications
               Organization SA(2)                                    7,559,561
--------------------------------------------------------------------------------
     244,500   National Bank of Greece SA                            9,654,012
--------------------------------------------------------------------------------
                                                                    24,866,145
--------------------------------------------------------------------------------

Shares                                                               Value
--------------------------------------------------------------------------------

HONG KONG -- 0.4%
--------------------------------------------------------------------------------
   1,840,400   Li & Fung Ltd.                                    $   3,720,397
--------------------------------------------------------------------------------
INDIA -- 0.7%
--------------------------------------------------------------------------------
     118,059   Bharti Airtel Ltd.(2)                                   952,089
--------------------------------------------------------------------------------
     122,800   Tata Consultancy Services Ltd.                        4,645,550
--------------------------------------------------------------------------------
                                                                     5,597,639
--------------------------------------------------------------------------------
IRELAND -- 2.5%
--------------------------------------------------------------------------------
     483,750   Anglo Irish Bank Corp. plc                            7,546,273
--------------------------------------------------------------------------------
     424,730   Bank of Ireland                                       7,575,980
--------------------------------------------------------------------------------
     112,560   Ryanair Holdings plc ADR(1)(2)                        5,934,163
--------------------------------------------------------------------------------
                                                                    21,056,416
--------------------------------------------------------------------------------
ITALY -- 4.2%
--------------------------------------------------------------------------------
     347,490   Banco Popolare di Verona
               e Novara Scrl                                         9,308,464
--------------------------------------------------------------------------------
     283,420   ENI SpA                                               8,345,957
--------------------------------------------------------------------------------
     370,710   Luxottica Group SpA(1)                               10,067,937
--------------------------------------------------------------------------------
     316,830   Saipem SpA                                            7,206,990
--------------------------------------------------------------------------------
                                                                    34,929,348
--------------------------------------------------------------------------------
JAPAN -- 23.2%
--------------------------------------------------------------------------------
     904,000   Bank of Yokohama Ltd. (The)                           6,989,996
--------------------------------------------------------------------------------
       1,170   East Japan Railway Company                            8,689,003
--------------------------------------------------------------------------------
      97,800   Eisai Co. Ltd.(1)                                     4,400,594
--------------------------------------------------------------------------------
     250,000   Hoya Corp.                                            8,889,958
--------------------------------------------------------------------------------
     153,000   JSR Corp.                                             3,863,265
--------------------------------------------------------------------------------
     268,000   JTEKT Corp.                                           5,174,785
--------------------------------------------------------------------------------
      27,300   Keyence Corp.(1)                                      6,969,604
--------------------------------------------------------------------------------
     366,000   Komatsu Ltd.                                          7,274,912
--------------------------------------------------------------------------------
     189,000   Leopalace21 Corp.                                     6,522,651
--------------------------------------------------------------------------------
     530,000   Matsushita Electric
               Industrial Co., Ltd.                                 11,182,998
--------------------------------------------------------------------------------
     410,000   Matsushita Electric Works, Ltd.                       4,552,968
--------------------------------------------------------------------------------
     436,000   Mitsubishi Electric Corp.                             3,493,181
--------------------------------------------------------------------------------
         600   Mitsubishi UFJ Financial
               Group, Inc.                                           8,387,573
--------------------------------------------------------------------------------
      54,600   Murata Manufacturing Co. Ltd.                         3,544,432
--------------------------------------------------------------------------------
     183,000   NGK Insulators Ltd.(1)                                2,139,304
--------------------------------------------------------------------------------
     172,500   Nikko Cordial Corp.                                   2,206,457
--------------------------------------------------------------------------------
      68,200   Nitto Denko Corp.                                     4,856,319
--------------------------------------------------------------------------------
      52,380   ORIX Corp.                                           12,791,236
--------------------------------------------------------------------------------
     225,700   Sega Sammy Holdings Inc.                              8,361,085
--------------------------------------------------------------------------------
     658,000   Sekisui Chemical Co. Ltd.                             5,679,997
--------------------------------------------------------------------------------
     153,600   Shin-Etsu Chemical Co., Ltd.                          8,347,316
--------------------------------------------------------------------------------
     648,000   Sumitomo Heavy
               Industries Ltd.                                       5,989,987
--------------------------------------------------------------------------------
         680   Sumitomo Mitsui Financial
               Group Inc.                                            7,188,851
--------------------------------------------------------------------------------
     259,000   Sumitomo Realty
               & Development Co. Ltd.                                6,381,373
--------------------------------------------------------------------------------
   1,501,000   Taisei Corp.                                          5,481,788
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                   (continued)

------
9

VP International - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
     986,000   Toray Industries Inc.                             $   8,554,436
--------------------------------------------------------------------------------
     263,100   Toyota Motor Corp.                                   13,769,430
--------------------------------------------------------------------------------
     102,600   Yamada Denki Co. Ltd.(1)                             10,461,247
--------------------------------------------------------------------------------
                                                                   192,144,746
--------------------------------------------------------------------------------
MEXICO -- 1.6%
--------------------------------------------------------------------------------
     307,100   America Movil SA
               de CV Series L ADR                                   10,214,146
--------------------------------------------------------------------------------
      55,080   Cemex SA de CV ADR                                    3,137,908
--------------------------------------------------------------------------------
                                                                    13,352,054
--------------------------------------------------------------------------------
NETHERLANDS -- 3.4%
--------------------------------------------------------------------------------
     325,020   ASML Holding N.V.(2)                                  6,582,895
--------------------------------------------------------------------------------
     268,210   ING Groep N.V. CVA                                   10,538,753
--------------------------------------------------------------------------------
     240,120   Royal Numico N.V.(1)                                 10,773,663
--------------------------------------------------------------------------------
                                                                    27,895,311
--------------------------------------------------------------------------------
NORWAY -- 2.7%
--------------------------------------------------------------------------------
     101,859   Aker Kvaerner ASA                                     9,550,559
--------------------------------------------------------------------------------
     128,190   Statoil ASA                                           3,632,582
--------------------------------------------------------------------------------
     785,050   Telenor ASA(1)                                        9,484,629
--------------------------------------------------------------------------------
                                                                    22,667,770
--------------------------------------------------------------------------------
PEOPLE'S REPUBLIC OF CHINA -- 0.5%
--------------------------------------------------------------------------------
     782,000   China Mobile Hong Kong Ltd.                           4,470,614
--------------------------------------------------------------------------------
SINGAPORE -- 0.6%
--------------------------------------------------------------------------------
     491,000   Keppel Corp. Ltd.                                     4,558,787
--------------------------------------------------------------------------------
SOUTH KOREA -- 1.1%
--------------------------------------------------------------------------------
      14,470   Samsung Electronics                                   9,194,320
--------------------------------------------------------------------------------
SPAIN -- 1.7%
--------------------------------------------------------------------------------
     341,307   Cintra Concesiones
               de Infraestructuras
               de Transporte SA(1)                                   4,460,133
--------------------------------------------------------------------------------
     218,400   Inditex SA                                            9,209,901
--------------------------------------------------------------------------------
                                                                    13,670,034
--------------------------------------------------------------------------------
SWEDEN -- 0.9%
--------------------------------------------------------------------------------
     267,730   Atlas Copco AB A Shares                               7,437,151
--------------------------------------------------------------------------------
SWITZERLAND -- 9.7%
--------------------------------------------------------------------------------
     707,960   ABB Ltd.                                              9,200,674
--------------------------------------------------------------------------------
     129,890   Adecco SA(1)                                          7,675,873
--------------------------------------------------------------------------------
     204,700   Compagnie Financiere
               Richemont AG Cl A                                     9,369,570
--------------------------------------------------------------------------------
      92,810   Lonza Group AG                                        6,360,798
--------------------------------------------------------------------------------
     246,470   Novartis AG(1)                                       13,336,315
--------------------------------------------------------------------------------
     135,856   Roche Holding AG(1)                                  22,441,863
--------------------------------------------------------------------------------
     111,476   UBS AG                                               12,209,558
--------------------------------------------------------------------------------
                                                                    80,594,651
--------------------------------------------------------------------------------
TAIWAN (REPUBLIC OF CHINA) -- 1.0%
--------------------------------------------------------------------------------
   1,327,000   Hon Hai Precision
               Industry Co., Ltd.                                    8,197,177
--------------------------------------------------------------------------------

Shares/Principal Amount                                             Value
--------------------------------------------------------------------------------

TURKEY -- 0.1%
--------------------------------------------------------------------------------
     451,865   Turkiye Garanti Bankasi AS                        $   1,125,023
--------------------------------------------------------------------------------
UNITED KINGDOM -- 12.4%
--------------------------------------------------------------------------------
     554,960   Amvescap plc                                          5,077,467
--------------------------------------------------------------------------------
     925,100   BG Group plc                                         12,347,739
--------------------------------------------------------------------------------
   1,052,780   BP plc                                               12,262,631
--------------------------------------------------------------------------------
     256,850   British American Tobacco plc                          6,462,754
--------------------------------------------------------------------------------
     846,213   Carphone Warehouse Group plc                          4,963,458
--------------------------------------------------------------------------------
     664,220   GlaxoSmithKline plc                                  18,541,179
--------------------------------------------------------------------------------
     296,580   Man Group plc                                        13,960,540
--------------------------------------------------------------------------------
     561,530   Marks & Spencer Group plc                             6,089,365
--------------------------------------------------------------------------------
     373,822   Reckitt Benckiser plc                                13,950,095
--------------------------------------------------------------------------------
     363,300   Standard Chartered plc                                8,859,318
--------------------------------------------------------------------------------
                                                                   102,514,546
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $625,429,525)                                                813,040,971
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 1.7%

 $13,800,000   FHLB Discount Notes,
               4.90%, 7/3/06(3)
(Cost $13,796,243)                                                  13,800,000
--------------------------------------------------------------------------------

COLLATERAL RECEIVED
FOR SECURITIES LENDING(4) -- 20.6%

REPURCHASE AGREEMENTS
--------------------------------------------------------------------------------
Repurchase Agreement, Morgan Stanley,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.25%,
dated 6/30/06, due 7/3/06
(Delivery value $150,065,625)                                      150,000,000
--------------------------------------------------------------------------------
Repurchase Agreement, UBS AG,
(collateralized by various U.S. Government
Agency obligations in a pooled account
at the lending agent), 5.31%,
dated 6/30/06, due 7/3/06
(Delivery value $20,728,406)                                        20,719,238
--------------------------------------------------------------------------------
TOTAL COLLATERAL RECEIVED
FOR SECURITIES LENDING
(Cost $170,719,238)                                                170,719,238
--------------------------------------------------------------------------------

TOTAL INVESTMENT
SECURITIES -- 120.4%
(Cost $809,945,006)                                                997,560,209
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- (20.4)%                                        (168,805,264)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $ 828,754,945
================================================================================

See Notes to Financial Statements.                                   (continued)

------
10

VP International - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

MARKET SECTOR DIVERSIFICATION

(AS A % OF NET ASSETS)
--------------------------------------------------------------------------------
Financials                                                                23.5%
--------------------------------------------------------------------------------
Consumer Discretionary                                                    16.9%
--------------------------------------------------------------------------------
Industrials                                                               14.2%
--------------------------------------------------------------------------------
Health Care                                                                9.3%
--------------------------------------------------------------------------------
Energy                                                                     9.0%
--------------------------------------------------------------------------------
Information Technology                                                     7.3%
--------------------------------------------------------------------------------
Materials                                                                  6.8%
--------------------------------------------------------------------------------
Consumer Staples                                                           6.0%
--------------------------------------------------------------------------------
Telecommunication Services                                                 3.9%
--------------------------------------------------------------------------------
Utilities                                                                  1.2%
--------------------------------------------------------------------------------
Cash and cash equivalents*                                                 1.9%
--------------------------------------------------------------------------------

*Includes temporary cash investments, collateral received for securities lending, and other assets and liabilities.

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
CVA = Certificaten Van Aandelen
FHLB = Federal Home Loan Bank

(1) Security, or a portion thereof, was on loan as of June 30, 2006.

(2) Non-income producing.

(3) The rate indicated is the yield to maturity at purchase.

(4) Investments represent purchases made by the lending agent with cash collateral received through securities lending transactions. (See Note 5 in
    Notes to Financial Statements.)

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $639,225,768) --
including $161,688,864 of securities on loan                      $826,840,971
---------------------------------------------------------------
Investments made with cash collateral received
for securities on loan, at value (cost of $170,719,238)            170,719,238
--------------------------------------------------------------------------------
Total investment securities, at value (cost of $809,945,006)       997,560,209
---------------------------------------------------------------
Foreign currency holdings, at value (cost of $13,603)                   13,603
---------------------------------------------------------------
Receivable for investments sold                                      9,513,875
---------------------------------------------------------------
Dividends and interest receivable                                      850,033
--------------------------------------------------------------------------------
                                                                 1,007,937,720
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for collateral received for securities on loan             170,719,238
---------------------------------------------------------------
Disbursements in excess of demand deposit cash                         123,827
---------------------------------------------------------------
Payable for investments purchased                                    7,505,470
---------------------------------------------------------------
Accrued management fees                                                804,112
---------------------------------------------------------------
Distribution fees payable                                               30,128
--------------------------------------------------------------------------------
                                                                   179,182,775
--------------------------------------------------------------------------------

NET ASSETS                                                        $828,754,945
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $763,151,101
---------------------------------------------------------------
Accumulated net investment loss                                     (3,357,398)
---------------------------------------------------------------
Accumulated net realized loss on investment
and foreign currency transactions                                 (118,632,772)
---------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                    187,594,014
--------------------------------------------------------------------------------
                                                                  $828,754,945
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $564,078,450
---------------------------------------------------------------
Shares outstanding                                                  64,657,835
---------------------------------------------------------------
Net asset value per share                                                $8.72
--------------------------------------------------------------------------------

CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $140,654,879
---------------------------------------------------------------
Shares outstanding                                                  16,138,880
---------------------------------------------------------------
Net asset value per share                                                $8.72
--------------------------------------------------------------------------------

CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                        $112,361,123
---------------------------------------------------------------
Shares outstanding                                                  12,878,749
---------------------------------------------------------------
Net asset value per share                                                $8.72
--------------------------------------------------------------------------------

CLASS IV, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $11,660,493
---------------------------------------------------------------
Shares outstanding                                                   1,337,198
---------------------------------------------------------------
Net asset value per share                                                $8.72
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------------------------
Dividends (net of foreign taxes withheld of $1,003,196)            $ 9,664,029
---------------------------------------------------------------
Securities lending income                                              311,040
---------------------------------------------------------------
Interest                                                               289,239
--------------------------------------------------------------------------------
                                                                    10,264,308
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------------------
Management fees                                                      5,079,808
---------------------------------------------------------------
Distribution fees:
---------------------------------------------------------------
  Class II                                                             170,784
---------------------------------------------------------------
  Class IV                                                              14,512
---------------------------------------------------------------
Directors' fees and expenses                                             7,741
---------------------------------------------------------------
Other expenses                                                           5,934
--------------------------------------------------------------------------------
                                                                     5,278,779
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         4,985,529
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------------------------
Investment transactions                                             49,772,270
---------------------------------------------------------------
Foreign currency transactions                                       (2,891,865)
--------------------------------------------------------------------------------
                                                                    46,880,405
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
---------------------------------------------------------------
Investments                                                        (29,157,921)
---------------------------------------------------------------
Translation of assets and liabilities in foreign currencies         38,387,190
--------------------------------------------------------------------------------
                                                                     9,229,269
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             56,109,674
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $61,095,203
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                     2006            2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $  4,985,529    $  8,286,007
-----------------------------------------------
Net realized gain (loss)                            46,880,405      67,874,064
-----------------------------------------------
Change in net unrealized
appreciation (depreciation)                          9,229,269      17,869,169
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                           61,095,203      94,029,240
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
-----------------------------------------------
  Class I                                           (9,536,031)     (6,233,902)
-----------------------------------------------
  Class II                                          (1,997,543)       (885,427)
-----------------------------------------------
  Class III                                         (1,849,972)     (1,114,017)
-----------------------------------------------
  Class IV                                            (169,198)        (73,373)
--------------------------------------------------------------------------------
Decrease in net assets from distributions          (13,552,744)     (8,306,719)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                    (17,655,453)     (9,260,193)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS               29,887,006      76,462,328

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                798,867,939     722,405,611
--------------------------------------------------------------------------------
End of period                                     $828,754,945    $798,867,939
================================================================================
Accumulated undistributed
net investment income (loss)                       $(3,357,398)     $5,209,817
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP International Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek capital growth. The fund pursues its investment objective by investing primarily in stocks of growing foreign companies that management believes will increase in value over time. The fund will invest primarily in securities of issuers located in developed markets. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II, Class III and Class IV. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes. Certain countries impose taxes on realized gains on the sale of securities registered in their country.
The fund records the foreign tax expense, if any, on an accrual basis. The realized and unrealized tax provision reduces the net realized gain (loss) on investment transactions and net unrealized appreciation (depreciation) on investments, respectively.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

SECURITIES ON LOAN -- The fund may lend portfolio securities through its lending agent to certain approved borrowers in order to earn additional income. The fund continues to recognize any gain or loss in the market price of the securities loaned and records any interest earned or dividends declared.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective

(continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on foreign currency transactions and unrealized appreciation
(depreciation) on translation of assets and liabilities in foreign currencies, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) has determined are creditworthy pursuant to criteria adopted by the Board of
Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $164,129,068, which may be used to offset future taxable gains. Capital loss carryovers of $43,390,901,
$120,156,271 and $581,896 expire in 2009, 2010 and 2011, respectively.

The fund has elected to treat $72,761 of net foreign currency losses incurred in the two-month period ended December 31, 2005, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is

(continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACGIM (the investment advisor), under which ACGIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class. The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACGIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                               CLASS I & III    CLASS II & IV
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $250 million                                 1.50%            1.40%
--------------------------------------------------------------------------------
Next $250 million                                  1.20%            1.10%
--------------------------------------------------------------------------------
Over $500 million                                  1.10%            1.00%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 1.22%, 1.12%, 1.22%, and 1.12% for Class I, Class
II, Class III and Class IV, respectively.

ACGIM has entered into a Subadvisory Agreement with ACIM (the subadvisor) on behalf of the fund. The subadvisor makes investment decisions for the cash portion of the fund in accordance with the fund's investments objectives, policies and restrictions under the supervision of ACGIM and the Board of
Directors. ACGIM pays all costs associated with retaining ACIM as the subadvisor of the fund.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan for Class II and a separate Master Distribution Plan for Class IV
(collectively, the plans), pursuant to Rule 12b-1 of the 1940 Act. The plans provide that Class II and Class IV will pay American Century Investment
Services, Inc. (ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on each class's daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of the classes including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of Operations.

(continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACGIM, the corporation's subadvisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century
Services, LLC.

The fund has a bank line of credit agreement and securities lending agreement with JPMorgan Chase Bank (JPMCB). JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan Chase & Co. (JPM). JPM is an equity investor in
ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales on investment securities, excluding short-term investments, for the six months ended June 30, 2006, were $320,644,263 and $354,352,567, respectively.

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $819,572,929
================================================================================
Gross tax appreciation of investments                             $190,220,944
---------------------------------------------------------------
Gross tax depreciation of investments                              (12,233,664)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments                $177,987,280
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and investments in passive foreign investment companies.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                              300,000,000
================================================================================
Sold                                             4,287,982     $ 37,673,809
--------------------------------------------
Issued in reinvestment of distributions          1,124,532        9,536,031
--------------------------------------------
Redeemed                                        (8,525,779)     (74,228,671)
--------------------------------------------------------------------------------
Net increase (decrease)                         (3,113,265)    $(27,018,831)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                              300,000,000
================================================================================
Sold                                            10,761,399    $  79,879,718
--------------------------------------------
Issued in reinvestment of distributions            832,297        6,233,902
--------------------------------------------
Redeemed                                       (16,969,722)    (125,983,455)
--------------------------------------------------------------------------------
Net increase (decrease)                         (5,376,026)   $ (39,869,835)
================================================================================

(continued)

------
18

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

--------------------------------------------------------------------------------
                                                 SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             1,314,953      $11,532,301
--------------------------------------------
Issued in reinvestment of distributions            235,837        1,997,543
--------------------------------------------
Redeemed                                          (417,935)      (3,670,452)
--------------------------------------------------------------------------------
Net increase (decrease)                          1,132,855      $ 9,859,392
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             4,247,196      $31,358,782
--------------------------------------------
Issued in reinvestment of distributions            118,214          885,427
--------------------------------------------
Redeemed                                          (497,195)      (3,697,624)
--------------------------------------------------------------------------------
Net increase (decrease)                          3,868,215      $28,546,585
================================================================================

CLASS III
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               871,114     $  7,633,181
--------------------------------------------
Issued in reinvestment of distributions            218,157        1,849,972
--------------------------------------------
Redeemed                                        (1,217,060)     (10,640,789)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                           (127,789)    $ (1,157,636)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                             1,995,829     $ 14,646,144
--------------------------------------------
Issued in reinvestment of distributions            148,734        1,114,017
--------------------------------------------
Redeemed                                        (2,238,828)     (16,660,315)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                            (94,265)    $   (900,154)
================================================================================

CLASS IV
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               204,989      $ 1,806,266
--------------------------------------------
Issued in reinvestment of distributions             19,953          169,198
--------------------------------------------
Redeemed                                          (154,798)      (1,313,842)(3)
--------------------------------------------------------------------------------
Net increase (decrease)                             70,144      $   661,622
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               589,887      $ 4,304,574
--------------------------------------------
Issued in reinvestment of distributions              9,796           73,373
--------------------------------------------
Redeemed                                          (189,222)      (1,414,736)(4)
--------------------------------------------------------------------------------
Net increase (decrease)                            410,461      $ 2,963,211
================================================================================

(1)  Net of redemption fees of $6,620.

(2)  Net of redemption fees of $12,860.

(3)  Net of redemption fees of $4,989.

(4)  Net of redemption fees of $400.

(continued)

------
19

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

5. SECURITIES LENDING

As of June 30, 2006, securities in the fund valued at $161,688,864, were on loan through the lending agent, JPMCB, to certain approved borrowers. JPMCB receives and maintains collateral in the form of cash, and/or acceptable securities as approved by ACIM or ACGIM. Cash collateral is invested in authorized investments by the lending agent in a pooled account. The value of cash collateral received at period end is disclosed in the Statement of Assets and Liabilities and investments made with the cash by the lending agent are listed in the Schedule of Investments. Any deficiencies or excess of collateral must be delivered or transferred by the member firms no later than the close of business on the next business day. The total value of all collateral received, at this date, was
$170,719,238. The fund's risks in securities lending are that the borrower may not provide additional collateral when required or return the securities when due. If the borrower defaults, receipt of the collateral by the fund may be delayed or limited.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

7. RISK FACTORS

There are certain risks involved in investing in foreign securities. These risks include those resulting from future adverse political, social, and economic developments, fluctuations in currency exchange rates, the possible imposition of exchange controls, and other foreign laws or restrictions.

------
20

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
---------------------------------------------------------------------------------------------------------
                                                                   CLASS I
---------------------------------------------------------------------------------------------------------
                                        2006(1)     2005       2004       2003        2002      2001
---------------------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period    $8.23       $7.35      $6.43      $5.21       $6.59     $10.23
---------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)(2)        0.05        0.09       0.04       0.04        0.05       0.02
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                 0.58        0.88       0.92       1.22       (1.38)     (2.82)
---------------------------------------------------------------------------------------------------------
  Total From Investment Operations       0.63        0.97       0.96       1.26       (1.33)     (2.80)
---------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income            (0.14)      (0.09)     (0.04)     (0.04)      (0.05)     (0.01)
--------------------------------------
  From Net Realized Gains                 --          --         --         --          --       (0.83)
---------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.14)      (0.09)     (0.04)     (0.04)      (0.05)     (0.84)
---------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $8.72       $8.23      $7.35      $6.43       $5.21      $6.59
=========================================================================================================
  TOTAL RETURN(3)                        7.73%      13.25%     14.92%     24.51%     (20.37)%   (29.17)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                  1.22%(4)      1.23%      1.27%      1.34%       1.31%      1.26%
--------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                  1.20%(4)      1.15%      0.59%      0.67%       0.77%      0.33%
--------------------------------------
Portfolio Turnover Rate                     38%        97%       120%       185%        247%       210%
--------------------------------------
Net Assets, End of Period
(in thousands)                         $564,078   $558,013   $537,982   $512,814    $449,026   $688,639
---------------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net assets values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
21

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-------------------------------------------------------------------------------------------------------
                                                                   CLASS II
-------------------------------------------------------------------------------------------------------
                                         2006(1)     2005      2004      2003      2002      2001(2)
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period     $8.22       $7.34     $6.42     $5.20     $6.59      $7.15
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
--------------------------------------
  Net Investment Income (Loss)(3)         0.05        0.07      0.02      0.01      0.03      (0.02)
--------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                  0.58        0.88      0.93      1.24     (1.38)     (0.54)
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations        0.63        0.95      0.95      1.25     (1.35)     (0.56)
-------------------------------------------------------------------------------------------------------
Distributions
--------------------------------------
  From Net Investment Income             (0.13)      (0.07)    (0.03)    (0.03)    (0.04)       --
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $8.72       $8.22     $7.34     $6.42     $5.20      $6.59
=======================================================================================================
  TOTAL RETURN(4)                         7.70%      13.11%    14.77%    24.36%   (20.57)%    (7.83)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                   1.37%(5)      1.38%     1.42%     1.49%     1.47%     1.44%(5)
--------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                   1.05%(5)      1.00%     0.44%     0.52%     0.61%   (0.82)%(5)
--------------------------------------
Portfolio Turnover Rate                      38%        97%      120%      185%      247%      210%(6)
--------------------------------------
Net Assets, End of Period
(in thousands)                          $140,655   $123,337   $81,773   $44,556   $16,711       $3,868
-------------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) August 15, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
22

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------------------
                                                                CLASS III
------------------------------------------------------------------------------------------------
                                             2006(1)     2005      2004      2003     2002(2)
------------------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $8.23      $7.36     $6.43     $5.21      $6.42
------------------------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------
  Net Investment Income (Loss)(3)             0.05       0.09      0.04      0.04      0.01
------------------------------------------
  Net Realized and Unrealized Gain (Loss)     0.58       0.87      0.93      1.22     (1.22)
------------------------------------------------------------------------------------------------
  Total From Investment Operations            0.63       0.96      0.97      1.26     (1.21)
------------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                 (0.14)     (0.09)    (0.04)    (0.04)      --
------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $8.72      $8.23     $7.36     $6.43      $5.21
================================================================================================
  TOTAL RETURN(4)                             7.73%     13.10%    15.08%    24.51%   (18.85)%

RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                       1.22%(5)      1.23%     1.27%     1.34%   1.33%(5)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       1.20%(5)      1.15%     0.59%     0.67%   0.22%(5)
------------------------------------------
Portfolio Turnover Rate                          38%        97%      120%      185%    247%(6)
------------------------------------------
Net Assets, End of Period (in thousands)    $112,361   $107,098   $96,358   $83,133    $52,498
------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 2, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
23

VP International - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                        CLASS IV
--------------------------------------------------------------------------------
                                              2006(1)     2005        2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $8.22       $7.35        $6.47
--------------------------------------------------------------------------------
Income From Investment Operations
-------------------------------------------
  Net Investment Income (Loss)(3)              0.05        0.08         --(4)
-------------------------------------------
  Net Realized and Unrealized Gain (Loss)      0.58        0.87         0.88
--------------------------------------------------------------------------------
  Total From Investment Operations             0.63        0.95         0.88
--------------------------------------------------------------------------------
Distributions
-------------------------------------------
  From Net Investment Income                  (0.13)      (0.08)        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                $8.72       $8.22        $7.35
================================================================================
  TOTAL RETURN(5)                              7.70%      12.97%       13.60%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                        1.37%(6)      1.38%      1.42%(6)
-------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                        1.05%(6)      1.00%    (0.01)%(6)
-------------------------------------------
Portfolio Turnover Rate                           38%        97%       120%(7)
-------------------------------------------
Net Assets, End of Period (in thousands)      $11,660    $10,420        $6,294
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 3, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2004.

See Notes to Financial Statements.

------
24

Approval of Management Agreement for VP International

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP International (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
25

Approval of Management Agreement for VP International

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The

(continued)

------
26

Approval of Management Agreement for VP International

Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance fell below the median for its peer group for both the one and three year periods. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the

(continued)

------
27

Approval of Management Agreement for VP International

Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was slightly above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate

(continued)

------
28

Approval of Management Agreement for VP International

profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2006, contains lower management fees at certain asset levels than under the existing structure.
Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

As a part of the 15(c) Process, the board of directors also unanimously approved the renewal of the investment subadvisory agreement by which American Century
Investment Management, Inc. (the "subadvisor") is engaged to manage the cash and cash equivalent investments of the fund. In approving the subadvisory agreement, the board considered all material factors including the nature, extent, and quality of investment management services provided by the subadvisor to the fund under the agreement. As a part of this review the board evaluated the subadvisor's investment performance and capabilities, as well as its compliance policies, procedures, and regulatory experience. The Directors noted that the management fees paid to the subadvisor under the subadvisory agreement were subject to arm's length negotiation between the advisor and the subadvisor and are paid by the advisor out of its unified fee.

------
29

Share Class Information

Four classes of shares are authorized for sale by the fund: Class I, Class II,
Class III, and Class IV.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

CLASS IV shares are sold through insurance company separate accounts. Class IV shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class IV shares are purchased. Class IV shares also have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class IV shares is higher than the total expense ratio of the Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
30

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

Morgan Stanley Capital International (MSCI) has developed several indices that measure the performance of foreign stock markets.

The MSCI EAFE(reg.tm) (Europe, Australasia, Far East) INDEX is designed to measure developed market equity performance, excluding the U.S. and Canada.

The MSCI EAFE(reg.tm) GROWTH INDEX is a capitalization-weighted index that monitors the performance of growth stocks from Europe, Australasia, and the Far
East.

PROXY VOTING GUIDELINES

American Century Global Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on
American Century's Web site at americancentury.com and on the Securities and
Exchange Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Global Investment Management, Inc.
New York, New York

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0608
SH-SAN-50649

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP Large Company Value Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . 2

VP LARGE COMPANY VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and Portfolio Commentary reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund.
Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American
Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Phil Davidson]

BY PHIL DAVIDSON, CHIEF INVESTMENT OFFICER, U.S. VALUE EQUITY

Stocks opened 2006 on a high note, advancing strongly during the first quarter.
Racking up its best opening-quarter performance since 1999, the S&P 500 Index was up 4.21%, nearly matching its return for all of 2005.

But three factors that had been weighing on the market for the better part of a year -- high energy prices, investor uneasiness about inflation and rising interest rates -- finally created a perfect storm during the second quarter. The pivot point was May 10, just five days after the S&P 500 Index had reached a five-year high, when the Federal Reserve raised its short-term target interest rate for the 16th consecutive time since June 2004. Sentiment here and around the world turned on a dime, touching-off a turbulent, global flight from stocks.

The reaction was swift and steep. The S&P 500 had gained 6.81% through May 9, outdistancing its nearly 5% return for all of 2005. During the last three weeks of May, the index dropped 3.85%, registering its worst May performance in more than 20 years. The tech-heavy Nasdaq Composite fell 6%, while the Dow Jones
Industrial Average, which had been just 80 points shy of a record high on May
10, dropped almost 4%.

Stocks cut a choppy path through June as investors weighed whether the Fed would increase interest rates again at the end of the month. In one final gyration, the market rallied strongly June 29 after the Fed raised rates by another quarter point, while seemingly moderating its interest-rate policy statement.
Twenty-four hours later, only one of the three major U.S. indices, the Dow, was in the black for the second quarter, up just under one percent.

In the value realm, small- and mid-sized companies had the highest returns for the six months, as evidenced by the Russell 2000 Value Index's gain of 10.44%.
Larger value companies, tracked by the Russell 1000 Value Index, were up 6.56%.
On the whole, value shares performed better than growth across the capitalization range, with the greatest edge among larger businesses.

The period was marked by a continuing rally in lower-quality issues, as investors rewarded stocks rated B or lower (Standard & Poor's defines high-quality stocks as B+ or higher). A+ shares -- some of the market's strongest and most stable companies -- actually had the lowest returns for the six months. Historically, market cycles led by low-quality stocks have tended to dampen the returns of American Century's value funds, which generally seek higher-quality value stocks.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

VP Large Company Value - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                                    --------------
                                                    AVERAGE ANNUAL
                                                       RETURNS
--------------------------------------------------------------------------------
                                                        SINCE        INCEPTION
                              6 MONTHS(1)  1 YEAR     INCEPTION        DATE
--------------------------------------------------------------------------------
CLASS II(2)                     4.22%      10.45%      11.23%        10/29/04
--------------------------------------------------------------------------------
RUSSELL 1000 VALUE INDEX(3)     6.56%      12.10%      13.70%           --
--------------------------------------------------------------------------------
S&P 500 INDEX(3)                2.71%       8.63%       9.27%           --
--------------------------------------------------------------------------------
Class I(2)                      4.27%       9.60%       7.33%        12/1/04
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Returns would have been lower if management fees had not been reimbursed and waived during the period.

(3) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

VP Large Company Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended June 30
--------------------------------------------------------------------------------
                                                           2005*     2006
--------------------------------------------------------------------------------
Class II                                                   8.13%    10.45%**
--------------------------------------------------------------------------------
Russell 1000 Value Index                                  10.49%    12.10%
--------------------------------------------------------------------------------
S&P 500 Index                                              6.72%     8.63%
--------------------------------------------------------------------------------

* From 10/29/04, Class II's inception date, to 6/30/05. Not annualized.

** Returns would have been lower, along with the ending value, if management fees had not been reimbursed and waived.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Large Company Value - Portfolio Commentary

PORTFOLIO MANAGERS: MARK MALLON, CHUCK RITTER AND BRENDAN HEALY

VP Large Company Value advanced 4.27%* during the six months ended June 30,
2006, trailing the 6.56% return of its benchmark, the Russell 1000 Value Index.
The S&P 500 Index, representative of the broader market, gained 2.71%.

OPPORTUNITIES IN BROADLY DIVERSIFIED, MEGA-CAP STOCKS

VP Large Company Value's investment process looks for stocks that appear attractively priced given their current fundamentals and business prospects. A sector or market group that underperforms the market will get increasing attention in the portfolio. These moves to lagging areas can slow the portfolio's performance in the short term, but we make them with the belief that long-term performance will benefit from investments in areas of the market we perceive as cheap.

One area of the market that certainly has gotten cheaper during the last few years is that of mega-cap value stocks. During the last five years, the biggest large-cap value stocks, so called mega-cap value stocks, have trailed other large cap value indices. In our view, that underperformance has made many giants of American business more attractively priced than other large-cap stocks.
Typically, these companies feature broadly diversified business models, generally leading to more stable fundamentals. Reacting to their attractive prices, the portfolio has increased its exposure to mega-cap stocks over the past few years and has generally preferred more diversified business models rather than niche plays.

SOLID RETURNS IN ENERGY

During the six-month period, the portfolio had a modest underweight in energy stocks, the broad market's best-performing sector over the past three years. Our exposure generally consisted of multi-national oil companies, such as Exxon
Mobil (our top contributing position) and ConocoPhillips. While such energy stocks performed well in absolute terms, they trailed more specialized energy companies involved in refining, exploration or oil field services, whose shares tend to be more volatile. While narrowly focused energy stocks are benefiting from the sector's current trends, we believe the benefits of diversification will come to the fore if the energy environment turns hostile.

ABSOLUTE BOOST FROM FINANCIALS

VP Large Company Value's investments in financials added to our results, with commercial banks leading the way. Of

TOP TEN HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Citigroup Inc.                            4.6%                  4.7%
--------------------------------------------------------------------------------
Exxon Mobil Corp.                         4.5%                  4.3%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.4%                  3.3%
--------------------------------------------------------------------------------
Royal Dutch Shell plc ADR                 2.8%                  2.7%
--------------------------------------------------------------------------------
Chevron Corp.                             2.8%                  2.2%
--------------------------------------------------------------------------------
Freddie Mac                               2.7%                  3.2%
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                   2.4%                  2.5%
--------------------------------------------------------------------------------
Wells Fargo & Co.                         2.2%                  2.1%
--------------------------------------------------------------------------------
ConocoPhillips                            2.0%                  2.2%
--------------------------------------------------------------------------------
Pfizer Inc.                               1.8%                  1.6%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Class I shares.
  Total returns for periods less than one year are not annualized.
  Fund returns would have been lower if management fees had not
  been waived during the period.                                    (continued)

------
5

VP Large Company Value - Portfolio Commentary

note were Wells Fargo and PNC Financial Services Group. These regional banks managed to advance despite the ongoing Federal Reserve campaign to raise interest rates. Bank of America Corp., which appears to be successfully integrating credit card giant MBNA Corp., which it acquired in January, was another strong contributor.

But while providing strong absolute results, the portfolio's stake in financials
(our largest single position but a relative underweight nonetheless) slowed us against the benchmark. Much of the shortfall could be traced to two strategic weightings. The first was the portfolio's larger position in Freddie Mac. During the first quarter, the mortgage industry stock announced that it would have to delay issuing final 2005 results until May. The company also faces the potential of increased regulation of government-sponsored enterprises, or GSEs. We remain confident in Freddie Mac's long-term prospects, however, and are maintaining our position. We were also hampered by our avoidance of real estate companies.
Shares of real estate investment trusts, known as REITs, have surged during the past few years, and continued their march in 2006. As a result of their sustained upswing, few REITs fell within our valuation criteria.

DISAPPOINTMENTS IN INFORMATION TECHNOLOGY

In the information technology sector, two companies that were exclusive to the portfolio also dampened our relative progress. In semiconductors, Intel Corp.
performed below expectations, as weaker-than-anticipated demand for personal computers and aggressive price competition pressured the company's revenues and margins. Software leader Microsoft Corp. declined on concerns about a delay in the release of its next-generation Windows software, Vista. We believe the issues affecting both of these quality companies are transitory and manageable, and saw their declines as buying opportunities.

INVESTMENT PHILOSOPHY

The VP Large Company Value investment team remains committed to its strategy of finding large, fundamentally sound businesses trading at price levels it deems below fair market value. By keeping the portfolio positioned in attractively priced stocks -- regardless of short-term market movements -- we believe we can deliver long-term investment rewards.

TOP FIVE INDUSTRIES
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                        6/30/06              12/31/05
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                         12.7%                 11.9%
--------------------------------------------------------------------------------
Commercial Banks                          9.9%                  9.7%
--------------------------------------------------------------------------------
Diversified
Financial Services                        7.0%                  7.2%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.6%                  6.3%
--------------------------------------------------------------------------------
Insurance                                 6.2%                  6.0%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                         % OF                  % OF
                                      NET ASSETS            NET ASSETS
                                         AS OF                 AS OF
                                        6/30/06              12/31/05
--------------------------------------------------------------------------------
Common Stocks                            95.1%                 96.2%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          3.3%                  4.9%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           1.6%                (1.1)%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

-----------------------------------------------------------------------------------------
                                                              EXPENSES PAID
                              BEGINNING         ENDING      DURING PERIOD(1)  ANNUALIZED
                             ACCOUNT VALUE   ACCOUNT VALUE      1/1/06 -        EXPENSE
                                1/1/06          6/30/06          6/30/06       RATIO(1)
-----------------------------------------------------------------------------------------
VP LARGE COMPANY VALUE SHAREHOLDER FEE EXAMPLE
-----------------------------------------------------------------------------------------
ACTUAL
-----------------------------------------------------------------------------------------
Class I (after waiver)(2)       $1,000        $1,042.70          $3.85          0.76%
-----------------------------------------------------------------------------------------
Class I (before waiver)         $1,000        $1,042.70(3)       $4.56          0.90%
-----------------------------------------------------------------------------------------
Class II (after waiver)(2)      $1,000        $1,042.20          $4.76          0.94%
-----------------------------------------------------------------------------------------
Class II (before waiver)        $1,000        $1,042.20(3)       $5.32          1.05%
-----------------------------------------------------------------------------------------
HYPOTHETICAL
-----------------------------------------------------------------------------------------
Class I (after waiver)(2)       $1,000        $1,021.03          $3.81          0.76%
-----------------------------------------------------------------------------------------
Class I (before waiver)         $1,000        $1,020.33          $4.51          0.90%
-----------------------------------------------------------------------------------------
Class II (after waiver)(2)      $1,000        $1,020.13          $4.71          0.94%
-----------------------------------------------------------------------------------------
Class II (before waiver)        $1,000        $1,019.59          $5.26          1.05%
-----------------------------------------------------------------------------------------

(1) Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by 181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

(2) During a portion of the six months ended June 30, 2006, the investment advisor voluntarily waived its management fee.

(3) Ending account value assumes the return earned after waiver. The return would have been lower had fees not been waived and would have resulted in a lower ending account value.

------
8

VP Large Company Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 95.1%

AEROSPACE & DEFENSE -- 0.7%
--------------------------------------------------------------------------------
            310   Northrop Grumman Corp.                             $   19,859
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.2%
--------------------------------------------------------------------------------
            250   Lear Corporation                                        5,553
--------------------------------------------------------------------------------

BEVERAGES -- 1.8%
--------------------------------------------------------------------------------
            670   Coca-Cola Company (The)                                28,823
--------------------------------------------------------------------------------
            790   Pepsi Bottling Group Inc.                              25,399
--------------------------------------------------------------------------------
                                                                         54,222
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 3.9%
--------------------------------------------------------------------------------
            840   Bank of New York Co., Inc. (The)                       27,048
--------------------------------------------------------------------------------
            630   Merrill Lynch & Co., Inc.                              43,823
--------------------------------------------------------------------------------
            730   Morgan Stanley                                         46,143
--------------------------------------------------------------------------------
                                                                        117,014
--------------------------------------------------------------------------------

CHEMICALS -- 2.0%
--------------------------------------------------------------------------------
            620   du Pont (E.I.) de Nemours & Co.                        25,792
--------------------------------------------------------------------------------
            540   PPG Industries, Inc.                                   35,640
--------------------------------------------------------------------------------
                                                                         61,432
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 9.9%
--------------------------------------------------------------------------------
          2,160   Bank of America Corp.                                 103,895
--------------------------------------------------------------------------------
            420   National City Corp.                                    15,200
--------------------------------------------------------------------------------
            310   PNC Financial Services Group                           21,753
--------------------------------------------------------------------------------
          1,330   U.S. Bancorp                                           41,070
--------------------------------------------------------------------------------
            960   Wachovia Corp.                                         51,917
--------------------------------------------------------------------------------
          1,000   Wells Fargo & Co.                                      67,080
--------------------------------------------------------------------------------
                                                                        300,915
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 1.3%
--------------------------------------------------------------------------------
            540   R.R. Donnelley & Sons Company                          17,253
--------------------------------------------------------------------------------
            580   Waste Management, Inc.                                 20,810
--------------------------------------------------------------------------------
                                                                         38,063
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 0.3%
--------------------------------------------------------------------------------
            690   Avaya Inc.(1)                                           7,880
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 3.0%
--------------------------------------------------------------------------------
          1,590   Hewlett-Packard Co.                                    50,371
--------------------------------------------------------------------------------
            530   International Business
                  Machines Corp.                                         40,715
--------------------------------------------------------------------------------
                                                                         91,086
--------------------------------------------------------------------------------

DIVERSIFIED -- 1.3%
--------------------------------------------------------------------------------
            310   Standard and Poor's 500
                  Depositary Receipt                                     39,404
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 0.3%
--------------------------------------------------------------------------------
            330   Block (H & R), Inc.                                     7,874
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 7.0%
--------------------------------------------------------------------------------
          2,900   Citigroup Inc.                                        139,895
--------------------------------------------------------------------------------
          1,750   J.P. Morgan Chase & Co.                                73,500
--------------------------------------------------------------------------------
                                                                        213,395
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 4.3%
--------------------------------------------------------------------------------
          1,910   AT&T Inc.                                          $   53,270
--------------------------------------------------------------------------------
            980   BellSouth Corp.                                        35,476
--------------------------------------------------------------------------------
          1,230   Verizon Communications Inc.                            41,193
--------------------------------------------------------------------------------
                                                                        129,939
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 2.9%
--------------------------------------------------------------------------------
            860   Exelon Corporation                                     48,874
--------------------------------------------------------------------------------
          1,170   PPL Corporation                                        37,791
--------------------------------------------------------------------------------
                                                                         86,665
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.9%
--------------------------------------------------------------------------------
          1,450   Kroger Co. (The)                                       31,697
--------------------------------------------------------------------------------
            520   Wal-Mart Stores, Inc.                                  25,048
--------------------------------------------------------------------------------
                                                                         56,745
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
            890   Sara Lee Corp.                                         14,258
--------------------------------------------------------------------------------
          1,150   Unilever N.V. New York Shares                          25,932
--------------------------------------------------------------------------------
                                                                         40,190
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 0.5%
--------------------------------------------------------------------------------
            360   HCA Inc.                                               15,534
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 1.1%
--------------------------------------------------------------------------------
          1,020   McDonald's Corporation                                 34,272
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.7%
--------------------------------------------------------------------------------
            790   Newell Rubbermaid Inc.                                 20,406
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 2.3%
--------------------------------------------------------------------------------
          1,070   General Electric Co.                                   35,267
--------------------------------------------------------------------------------
          1,270   Tyco International Ltd.                                34,925
--------------------------------------------------------------------------------
                                                                         70,192
--------------------------------------------------------------------------------

INSURANCE -- 6.2%
--------------------------------------------------------------------------------
            720   Allstate Corp.                                         39,405
--------------------------------------------------------------------------------
            790   American International Group, Inc.                     46,649
--------------------------------------------------------------------------------
            430   Hartford Financial Services
                  Group Inc. (The)                                       36,378
--------------------------------------------------------------------------------
            710   Loews Corp.                                            25,170
--------------------------------------------------------------------------------
            600   Marsh & McLennan Companies, Inc.                       16,134
--------------------------------------------------------------------------------
            390   Torchmark Corp.                                        23,681
--------------------------------------------------------------------------------
                                                                        187,417
--------------------------------------------------------------------------------

IT SERVICES -- 1.2%
--------------------------------------------------------------------------------
            290   Computer Sciences Corp.(1)                             14,048
--------------------------------------------------------------------------------
            460   Fiserv, Inc.(1)                                        20,865
--------------------------------------------------------------------------------
                                                                         34,913
--------------------------------------------------------------------------------

MACHINERY -- 2.8%
--------------------------------------------------------------------------------
            210   Deere & Co.                                            17,533
--------------------------------------------------------------------------------
            420   Dover Corp.                                            20,761
--------------------------------------------------------------------------------
            630   Ingersoll-Rand Company Cl A                            26,951
--------------------------------------------------------------------------------
            260   Parker-Hannifin Corp.                                  20,176
--------------------------------------------------------------------------------
                                                                         85,421
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Large Company Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                  Value
--------------------------------------------------------------------------------

MEDIA -- 3.2%
--------------------------------------------------------------------------------
            590   Gannett Co., Inc.                                  $   32,999
--------------------------------------------------------------------------------
          2,870   Time Warner Inc.                                       49,651
--------------------------------------------------------------------------------
            380   Viacom Inc. Cl B                                       13,619
--------------------------------------------------------------------------------
                                                                         96,269
--------------------------------------------------------------------------------

METALS & MINING -- 0.4%
--------------------------------------------------------------------------------
            230   Nucor Corp.                                            12,478
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 0.6%
--------------------------------------------------------------------------------
            900   NiSource Inc.                                          19,656
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 0.5%
--------------------------------------------------------------------------------
          1,080   Dollar General Corp.                                   15,098
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.7%
--------------------------------------------------------------------------------
          1,560   Xerox Corp.(1)                                         21,700
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 12.7%
--------------------------------------------------------------------------------
            180   Anadarko Petroleum Corp.                                8,584
--------------------------------------------------------------------------------
          1,370   Chevron Corp.                                          85,022
--------------------------------------------------------------------------------
            920   ConocoPhillips                                         60,288
--------------------------------------------------------------------------------
            140   Devon Energy Corporation                                8,457
--------------------------------------------------------------------------------
          2,200   Exxon Mobil Corp.                                     134,969
--------------------------------------------------------------------------------
          1,270   Royal Dutch Shell plc ADR                              85,065
--------------------------------------------------------------------------------
                                                                        382,385
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
            530   Weyerhaeuser Co.                                       32,993
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.6%
--------------------------------------------------------------------------------
          1,020   Abbott Laboratories                                    44,482
--------------------------------------------------------------------------------
            700   Johnson & Johnson                                      41,944
--------------------------------------------------------------------------------
            530   Merck & Co., Inc.                                      19,308
--------------------------------------------------------------------------------
          2,350   Pfizer Inc.                                            55,154
--------------------------------------------------------------------------------
            860   Wyeth                                                  38,193
--------------------------------------------------------------------------------
                                                                        199,081
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 0.7%
--------------------------------------------------------------------------------
          1,170   Intel Corp.                                            22,172
--------------------------------------------------------------------------------

SOFTWARE -- 2.4%
--------------------------------------------------------------------------------
          2,240   Microsoft Corporation                                  52,192
--------------------------------------------------------------------------------
          1,450    Oracle Corp.(1)                                       21,011
--------------------------------------------------------------------------------
                                                                         73,203
--------------------------------------------------------------------------------

Shares                                                                  Value
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 1.1%
--------------------------------------------------------------------------------
            930   Gap, Inc. (The)                                    $   16,182
--------------------------------------------------------------------------------
            470   Home Depot, Inc. (The)                                 16,821
--------------------------------------------------------------------------------
                                                                         33,003
--------------------------------------------------------------------------------

TEXTILES, APPAREL & LUXURY GOODS -- 1.4%
--------------------------------------------------------------------------------
            550   Liz Claiborne, Inc.                                    20,383
--------------------------------------------------------------------------------
            340   VF Corp.                                               23,093
--------------------------------------------------------------------------------
                                                                         43,476
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 4.5%
--------------------------------------------------------------------------------
          1,420   Freddie Mac                                            80,954
--------------------------------------------------------------------------------
            240   MGIC Investment Corp.                                  15,600
--------------------------------------------------------------------------------
            900   Washington Mutual, Inc.                                41,022
--------------------------------------------------------------------------------
                                                                        137,576
--------------------------------------------------------------------------------

TOBACCO -- 1.5%
--------------------------------------------------------------------------------
            620   Altria Group Inc.                                      45,527
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION
SERVICES -- 0.8%
--------------------------------------------------------------------------------
          1,280   Sprint Nextel Corp.                                    25,587
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,714,347)                                                     2,878,595
================================================================================

TEMPORARY CASH INVESTMENTS -- 3.3%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse First Boston, Inc.,
(collateralized by various  U.S. Treasury obligations,
6.125% -- 8.875%,  2/15/19 -- 8/15/29,
valued at $102,038), in a joint trading account
at 4.50%,  dated 6/30/06, due 7/3/06
(Delivery value $100,038)
(Cost $100,000)                                                         100,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 98.4%
(Cost $2,814,347)                                                     2,978,595
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- 1.6%                                     48,459
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                           $3,027,054
--------------------------------------------------------------------------------

NOTES TO SCHEDULE OF INVESTMENTS

ADR = American Depositary Receipt
(1) Non-income producing.

See Notes to Financial Statements.

------
10

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $2,814,347)                 $2,978,595
--------------------------------------------------------
Cash                                                                     47,258
--------------------------------------------------------
Dividends and interest receivable                                         3,237
--------------------------------------------------------------------------------
                                                                      3,029,090
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Accrued management fees                                                   1,841
--------------------------------------------------------
Distribution fees payable                                                   195
--------------------------------------------------------------------------------
                                                                          2,036
--------------------------------------------------------------------------------

NET ASSETS                                                           $3,027,054
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                              $2,842,193
--------------------------------------------------------
Undistributed net investment income                                      24,569
--------------------------------------------------------
Accumulated net realized loss on investment transactions                 (3,956)
--------------------------------------------------------
Net unrealized appreciation on investments                              164,248
--------------------------------------------------------------------------------
                                                                     $3,027,054
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $2,032,899
--------------------------------------------------------
Shares outstanding                                                      180,153
--------------------------------------------------------
Net asset value per share                                                $11.28
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                             $994,155
--------------------------------------------------------
Shares outstanding                                                       87,253
--------------------------------------------------------
Net asset value per share                                                $11.39
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
11

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------
Dividends (net of foreign taxes withheld of $272)                       $30,272
--------------------------------------------------------
Interest                                                                  2,592
--------------------------------------------------------------------------------
                                                                         32,864
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------
Management fees                                                          10,570
--------------------------------------------------------
Distribution fees - Class II                                                902
--------------------------------------------------------
Directors' fees and expenses                                                 23
--------------------------------------------------------
Other expenses                                                                4
--------------------------------------------------------------------------------
                                                                         11,499
--------------------------------------------------------------------------------
Amount waived                                                            (3,223)
--------------------------------------------------------------------------------
                                                                          8,276
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                             24,588
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                       6,253
--------------------------------------------------------
Change in net unrealized appreciation
(depreciation) on investments                                            61,333
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                                  67,586
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                               $92,174
================================================================================

See Notes to Financial Statements.

------
12

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                            2006        2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                             $   24,588  $   44,526
------------------------------------------------
Net realized gain (loss)                                      6,253      32,489
------------------------------------------------
Change in net unrealized
appreciation (depreciation)                                  61,333      23,380
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                    92,174     100,395
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
------------------------------------------------
  Class I                                                      (448)    (33,929)
------------------------------------------------
  Class II                                                     (158)    (10,010)
------------------------------------------------
From net realized gains:
------------------------------------------------
  Class I                                                    (5,975)    (24,953)
------------------------------------------------
  Class II                                                   (2,251)    (11,090)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                    (8,832)    (79,982)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                             893,386     544,882
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                       976,728     565,295

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                       2,050,326   1,485,031
--------------------------------------------------------------------------------
End of period                                            $3,027,054  $2,050,326
================================================================================

Undistributed net investment income                         $24,569        $587
================================================================================

See Notes to Financial Statements.

------
13

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Large Company Value Fund (the fund)
is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act. The fund's investment objective is long-term capital growth. The production of income is a secondary objective. The fund pursues its objective through investing in common stocks of companies believed to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

EXCHANGE TRADED FUNDS -- The funds may invest in exchange traded funds (ETFs).
ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have management fees, which increase their cost.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

                                                                    (continued)

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                                CLASS I         CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $1 billion                                 0.90%            0.80%
--------------------------------------------------------------------------------
Next $4 billion                                  0.80%            0.70%
--------------------------------------------------------------------------------
Over $5 billion                                  0.70%            0.60%
--------------------------------------------------------------------------------

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

For the six months ended June 30, 2006, the effective annual management fee was
0.90% and 0.80% for Class I and Class II, respectively.

During the six months ended June 30, 2006, the investment advisor voluntarily agreed to waive $3,223 of its management fee (see Note 6). The effective annual management fee after waiver was 0.76% and 0.69% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2006, were as follows:

--------------------------------------------------------------------------------
Purchases                                                            $960,333
--------------------------------------------
Proceeds from sales                                                  $122,570
--------------------------------------------------------------------------------

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                   $2,823,460
================================================================================
Gross tax appreciation of investments                               $225,900
--------------------------------------------
Gross tax depreciation of investments                                (70,765)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                      $155,135
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                          SHARES       AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                      200,000,000
================================================================================
Sold                                                        46,040     $514,090
---------------------------------------------------------
Issued in reinvestment of distributions                        578        6,423
---------------------------------------------------------
Redeemed                                                    (8,126)     (90,582)
--------------------------------------------------------------------------------
Net increase (decrease)                                     38,492     $429,931
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                      200,000,000
================================================================================
Sold                                                       138,484   $1,508,895
---------------------------------------------------------
Issued in reinvestment of distributions                      5,342       58,882
---------------------------------------------------------
Redeemed                                                   (39,196)    (427,493)
--------------------------------------------------------------------------------
Net increase (decrease)                                    104,630   $1,140,284
================================================================================
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                      100,000,000
================================================================================
Sold                                                        55,836     $637,760
---------------------------------------------------------
Issued in reinvestment of distributions                        215        2,409
---------------------------------------------------------
Redeemed                                                   (15,515)    (176,714)
--------------------------------------------------------------------------------
Net increase (decrease)                                     40,536     $463,455
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                      100,000,000
================================================================================
Sold                                                        63,353     $685,917
---------------------------------------------------------
Issued in reinvestment of distributions                      1,903       21,100
---------------------------------------------------------
Redeemed                                                  (119,119)  (1,302,419)
--------------------------------------------------------------------------------
Net increase (decrease)                                    (53,863)   $(595,402)
================================================================================

                                                                    (continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

6. CORPORATE EVENT

The Board of Directors approved its original management agreement between the investment advisor and the corporation at a meeting held on December 31, 2002.
In order for the management agreement to continue in effect beyond its initial term, it should have been evaluated and approved for renewal prior to December
31, 2004. However, the agreement inadvertently was not renewed by the Board in time and, as a result, a new management agreement was required.

The investment advisor continued to provide to the fund investment advisory services of the same nature as it had historically provided. The investment advisor reimbursed the fund for all management fees received from January 1,
2005 through December 13, 2005, and agreed to waive receipt of such fees until the approval of the management agreement.

At a meeting held on December 13, 2005, the Board of Directors considered the matter and approved a new management agreement for the fund (the "Agreement").
The terms of the Agreement are substantially the same as the terms of the original management agreement. A special meeting of shareholders of the fund was held on March 3, 2006 to approve the Agreement. The Agreement was approved by a majority of the fund's outstanding voting securities and the Agreement became effective immediately upon such approval.

------
18

VP Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                             CLASS I
--------------------------------------------------------------------------------
                                                  2006(1)     2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.85     $10.79     $10.61
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)                   0.12       0.27       0.01
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.35       0.25       0.23
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.47       0.52       0.24
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                        --(4)     (0.25)     (0.06)
-----------------------------------------
  From Net Realized Gains                          (0.04)     (0.21)        --
--------------------------------------------------------------------------------
  Total Distributions                              (0.04)     (0.46)     (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.28     $10.85     $10.79
================================================================================
  TOTAL RETURN(5)                                   4.27%      4.83%      2.29%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.76%(6)(7)   0.04%(6)   0.90%(7)
-----------------------------------------
Ratio of Operating Expenses
to Average Net Assets (before waiver)            0.90%(7)      0.94%   0.90%(7)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         1.95%(6)(7)   2.45%(6)   0.64%(7)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)            1.81%(7)      1.55%   0.64%(7)
-----------------------------------------
Portfolio Turnover Rate                                5%        37%      3%(8)
-----------------------------------------
Net Assets, End of Period (in thousands)           $2,033     $1,538       $400
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) December 1, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) During the year ended December 31, 2005, the investment advisor voluntarily agreed to reimburse and waive its management fees. During a portion of the period ended June 30, 2006, the investment advisor voluntarily agreed to waive its management fees.

(7) Annualized.

(8) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
19

VP Large Company Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                            CLASS II
--------------------------------------------------------------------------------
                                                  2006(1)     2005      2004(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $10.97     $10.79     $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)                   0.10       0.24       0.04
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.36       0.37       0.81
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.46       0.61       0.85
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                        --(4)     (0.22)     (0.06)
-----------------------------------------
  From Net Realized Gains                          (0.04)     (0.21)        --
--------------------------------------------------------------------------------
  Total Distributions                              (0.04)     (0.43)     (0.06)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $11.39     $10.97     $10.79
================================================================================
  TOTAL RETURN(5)                                   4.22%      5.59%      8.52%

RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.94%(6)(7)   0.29%(6)   1.05%(7)
-----------------------------------------
Ratio of Operating Expenses to Average
Net Assets (before waiver)                       1.05%(7)      1.09%   1.05%(7)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                         1.77%(6)(7)   2.20%(6)   2.44%(7)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets (before waiver)            1.66%(7)      1.40%   2.44%(7)
-----------------------------------------
Portfolio Turnover Rate                                5%        37%         3%
-----------------------------------------
Net Assets, End of Period (in thousands)             $994       $513     $1,085
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) October 29, 2004 (fund inception) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) During the year ended December 31, 2005, the investment advisor voluntarily agreed to reimburse and waive its management fee. During a portion of the period ended June 30, 2006, the investment advisor voluntarily agreed to waive its management fee.

(7) Annualized.

See Notes to Financial Statements.

------
20

Approval of Management Agreement for VP Large Company Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Large Company Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
21

Approval of Management Agreement for VP Large Company Value

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the

                                                                    (continued)

------
22

Approval of Management Agreement for VP Large Company Value

fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was below the median for its peer group. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other

                                                                    (continued)

------
23

Approval of Management Agreement for VP Large Company Value

information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was just above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any

                                                                    (continued)

------
24

Approval of Management Agreement for VP Large Company Value

significant collateral benefits from them. The Directors noted that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The
Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
25

Proxy Voting Results

A special meeting of shareholders was held on March 3, 2006, to vote on the following proposal. The proposal received the required majority of votes and was adopted.

A summary of voting results is listed below the proposal.

PROPOSAL

To vote on approval of the management agreement.

VP Large Company Value Fund
For:                                                   173,254
Against:                                                    44
Abstain:                                                18,983

------
26

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
27

Additional Information

INDEX DEFINITIONS

The following indices are used to  illustrate investment market, sector,  or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks,  primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower  price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling  1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50654             All rights reserved.

American Century
Variable Portfolios

SEMIANNUAL REPORT

[insert photo of boy with plane]

JUNE 30, 2006

VP Mid Cap Value Fund

[american century investments logo and text logo]

[blank inside cover]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . 2

VP MID CAP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

------
1

Market Perspective

[photo of Chief Investment Officer]

BY PHIL DAVIDSON, CHIEF INVESTMENT OFFICER, U.S. VALUE EQUITY

Stocks opened 2006 on a high note, advancing strongly during the first quarter.
Racking up its best opening-quarter performance since 1999, the S&P 500 Index was up 4.21%, nearly matching its return for all of 2005.

But three factors that had been weighing on the market for the better part of a year -- high energy prices, investor uneasiness about inflation and rising interest rates -- finally created a perfect storm during the second quarter. The pivot point was May 10, just five days after the S&P 500 Index had reached a five-year high, when the Federal Reserve raised its short-term target interest rate for the 16th consecutive time since June 2004. Sentiment here and around the world turned on a dime, touching-off a turbulent, global flight from stocks.

The reaction was swift and steep. The S&P 500 had gained 6.81% through May 9, outdistancing its nearly 5% return for all of 2005. During the last three weeks of May, the index dropped 3.85%, registering its worst May performance in more than 20 years. The tech-heavy Nasdaq Composite fell 6%, while the Dow Jones
Industrial Average, which had been just 80 points shy of a record high on May
10, dropped almost 4%.

Stocks cut a choppy path through June as investors weighed whether the Fed would increase interest rates again at the end of the month. In one final gyration, the market rallied strongly June 29 after the Fed raised rates by another quarter point, while seemingly moderating its interest-rate policy statement.
Twenty-four hours later, only one of the three major U.S. indices, the Dow, was in the black for the second quarter, up just under one percent.

In the value realm, small- and mid-sized companies had the highest returns for the six months, as evidenced by the Russell 2000 Value Index's gain of 10.44%.
Larger value companies, tracked by the Russell 1000 Value Index, were up 6.56%.
On the whole, value shares performed better than growth across the capitalization range, with the greatest edge among larger businesses.

The period was marked by a continuing rally in lower-quality issues, as investors rewarded stocks rated B or lower (Standard & Poor's defines high-quality stocks as B+ or higher). A+ shares -- some of the market's strongest and most stable companies -- actually had the lowest returns for the six months. Historically, market cycles led by low-quality stocks have tended to dampen the returns of American Century's value funds, which generally seek higher-quality value stocks.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------
(1) Total returns for periods less than one year are not annualized.

------
2

VP Mid Cap Value - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                                 --------------
                                                 AVERAGE ANNUAL
                                                     RETURNS
-------------------------------------------------------------------------------
                                                     SINCE          INCEPTION
                      6 MONTHS(1)     1 YEAR       INCEPTION           DATE
-------------------------------------------------------------------------------
CLASS II                5.10%         11.32%        16.55%           10/29/04
-------------------------------------------------------------------------------
RUSSELL MIDCAP
VALUE INDEX(2)          7.02%         14.26%        19.03%              --
-------------------------------------------------------------------------------
 Class I                5.18%         11.56%        12.21%            12/1/04
-------------------------------------------------------------------------------
(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper.  Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Mid Cap Value - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 29, 2004

--------------------------------------------------------------------------------
ONE-YEAR RETURNS OVER LIFE OF CLASS
--------------------------------------------------------------------------------
Periods ended June 30
--------------------------------------------------------------------------------
                                                      2005*        2006
--------------------------------------------------------------------------------
Class II                                             15.99%       11.32%
--------------------------------------------------------------------------------
Russel Midcap Value Index                            17.01%       14.26%
--------------------------------------------------------------------------------
* From 10/29/04, Class II's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class II shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Mid Cap Value - Portfolio Commentary

PORTFOLIO MANAGERS: MICHAEL LISS, PHIL DAVIDSON AND SCOTT MOORE

Despite an equities market in which investors generally preferred lower-quality, momentum-driven stocks, VP Mid Cap Value -- which concentrates on higher-quality businesses with strong market positions and sound balance sheets -- posted a gain of 5.18%* during the six-month period ended June 30, 2006. That return trailed its benchmark, the Russell Midcap Value Index, which was up 7.02%.
Now roughly 19 months old, VP Mid Cap Value has performed solidly since its inception on December 1, 2004. The portfolio's average annualized return of
12.21% as of June 30 places it ahead of the 10.33%** median return for
Morningstar's Mid Cap Value category.

CONSUMER STAPLES LEAD PORTFOLIO

The uncertainty that marked the final two months of the period led many investors to seek "safer" stocks and VP Mid Cap Value was rewarded for taking positions in providers of everyday household products and food and beverages, items that consumers tend to purchase regardless of the investment or market climate. Our top-contributing securities included H.J. Heinz Co. and Kraft Foods
Inc. Best known for its ketchup franchise (which has a market share of 60% in the U.S.), Heinz is one of the world's leading marketers of branded foods, including condiments, sauces, meals, frozen food and infant foods. Investors in
Heinz have been reacting to a proposal from an activist shareholder that calls for cost-cutting, significant investments in brand advertising, a higher dividend and share repurchases. Kraft, the largest branded food company in the
United States, has been increasing its investments in brand-building and new product innovations.

ConAgra Foods, Inc., whose brands include Chef Boyardee, Healthy Choice, Hunt's and Reddi-wip, provides a good example of a how we look for catalysts that will lead to improvements in a company's share price. The company entered 2006 beset by high costs and sagging retail sales. But ConAgra's shares have performed well during the last six months, as new management has made operational improvements and divested non-core brands.

INDUSTRIALS ADD VALUE

Industrial stocks were also among VP Mid Cap Value's largest contributors to absolute performance. In machinery, we held American Railcar Industries Inc., a maker of covered hopper and tank railcars. American Railcar has a backlog of nearly two years (almost twice the industry

--------------------------------------------------------------------------------
TOP TEN HOLDINGS AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
International Flavors
& Fragrances Inc.                         3.9%                  3.8%
--------------------------------------------------------------------------------
Equitable Resources Inc.                  3.9%                  2.2%
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      3.8%                  1.9%
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                     2.4%                  1.1%
--------------------------------------------------------------------------------
Dollar General Corp.                      2.3%                  0.7%
--------------------------------------------------------------------------------
Symmetry Medical Inc.                     2.2%                  0.7%
--------------------------------------------------------------------------------
Fifth Third Bancorp                       2.1%                  1.8%
--------------------------------------------------------------------------------
Freddie Mac                               2.0%                  1.0%
--------------------------------------------------------------------------------
SunTrust Banks, Inc.                      1.9%                  2.8%
--------------------------------------------------------------------------------
HCA Inc.                                  1.8%                    --
--------------------------------------------------------------------------------
* All fund returns and inception dates referenced in this commentary are for
Class I shares. Total returns for periods less than one year are not annualized.

**The Morningstar's Mid Cap Value category returned 5.17% and 11.06% for the six-month and one-year periods ended June 30, 2006, respectively.

  (c) 2006 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Morningstar Rankings are based on risk adjusted returns.

(continued)

------
5

VP Mid Cap Value - Portfolio Commentary

average), driven by cyclical demand for rail cars that carry coal and gasoline.
Providers of commercial services also carried the portfolio, led by Waste
Management Inc., the largest solid waste management company in the country.
Fueled by expanding margins and cost control, Waste Management continued to improve its operating performance. Republic Services, another leading waste management firm, also reported strong results. In addition to raising its dividend 17% during the period, Republic Services announced plans to repurchase more than 9% of its stock during 2006.

EFFECTIVE SELECTIONS IN FINANCIALS

In financials, the portfolio depended on investments in real estate investment trusts (REITs) and commercial banks. On the real estate side, Education Realty
Trust, Inc. was a strong performer. The company owns and manages student housing communities located near university campuses. Education Realty Trust has been involved in the student housing industry since 1964 and is currently one of only three publicly traded REITs focused on this niche industry.

Profits for commercial banks were squeezed during the period by rising short-term interest rates (a rising cost for capital). Nevertheless SunTrust
Banks, Inc. was one of our top contributors. SunTrust, the seventh-largest U.S.
bank, operates throughout 11 Southeastern states, which represent one of the highest population growth footprints in banking.

SOME DISAPPOINTMENTS

Consumer discretionary businesses, a broad waterfront of companies involved in pursuits such as retailing, media, hotels, restaurants and leisure products, slowed our progress the most. In retailing, discounter Dollar General Corp.
found its profits squeezed by steep markdowns, higher shrink, and gasoline prices that both raised transportation costs and slowed spending by the chain's low-income customers. We believe the company's issues are manageable and increased our position during the period.

Another of our largest detractors was media company Westwood One, Inc., the nation's largest radio network and the leading distributor of national radio programs. In addition to facing a weak advertising environment, Westwood One is contending with rising operating expenses as it invests in new programming.

LOOKING AHEAD

VP Mid Cap Value seeks to help investors achieve long-term capital growth by investing in medium-sized companies. We will adhere to our discipline of identifying well-managed companies that appear to be undervalued for reasons unrelated to their fundamental or financial health.

--------------------------------------------------------------------------------
TOP FIVE INDUSTRIES AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Chemicals                                 8.0%                  6.8%
--------------------------------------------------------------------------------
Health Care Equipment
& Supplies                                5.4%                  3.0%
--------------------------------------------------------------------------------
Commercial Banks                          5.1%                  5.9%
--------------------------------------------------------------------------------
Food Products                             5.1%                  7.9%
--------------------------------------------------------------------------------
Oil, Gas &
Consumable Fuels                          4.9%                  4.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Common Stocks                            93.2%                 98.5%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.1%                  3.4%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           4.7%                (1.9)%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

continued)

------
7

Shareholder Fee Example (Unaudited)
                                                     EXPENSES PAID
                      BEGINNING         ENDING       DURING PERIOD*   ANNUALIZED
                     ACCOUNT VALUE   ACCOUNT VALUE     1/1/06 --        EXPENSE
                        1/1/06          6/30/06          6/30/06         RATIO*
--------------------------------------------------------------------------------
VP MID CAP VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,051.80        $5.09            1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,051.00        $5.85            1.15%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                 $1,000         $1,019.84        $5.01            1.00%
--------------------------------------------------------------------------------
Class II                $1,000         $1,019.09        $5.76            1.15%
--------------------------------------------------------------------------------
*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Mid Cap Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS -- 93.2%
AEROSPACE & DEFENSE - 0.8%
--------------------------------------------------------------------------------
   1,893    Honeywell International Inc.                          $     76,288
--------------------------------------------------------------------------------
     645    Northrop Grumman Corp.                                      41,319
--------------------------------------------------------------------------------
                                                                       117,607
--------------------------------------------------------------------------------
AUTO COMPONENTS - 0.8%
--------------------------------------------------------------------------------
   9,761    Cooper Tire & Rubber Co.                                   108,738
--------------------------------------------------------------------------------
AUTOMOBILES - 0.2%
--------------------------------------------------------------------------------
     844    Winnebago Industries                                        26,198
--------------------------------------------------------------------------------
BEVERAGES - 2.3%
--------------------------------------------------------------------------------
   3,126    Anheuser-Busch Companies, Inc.                             142,514
--------------------------------------------------------------------------------
   9,555    Coca-Cola Enterprises Inc.                                 194,636
--------------------------------------------------------------------------------
                                                                       337,150
--------------------------------------------------------------------------------
BUILDING PRODUCTS - 1.0%
--------------------------------------------------------------------------------
   5,078    Masco Corp.                                                150,512
--------------------------------------------------------------------------------
CAPITAL MARKETS - 0.2%
--------------------------------------------------------------------------------
     624    Nuveen Investments Inc. Cl A                                26,863
--------------------------------------------------------------------------------
CHEMICALS - 8.0%
--------------------------------------------------------------------------------
   1,209    Air Products & Chemicals, Inc.                              77,279
--------------------------------------------------------------------------------
   1,789    du Pont (E.I.) de Nemours & Co.                             74,422
--------------------------------------------------------------------------------
   6,089    Ferro Corp.                                                 97,180
--------------------------------------------------------------------------------
  16,363    International Flavors
            & Fragrances Inc.                                          576,633
--------------------------------------------------------------------------------
   4,872    Minerals Technologies Inc.                                 253,344
--------------------------------------------------------------------------------
   5,458    Nalco Holding Co.(1)                                        96,225
--------------------------------------------------------------------------------
                                                                     1,175,083
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 5.1%
--------------------------------------------------------------------------------
   1,853    BB&T Corporation                                            77,066
--------------------------------------------------------------------------------
   3,154    Chemical Financial Corp.                                    96,512
--------------------------------------------------------------------------------
   8,198    Fifth Third Bancorp                                        302,917
--------------------------------------------------------------------------------
   3,639    SunTrust Banks, Inc.                                       277,510
--------------------------------------------------------------------------------
                                                                       754,005
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 1.4%
--------------------------------------------------------------------------------
   1,823    Pitney Bowes, Inc.                                          75,290
--------------------------------------------------------------------------------
   3,084    Republic Services, Inc. Cl A                               124,408
--------------------------------------------------------------------------------
                                                                       199,698
--------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS - 0.5%
--------------------------------------------------------------------------------
   1,904    Diebold, Inc.                                               77,340
--------------------------------------------------------------------------------
CONTAINERS & PACKAGING - 2.4%
--------------------------------------------------------------------------------
   3,416    AptarGroup, Inc.                                           169,468
--------------------------------------------------------------------------------
   5,910    Bemis Co., Inc.                                            180,964
--------------------------------------------------------------------------------
                                                                       350,432
--------------------------------------------------------------------------------
DISTRIBUTORS - 0.3%
--------------------------------------------------------------------------------
     976    Genuine Parts Company                                       40,660
--------------------------------------------------------------------------------
DIVERSIFIED - 1.0%
--------------------------------------------------------------------------------
   1,916    iShares S&P MidCap 400
            Index Fund                                                 146,172
--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
DIVERSIFIED  TELECOMMUNICATION SERVICES - 1.8%
--------------------------------------------------------------------------------
   7,941    Commonwealth Telephone
            Enterprises, Inc.                                      $   263,324
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 2.0%
--------------------------------------------------------------------------------
   3,719    Empire District Electric Co.                                76,425
--------------------------------------------------------------------------------
   6,957    Northeast Utilities                                        143,802
--------------------------------------------------------------------------------
   3,445    Westar Energy Inc.                                          75,790
--------------------------------------------------------------------------------
                                                                       296,017
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 2.2%
--------------------------------------------------------------------------------
   4,230    American Power Conversion Corp.                             82,443
--------------------------------------------------------------------------------
   2,915    Hubbell Inc. Cl A                                          127,064
--------------------------------------------------------------------------------
   2,367    Hubbell Inc. Cl B                                          112,788
--------------------------------------------------------------------------------
                                                                       322,295
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT
& INSTRUMENTS - 0.9%
--------------------------------------------------------------------------------
   5,602    CPI International Inc.(1)                                   81,229
--------------------------------------------------------------------------------
   1,594    Littelfuse, Inc.(1)                                         54,802
--------------------------------------------------------------------------------
                                                                       136,031
--------------------------------------------------------------------------------
FOOD PRODUCTS - 5.1%
--------------------------------------------------------------------------------
   4,235    ConAgra Foods, Inc.                                         93,636
--------------------------------------------------------------------------------
  11,481    Diamond Foods Inc.                                         184,499
--------------------------------------------------------------------------------
   1,348    General Mills, Inc.                                         69,638
--------------------------------------------------------------------------------
   4,077    H.J. Heinz Co.                                             168,053
--------------------------------------------------------------------------------
   2,425    Kraft Foods Inc. Cl A                                       74,933
--------------------------------------------------------------------------------
   6,705    Unilever N.V. New York Shares                              151,198
--------------------------------------------------------------------------------
                                                                       741,957
--------------------------------------------------------------------------------
GAS UTILITIES - 1.3%
--------------------------------------------------------------------------------
   6,784    WGL Holdings Inc.                                          196,397
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES - 5.4%
--------------------------------------------------------------------------------
   6,413    Beckman Coulter, Inc.                                      356,241
--------------------------------------------------------------------------------
   2,725    National Dentex Corp.(1)                                    63,220
--------------------------------------------------------------------------------
   1,852    Steris Corp.                                                42,337
--------------------------------------------------------------------------------
  21,094    Symmetry Medical Inc.(1)                                   324,848
--------------------------------------------------------------------------------
                                                                       786,646
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES - 3.3%
--------------------------------------------------------------------------------
   4,244    Apria Healthcare Group Inc.(1)                              80,212
--------------------------------------------------------------------------------
   6,119    HCA Inc.                                                   264,034
--------------------------------------------------------------------------------
     827    LifePoint Hospitals Inc.(1)                                 26,572
--------------------------------------------------------------------------------
   2,206    Universal Health Services, Inc. Cl B                       110,874
--------------------------------------------------------------------------------
                                                                       481,692
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 4.8%
--------------------------------------------------------------------------------
   3,007    CEC Entertainment Inc.(1)                                   96,585
--------------------------------------------------------------------------------
   5,128    International Speedway Corp.                               237,786
--------------------------------------------------------------------------------
   6,389    OSI Restaurant Partners, Inc.                              221,059
--------------------------------------------------------------------------------
   4,035    Speedway Motorsports Inc.                                  152,281
--------------------------------------------------------------------------------
                                                                       707,711
--------------------------------------------------------------------------------
HOUSEHOLD DURABLES - 0.4%
--------------------------------------------------------------------------------
     858    Hunter Douglas N.V. ORD                                     57,761
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
9

VP Mid Cap Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                               Value
--------------------------------------------------------------------------------
HOUSEHOLD PRODUCTS - 3.8%
--------------------------------------------------------------------------------
   8,908    Kimberly-Clark Corp.                                   $   549,624
--------------------------------------------------------------------------------
INSURANCE - 4.8%
--------------------------------------------------------------------------------
   2,013    Ambac Financial Group, Inc.                                163,254
--------------------------------------------------------------------------------
   1,623    Aspen Insurance Holdings Ltd.                               37,800
--------------------------------------------------------------------------------
   1,171    Genworth Financial Inc. Cl A                                40,798
--------------------------------------------------------------------------------
     650    Hartford Financial
            Services Group Inc. (The)                                   54,990
--------------------------------------------------------------------------------
   5,881    Horace Mann Educators Corp.                                 99,683
--------------------------------------------------------------------------------
   8,075    Marsh & McLennan Companies, Inc.                           217,136
--------------------------------------------------------------------------------
   7,607    RAM Holdings Ltd.(1)                                        95,620
--------------------------------------------------------------------------------
                                                                       709,281
--------------------------------------------------------------------------------
IT SERVICES - 1.2%
--------------------------------------------------------------------------------
   2,637    Accenture Ltd. Cl A                                         74,679
--------------------------------------------------------------------------------
     729    DST Systems, Inc.(1)                                        43,376
--------------------------------------------------------------------------------
   4,958    NCI Inc. Cl A(1)                                            64,950
--------------------------------------------------------------------------------
                                                                       183,005
--------------------------------------------------------------------------------
LEISURE EQUIPMENT & PRODUCTS - 2.2%
--------------------------------------------------------------------------------
   5,019    Arctic Cat Inc.                                             97,921
--------------------------------------------------------------------------------
  12,097    Hasbro, Inc.                                               219,076
--------------------------------------------------------------------------------
                                                                       316,997
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 1.7%
--------------------------------------------------------------------------------
  11,322    PRA International(1)                                       252,141
--------------------------------------------------------------------------------
MACHINERY - 0.3%
--------------------------------------------------------------------------------
   1,060    Kaydon Corporation                                          39,549
--------------------------------------------------------------------------------
MEDIA - 2.8%
--------------------------------------------------------------------------------
   4,514    ADVO, Inc.                                                 111,090
--------------------------------------------------------------------------------
   2,201    Dow Jones & Co., Inc.                                       77,057
--------------------------------------------------------------------------------
   7,681    Valassis Communications, Inc.(1)                           181,194
--------------------------------------------------------------------------------
   4,633    Westwood One, Inc.                                          34,748
--------------------------------------------------------------------------------
                                                                       404,089
--------------------------------------------------------------------------------
METALS & MINING - 0.8%
--------------------------------------------------------------------------------
   4,756    Compass Minerals International Inc.                        118,662
--------------------------------------------------------------------------------
MULTI-UTILITIES - 4.4%
--------------------------------------------------------------------------------
   1,264    Dominion Resources Inc.                                     94,535
--------------------------------------------------------------------------------
   4,483    Puget Energy Inc.                                           96,295
--------------------------------------------------------------------------------
   4,926    Wisconsin Energy Corp.                                     198,518
--------------------------------------------------------------------------------
  13,473    XCEL Energy Inc.                                           258,411
--------------------------------------------------------------------------------
                                                                       647,759
--------------------------------------------------------------------------------
MULTILINE RETAIL - 2.6%
--------------------------------------------------------------------------------
  23,849    Dollar General Corp.                                       333,409
--------------------------------------------------------------------------------
   2,161    Family Dollar Stores, Inc.                                  52,793
--------------------------------------------------------------------------------
                                                                       386,202
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 4.9%
--------------------------------------------------------------------------------
  17,044    Equitable Resources Inc.                                   570,974
--------------------------------------------------------------------------------
   2,611    Murphy Oil Corp.                                           145,850
--------------------------------------------------------------------------------
                                                                       716,824
--------------------------------------------------------------------------------
Shares                                                           Value
--------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS - 2.6%
--------------------------------------------------------------------------------
   7,744    MeadWestvaco Corp.                                     $   216,290
--------------------------------------------------------------------------------
   2,640    Weyerhaeuser Co.                                           164,340
--------------------------------------------------------------------------------
                                                                       380,630
--------------------------------------------------------------------------------
PHARMACEUTICALS - 1.7%
--------------------------------------------------------------------------------
   1,391    Schering-Plough Corp.                                       26,471
--------------------------------------------------------------------------------
   9,300    Watson Pharmaceuticals, Inc.(1)                            216,504
--------------------------------------------------------------------------------
                                                                       242,975
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.0%
--------------------------------------------------------------------------------
   3,322    Annaly Mortgage Management Inc.                             42,555
--------------------------------------------------------------------------------
   3,345    Education Realty Trust, Inc.                                55,694
--------------------------------------------------------------------------------
   1,122    Rayonier, Inc.                                              42,535
--------------------------------------------------------------------------------
                                                                       140,784
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 1.3%
--------------------------------------------------------------------------------
   4,852    Applied Materials, Inc.                                     78,990
--------------------------------------------------------------------------------
   1,836    KLA-Tencor Corp.                                            76,323
--------------------------------------------------------------------------------
   2,992    Teradyne, Inc.(1)                                           41,679
--------------------------------------------------------------------------------
                                                                       196,992
--------------------------------------------------------------------------------
SOFTWARE - 0.5%
--------------------------------------------------------------------------------
     867    Reynolds & Reynolds Co. Cl A                                26,591
--------------------------------------------------------------------------------
   2,863    Synopsys, Inc.(1)                                           53,738
--------------------------------------------------------------------------------
                                                                        80,329
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 1.0%
--------------------------------------------------------------------------------
   2,194    Foot Locker, Inc.                                           53,731
--------------------------------------------------------------------------------
   4,975    Gap, Inc. (The)                                             86,565
--------------------------------------------------------------------------------
                                                                       140,296
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 4.1%
--------------------------------------------------------------------------------
   3,046    Fannie Mae                                                 146,513
--------------------------------------------------------------------------------
   5,054    Freddie Mac                                                288,128
--------------------------------------------------------------------------------
   2,213    MGIC Investment Corp.                                      143,845
--------------------------------------------------------------------------------
   1,147    Washington Federal, Inc.                                    26,599
--------------------------------------------------------------------------------
                                                                       605,085
--------------------------------------------------------------------------------
TRADING COMPANIES & DISTRIBUTORS - 0.3%
--------------------------------------------------------------------------------
     565    Grainger (W.W.), Inc.                                       42,505
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $13,630,799)                                                  13,654,018
--------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
10

VP Mid Cap Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

                                                                 Value
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 2.1%
Repurchase Agreement, Credit Suisse First  Boston, Inc.,
(collateralized by various U.S. Treasury obligations,
6.125% - 8.875%, 2/15/19 - 8/15/29, valued at $306,115),
in a joint trading account at 4.50%, dated 6/30/06,
due 7/3/06 (Delivery value $300,113)
(Cost $300,000)                                                   $    300,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 95.3%
(Cost $13,930,799)                                                  13,954,018
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - 4.7%                                    689,936
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $14,643,954
================================================================================

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts to Sell      Settlement Date      Value     Unrealized Gain (Loss)
--------------------------------------------------------------------------------
  53,434 Euro for USD          7/31/06        $  68,457       $ (1,115)
--------------------------------------------------------------------------------
  67,561 Euro for USD          7/31/06           86,554         (1,553)
--------------------------------------------------------------------------------
                                               $155,011       $ (2,668)
                                            ====================================

(Value on Settlement Date $152,343)

NOTES TO SCHEDULE OF INVESTMENTS

ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $13,930,799)             $13,954,018
----------------------------------------------------------------
Cash                                                                  670,782
----------------------------------------------------------------
Receivable for investments sold                                       396,281
----------------------------------------------------------------
Dividends and interest receivable                                      22,012
--------------------------------------------------------------------------------
                                                                   15,043,093
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     385,232
----------------------------------------------------------------
Payable for forward foreign currency exchange contracts                 2,668
----------------------------------------------------------------
Accrued management fees                                                 9,467
----------------------------------------------------------------
Distribution fees payable                                               1,772
--------------------------------------------------------------------------------
                                                                      399,139
--------------------------------------------------------------------------------
NET ASSETS                                                        $14,643,954
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                           $14,140,126
----------------------------------------------------------------
Undistributed net investment income                                    62,136
----------------------------------------------------------------
Undistributed net realized gain on investment and foreign
currency transactions                                                 421,102
----------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilites in foreign currencies                         20,590
--------------------------------------------------------------------------------
                                                                  $14,643,954
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $5,674,767
----------------------------------------------------------------
Shares outstanding                                                    466,028
----------------------------------------------------------------
Net asset value per share                                              $12.18
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $8,969,187
----------------------------------------------------------------
Shares outstanding                                                    737,329
----------------------------------------------------------------
Net asset value per share                                              $12.16
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
----------------------------------------------------------------
Dividends (net of foreign taxes withheld of $510)                     $110,599
----------------------------------------------------------------
Interest                                                                 8,487
--------------------------------------------------------------------------------
                                                                       119,086
--------------------------------------------------------------------------------
EXPENSES:
----------------------------------------------------------------
Management fees                                                         47,296
----------------------------------------------------------------
Distribution fees - Class II                                             9,506
----------------------------------------------------------------
Directors' fees and expenses                                               131
----------------------------------------------------------------
Other expenses                                                              17
--------------------------------------------------------------------------------
                                                                        56,950
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                            62,136
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
----------------------------------------------------------------
Investment transactions                                                537,933
----------------------------------------------------------------
Foreign currency transactions                                          (1,235)
--------------------------------------------------------------------------------
                                                                       536,698
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION):
----------------------------------------------------------------
Investments                                                          (147,268)
----------------------------------------------------------------
Translation of assets and liabilities in foreign currencies            (3,260)
--------------------------------------------------------------------------------
                                                                     (150,528)
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                                386,170
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $448,306
================================================================================

See Notes to Financial Statements

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006       2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                         $     62,136   $    54,938
--------------------------------------------------
Net realized gain (loss)                                  536,698       178,596
--------------------------------------------------
Change in net unrealized
appreciation (depreciation)                             (150,528)       126,548
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                                 448,306       360,082
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------
  Class I                                                      --      (20,147)
--------------------------------------------------
  Class II                                                     --      (40,350)
--------------------------------------------------
From net realized gains:
--------------------------------------------------
  Class I                                                (22,315)      (66,230)
--------------------------------------------------
  Class II                                               (73,461)     (146,274)
--------------------------------------------------------------------------------
Decrease in net assets from distributions                (95,776)     (273,001)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                         5,550,416     7,799,563
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   5,902,946     7,886,644
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                     8,741,008       854,364
--------------------------------------------------------------------------------
End of period                                         $14,643,954    $8,741,008
================================================================================
Undistributed net investment income                       $62,136            --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Mid Cap Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the
1940 Act. The fund's investment objective is to seek long-term capital growth.
The production of income is a secondary objective. The fund pursues its objective by investing in stocks of mid-sized market capitalization companies that the investment advisor believes to be undervalued at the time of purchase.
The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign cur-

(continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

rency exchange rate underlying the forward contract. Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears.

The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 1.00% and 0.90% for Class I and Class II,
respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investments securities, excluding short-term investments, for the six months ended June 30, 2006, were $17,626,258 and $12,969,114, respectively.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                  $14,131,348
================================================================================
Gross tax appreciation of investments                           $    323,678
-------------------------------------------------------------
Gross tax depreciation of investments                              (501,008)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments              $  (177,330)
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                        SHARES     AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                    453,500   $5,529,314
----------------------------------------------------
Issued in reinvestment of distributions                   1,869       22,315
----------------------------------------------------
Redeemed                                               (202,445)  (2,470,113)
--------------------------------------------------------------------------------
Net increase (decrease)                                 252,924   $3,081,516
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                    229,327   $2,654,643
----------------------------------------------------
Issued in reinvestment of distributions                   7,398       86,377
----------------------------------------------------
Redeemed                                                (49,010)    (563,469)
--------------------------------------------------------------------------------
Net increase (decrease)                                 187,715   $2,177,551
================================================================================
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                    247,166   $3,003,265
----------------------------------------------------
Issued in reinvestment of distributions                   6,158       73,461
----------------------------------------------------
Redeemed                                                (50,330)    (607,826)
--------------------------------------------------------------------------------
Net increase (decrease)                                 202,994   $2,468,900
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                   100,000,000
================================================================================
Sold                                                    473,345   $5,502,915
----------------------------------------------------
Issued in reinvestment of distributions                  15,942      186,624
----------------------------------------------------
Redeemed                                                 (5,808)     (67,527)
--------------------------------------------------------------------------------
Net increase (decrease)                                 483,479   $5,622,012
================================================================================

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
18

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                              CLASS I
--------------------------------------------------------------------------------
                                                  2006(1)     2005      2004(2)
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $11.70     $11.21     $10.80
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)                   0.09       0.20       --(4)
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.51       0.86       0.44
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.60       1.06       0.44
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                          --      (0.10)     (0.03)
-----------------------------------------
  From Net Realized Gains                          (0.12)     (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                              (0.12)     (0.57)     (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.18     $11.70     $11.21
================================================================================
  TOTAL RETURN(5)                                  5.18%      9.56%      4.08%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.00%(6)     1.02%    1.00%(6)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            1.44%(6)     1.64%    0.47%(6)
-----------------------------------------
Portfolio Turnover Rate                             129%       225%      46%(7)
-----------------------------------------
Net Assets, End of Period (in thousands)          $5,675     $2,493       $285
--------------------------------------------------------------------------------
(1) Six months ended June 30, 2006 (unaudited).

(2) December 1, 2004 (commencement of sale) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the period October 29, 2004 (fund inception) through
    December 31, 2004.

See Notes to Financial Statements.

------
19

VP Mid Cap Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
--------------------------------------------------------------------------------
                                                             CLASS II
--------------------------------------------------------------------------------
                                                  2006(1)     2005      2004(2)
PER-SHARE DATA
Net Asset Value, Beginning of Period              $11.69     $11.21     $10.00
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------
  Net Investment Income (Loss)(3)                   0.08       0.16       0.02
-----------------------------------------
  Net Realized and Unrealized Gain (Loss)           0.51       0.87       1.22
--------------------------------------------------------------------------------
  Total From Investment Operations                  0.59       1.03       1.24
--------------------------------------------------------------------------------
Distributions
-----------------------------------------
  From Net Investment Income                          --      (0.08)     (0.03)
-----------------------------------------
  From Net Realized Gains                          (0.12)     (0.47)        --
--------------------------------------------------------------------------------
  Total Distributions                              (0.12)     (0.55)     (0.03)
--------------------------------------------------------------------------------
Net Asset Value, End of Period                    $12.16     $11.69     $11.21
================================================================================
  TOTAL RETURN(4)                                  5.10%      9.31%     12.39%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                            1.15%(5)     1.17%    1.15%(5)
-----------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                            1.29%(5)     1.49%    0.95%(5)
-----------------------------------------
Portfolio Turnover Rate                             129%       225%        46%
-----------------------------------------
Net Assets, End of Period (in thousands)          $8,969     $6,249       $570
--------------------------------------------------------------------------------
(1) Six months ended June 30, 2006 (unaudited).

(2) October 29, 2004 (fund inception) through December 31, 2004.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

-------
20

Approval of Management Agreement for VP Mid Cap Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Mid Cap Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*    the nature, extent and quality of investment management, share-holder services and other services provided to the fund under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the fund to the cost of owning a similar fund;

*    data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
21

Approval of Management Agreement for VP Mid Cap Value

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the manage-ment agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the fund's portfolio

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the

(continued)

------
22

Approval of Management Agreement for VP Mid Cap Value

fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was above the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropri-

(continued)

------
23

Approval of Management Agreement for VP Mid Cap Value

ately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the

(continued)

------
24

Approval of Management Agreement for VP Mid Cap Value

fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The RUSSELL 1000(reg.tm) VALUE INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell
2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
27

Notes

-------
28

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

American Century Investment Services, Inc., Distributor

(c)2006 American Century Proprietary Holdings, Inc. All rights reserved.

0608
SH-SAN-50655

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP Ultra(reg.tm) Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . 2

VP ULTRA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Mark Mallon]

BY MARK MALLON, CHIEF INVESTMENT OFFICER, AMERICAN CENTURY INVESTMENTS

WHAT HAPPENED IN THE ECONOMY

Resurging growth on the heels of a 4th-quarter 2005 slowdown provided fuel for a dose of investor enthusiasm in early 2006. But that enthusiasm dimmed late in the 6-month period as persistent inflation led the Federal Reserve to maintain its ongoing string of interest rate hikes -- even as economic growth appeared to slow as the period closed.

As measured in gross domestic product (GDP), U.S. economic growth rose to 5.6%
in the first quarter of 2006, more than tripling the 1.7% rate of the previous quarter, with retailers reporting strong post-holiday sales and overall corporate profits remaining robust.

However, a surge in many commodity values -- including crude oil, copper and gold, which reached its highest level in a quarter century -- gave the Federal
Reserve one reason to keep its 2-year string of interest rate hikes intact.
Moreover, core inflation rates of 2-3% remained at the high end of the Fed's comfort zone.

As a result, during the period the central bank boosted its short-term rate target by one full percentage point to 5.25%, the highest level since January
2001. Two separate quarter-point increases came in the last half of the period, even as most economists estimated GDP growth had scaled back to 2-3% after the roaring start to the year.

WHAT HAPPENED IN THE MARKET

Through early May 2006, investors chased risk. As summer approached, they ran from it.

Before the Fed raised its short-term target May 10, investors had suspected that day's rate hike might be the last. But in announcing the increase, the central bank made it clear more tightening could lay ahead to keep inflation in check.

Market sentiment turned on a dime. The ensuing selloff sent the S&P 500 Index, which in early May reached its highest point in five years, down 8% from its peak. Small-cap indices that had established repeated record highs fell by more than 10%, meeting the classic definition of a market "correction."

The Fed boosted its benchmark rate another quarter-point June 29. This time, it gave investors what they wanted to hear: some indication that its rate-hike campaign might soon end.

U.S. equity markets responded with their best 1-day performance in three years, pushing broad market indices to low-single digit gains for the 6-month period.
Meanwhile, as they have since 2000, value stocks once again outperformed growth issues for the period as a whole, particularly when investors lowered their risk tolerance in May and June.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

VP Ultra - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                                     ----------------------
                                                     AVERAGE ANNUAL RETURNS
---------------------------------------------------------------------------------------
                                                                 SINCE       INCEPTION
                               6 MONTHS(1)  1 YEAR    5 YEARS  INCEPTION       DATE
---------------------------------------------------------------------------------------
CLASS I                          -6.07%      0.00%    -0.70%    -0.45%        5/1/01
---------------------------------------------------------------------------------------
RUSSELL 1000 GROWTH INDEX(2)     -0.93%      6.12%    -0.76%    -1.47%(3)       --
---------------------------------------------------------------------------------------
S&P 500 INDEX(2)                  2.71%      8.63%     2.49%     2.06%(3)       --
---------------------------------------------------------------------------------------
Class II                         -6.10%     -0.21%      --       1.40%        5/1/02
---------------------------------------------------------------------------------------
Class III                        -6.08%     -0.10%      --       1.76%        5/13/02
---------------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

(3) Since 4/30/01, the date nearest Class I's inception for which data are available.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

VP Ultra - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made May 1, 2001

LIFE OF CLASS

ONE-YEAR RETURNS OVER LIFE OF CLASS
Periods ended June 30
-------------------------------------------------------------------------------
                               2001*   2002     2003    2004   2005   2006
-------------------------------------------------------------------------------
Class I                        1.20%  -17.36%  -1.74%  17.56%  1.14%  0.00%
-------------------------------------------------------------------------------
Russell 1000 Growth Index     -3.75%  -26.49%   2.94%  17.88%  1.68%  6.12%
-------------------------------------------------------------------------------
S&P 500 Index                 -1.78%  -17.99%   0.25%  19.11%  6.32%  8.63%
-------------------------------------------------------------------------------

* From 5/1/01, Class I's inception date. Index data from 4/30/01, the date nearest Class I's inception for which data are available. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Ultra - Portfolio Commentary

PORTFOLIO MANAGERS: WADE SLOME, JERRY SULLIVAN, AND TOM TELFORD

American Century VP Ultra fell 6.07%* during the six months ended June 30, 2006, trailing the 0.93% decline of its benchmark, the Russell 1000 Growth Index, and the S&P 500 Index's 2.71% gain.

Longer-term, VP Ultra has slightly outperformed its benchmark, declining 0.70%
in the five years ended June 30, 2006, compared with the 0.76% loss of the
Russell 1000 Growth in the same time frame.

CYCLICALS LEAD, TECH TRAILS

In the latest 6-month period, Ultra's orientation toward companies with consistent, above-average growth did not match the market's preference for firms with traditionally cyclical profits. The portfolio scaled back positions in many cyclical companies throughout 2005 because management believed further share price increases would accrue at a heightened level of risk.

In particular, VP Ultra's substantial underweight in industrial companies hindered the portfolio's relative performance. Conversely, the portfolio benefited from an overweight in financials, which led all sectors in contributing to both relative and absolute returns.

Ultimately, though, VP Ultra couldn't overcome either a variety of lagging stock picks throughout the health care sector or its detrimental overweight in information technology, which composed 30% of the portfolio in the period and whose returns trailed all other sectors.

TOP PICKS FIT INVESTMENT PROCESS

Though the market as a whole in the period tended to prefer traditionally cyclical companies, VP Ultra's top two individual performers both fit the portfolio's focus on investing in businesses with competitive advantages that provide a foundation for growth.

Its name notwithstanding, International Game Technology actually sits in the consumer discretionary sector. One of VP Ultra's top 10 average holdings in the period and also a top 10 overweight position, the world's largest slot machine maker continued producing solid gains in revenue and earnings. As a result, its shares shot up 24%, ranking as the portfolio's top relative and absolute contributor.

Second on the contribution list: CarMax. The used-car marketer has experienced favorable pricing trends that helped boost its quarterly sales

TOP TEN HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                     4.3%                  3.2%
--------------------------------------------------------------------------------
First Data Corp.                          3.4%                  2.8%
--------------------------------------------------------------------------------
Yahoo! Inc.                               3.2%                  1.8%
--------------------------------------------------------------------------------
eBay Inc.                                 2.9%                  3.0%
--------------------------------------------------------------------------------
International Game
Technology                                2.8%                  2.5%
--------------------------------------------------------------------------------
UnitedHealth Group
Incorporated                              2.7%                  2.6%
--------------------------------------------------------------------------------
Amazon.com, Inc.                          2.6%                  2.5%
--------------------------------------------------------------------------------
Apollo Group Inc. Cl A                    2.6%                  2.2%
--------------------------------------------------------------------------------
SLM Corporation                           2.6%                  2.1%
--------------------------------------------------------------------------------
Electronic Arts Inc.                      2.5%                  2.0%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary
  are for Class I shares. Total returns for periods less
  than one year are not annualized.                                 (continued)

------
5

VP Ultra - Portfolio Commentary

and earnings. The company's stock rallied 28% in the period.

Meanwhile, though the overall technology sector hurt VP Ultra, the portfolio benefited on a relative basis from its underweight in two massive industry stalwarts, Microsoft and Intel. Shares in those companies and most other large technology firms struggled as most investors looked outside the industry for investment returns in the period.

AILING HEALTH CARE

Three of VP Ultra's 10 worst performers came from health care, including two of its 10 largest average holdings, Teva Pharmaceutical Industries and UnitedHealth
Group.

Stock in the former, a maker of generic drugs, got battered when rival Merck announced it would lower prices on its branded Zocor cholesterol drug to compete with generic competitors. The latter found itself caught up in a brewing scandal involving stock-option grants to certain executives.

Shares of eBay led all individual detractors in the portfolio, and Amazon.com also ranked as a leading detractor. Both stocks have encountered mounting revenue and competition concerns.

MANAGEMENT CHANGE

American Century announced June 30, 2006, that Bruce Wimberly, VP Ultra's senior portfolio manager and a 12-year veteran of the company, would resign to focus on personal interests and spend more time with his family.

Tom Telford, who has worked with American Century for 10 years and most recently guided the company's New Opportunities, New Opportunities II and Technology
funds as portfolio manager for each, now serves as co-portfolio manager on the
VP Ultra team.

Mr. Telford joins Wade Slome and Jerry Sullivan as managers of VP Ultra. Mr.
Slome has co-managed the fund since July 2002, while Mr. Sullivan has co-managed the portfolio since July 2001.

INVESTMENT PHILOSOPHY

VP Ultra's management team invests in companies with improving business fundamentals and, over time, the ability to sustain that improvement and resulting growth.

TOP FIVE INDUSTRIES AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Internet Software
& Services                                9.2%                  3.3%
--------------------------------------------------------------------------------
IT Services                               7.9%                  7.1%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 7.2%                  6.2%
--------------------------------------------------------------------------------
Food & Staples Retailing                  6.9%                  5.9%
--------------------------------------------------------------------------------
Specialty Retail                          6.6%                  5.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Domestic
Common Stocks                            90.4%                 90.0%
--------------------------------------------------------------------------------
Foreign
Common Stocks(1)                          7.6%                  6.6%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      98.0%                 96.6%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          2.7%                  2.4%
--------------------------------------------------------------------------------

Other Assets
and Liabilities                          (0.7)%                 1.0%
--------------------------------------------------------------------------------

(1) Includes depositary shares, dual listed securities and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   (continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                      EXPENSES PAID
                        BEGINNING        ENDING      DURING PERIOD*  ANNUALIZED
                       ACCOUNT VALUE  ACCOUNT VALUE     1/1/06 -       EXPENSE
                          1/1/06         6/30/06         6/30/06        RATIO*
--------------------------------------------------------------------------------
VP ULTRA SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                  $1,000          $939.30          $4.81         1.00%
--------------------------------------------------------------------------------
Class II                 $1,000          $939.00          $5.53         1.15%
--------------------------------------------------------------------------------
Class III                $1,000          $939.20          $4.81         1.00%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                  $1,000        $1,019.84          $5.01         1.00%
--------------------------------------------------------------------------------
Class II                 $1,000        $1,019.09          $5.76         1.15%
--------------------------------------------------------------------------------
Class III                $1,000        $1,019.84          $5.01         1.00%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  181, the number of days in the most recent fiscal half-year,divided by 365, to reflect the one-half year period.

------
8

VP Ultra - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.0%

AIR FREIGHT & LOGISTICS -- 3.4%
--------------------------------------------------------------------------------
            24,226   C.H. Robinson Worldwide Inc.                  $  1,291,246
--------------------------------------------------------------------------------
            30,206   Expeditors International
                     of Washington, Inc.                              1,691,838
--------------------------------------------------------------------------------
            45,167   FedEx Corporation                                5,278,216
--------------------------------------------------------------------------------
            97,712   United Parcel
                     Service, Inc. Cl B                               8,044,628
--------------------------------------------------------------------------------
                                                                     16,305,928
--------------------------------------------------------------------------------

BIOTECHNOLOGY -- 2.3%
--------------------------------------------------------------------------------
            75,987   Amgen Inc.(1)                                    4,956,632
--------------------------------------------------------------------------------
            70,426   Genentech, Inc.(1)                               5,760,847
--------------------------------------------------------------------------------
                                                                     10,717,479
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 2.9%
--------------------------------------------------------------------------------
            41,262   Goldman Sachs
                     Group, Inc. (The)                                6,207,044
--------------------------------------------------------------------------------
            32,799   Legg Mason, Inc.                                 3,264,156
--------------------------------------------------------------------------------
           116,624   T. Rowe Price Group Inc.                         4,409,553
--------------------------------------------------------------------------------
                                                                     13,880,753
--------------------------------------------------------------------------------

CHEMICALS -- 1.9%
--------------------------------------------------------------------------------
           107,450   Monsanto Co.                                     9,046,216
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 1.2%
--------------------------------------------------------------------------------
            84,022   Wells Fargo & Co.                                5,636,196
--------------------------------------------------------------------------------

COMMUNICATIONS EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
           228,574   Cisco Systems Inc.(1)                            4,464,050
--------------------------------------------------------------------------------
           258,366   QUALCOMM Inc.                                   10,352,726
--------------------------------------------------------------------------------
                                                                     14,816,776
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 2.3%
--------------------------------------------------------------------------------
            79,670   Apple Computer, Inc.(1)                          4,550,750
--------------------------------------------------------------------------------
           252,383   Dell Inc.(1)                                     6,160,669
--------------------------------------------------------------------------------
                                                                     10,711,419
--------------------------------------------------------------------------------

CONSUMER FINANCE -- 2.6%
--------------------------------------------------------------------------------
           229,040   SLM Corporation                                 12,120,797
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.9%
--------------------------------------------------------------------------------
             9,580   iShares FTSE/Xinhua China 25
                     Index Fund(1)                                      735,169
--------------------------------------------------------------------------------
            26,390   Standard and Poor's 500
                     Depositary Receipt                               3,354,433
--------------------------------------------------------------------------------
                                                                      4,089,602
--------------------------------------------------------------------------------

DIVERSIFIED CONSUMER SERVICES -- 2.6%
--------------------------------------------------------------------------------
           238,238   Apollo Group Inc. Cl A(1)                       12,309,757
--------------------------------------------------------------------------------

Shares                                                                 Value
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 2.1%
--------------------------------------------------------------------------------
            11,480   Chicago Mercantile
                     Exchange Holdings Inc.                        $  5,638,401
--------------------------------------------------------------------------------
            43,912   McGraw-Hill
                     Companies, Inc. (The)                            2,205,700
--------------------------------------------------------------------------------
            39,686   Moody's Corp.                                    2,161,300
--------------------------------------------------------------------------------
                                                                     10,005,401
--------------------------------------------------------------------------------

ENERGY EQUIPMENT & SERVICES -- 1.1%
--------------------------------------------------------------------------------
            77,970   Schlumberger Ltd.                                5,076,627
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 6.9%
--------------------------------------------------------------------------------
            53,590   Costco Wholesale Corporation                     3,061,597
--------------------------------------------------------------------------------
           421,419   Wal-Mart Stores, Inc.                           20,299,753
--------------------------------------------------------------------------------
           152,202   Walgreen Co.                                     6,824,738
--------------------------------------------------------------------------------
            42,210   Whole Foods Market, Inc.                         2,728,454
--------------------------------------------------------------------------------
                                                                     32,914,542
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 0.4%
--------------------------------------------------------------------------------
            43,220   Wm. Wrigley Jr. Co.                              1,960,459
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT & SUPPLIES -- 4.2%
--------------------------------------------------------------------------------
            41,223   Boston Scientific Corp.(1)                         694,195
--------------------------------------------------------------------------------
           124,705   Medtronic, Inc.                                  5,851,159
--------------------------------------------------------------------------------
            60,512   St. Jude Medical, Inc.(1)                        1,961,799
--------------------------------------------------------------------------------
           109,150   Stryker Corp.                                    4,596,307
--------------------------------------------------------------------------------
            51,342   Varian Medical Systems, Inc.(1)                  2,431,044
--------------------------------------------------------------------------------
            72,945   Zimmer Holdings Inc.(1)                          4,137,440
--------------------------------------------------------------------------------
                                                                     19,671,944
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES -- 3.9%
--------------------------------------------------------------------------------
            20,530   Express Scripts, Inc.(1)                         1,472,822
--------------------------------------------------------------------------------
            70,200   Quest Diagnostics Inc.                           4,206,384
--------------------------------------------------------------------------------
           280,614   UnitedHealth Group
                     Incorporated                                    12,565,895
--------------------------------------------------------------------------------
                                                                     18,245,101
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 7.2%
--------------------------------------------------------------------------------
           213,609   Carnival Corporation                             8,916,039
--------------------------------------------------------------------------------
            58,810   Cheesecake Factory Inc.(1)                       1,584,930
--------------------------------------------------------------------------------
            11,104   Chipotle Mexican
                     Grill Inc. Cl A(1)                                 676,789
--------------------------------------------------------------------------------
           355,831   International Game
                     Technology                                      13,500,227
--------------------------------------------------------------------------------
         1,019,260   PartyGaming plc ORD                              2,174,843
--------------------------------------------------------------------------------
            50,379   PF Chang's China
                     Bistro, Inc.(1)                                  1,915,410
--------------------------------------------------------------------------------
           146,864   Starbucks Corporation(1)                         5,545,585
--------------------------------------------------------------------------------
                                                                     34,313,823
--------------------------------------------------------------------------------

See Notes to Financial Statements.                                  (continued)

------
9

VP Ultra - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                 Value
--------------------------------------------------------------------------------

HOUSEHOLD DURABLES -- 0.2%
--------------------------------------------------------------------------------
            47,290   D.R. Horton, Inc.                             $  1,126,448
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 0.6%
--------------------------------------------------------------------------------
            48,490   Procter & Gamble Co. (The)                       2,696,044
--------------------------------------------------------------------------------

INSURANCE -- 4.8%
--------------------------------------------------------------------------------
           108,569   Aflac Inc.                                       5,032,173
--------------------------------------------------------------------------------
            52,116   Ambac Financial Group, Inc.                      4,226,608
--------------------------------------------------------------------------------
             3,740   Berkshire Hathaway Inc. Cl B(1)                 11,380,819
--------------------------------------------------------------------------------
            87,260   Progressive Corp. (The)                          2,243,455
--------------------------------------------------------------------------------
                                                                     22,883,055
--------------------------------------------------------------------------------

INTERNET & CATALOG RETAIL -- 2.6%
--------------------------------------------------------------------------------
           322,999   Amazon.com, Inc.(1)                             12,493,601
--------------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES -- 9.2%
--------------------------------------------------------------------------------
            56,870   Digital River Inc.(1)                            2,296,979
--------------------------------------------------------------------------------
           461,838   eBay Inc.(1)                                    13,527,235
--------------------------------------------------------------------------------
            22,410   Google Inc. Cl A(1)                              9,397,185
--------------------------------------------------------------------------------
           157,140   VeriSign, Inc.(1)                                3,640,934
--------------------------------------------------------------------------------
           453,680   Yahoo! Inc.(1)                                  14,971,440
--------------------------------------------------------------------------------
                                                                     43,833,773
--------------------------------------------------------------------------------

IT SERVICES -- 7.9%
--------------------------------------------------------------------------------
           153,821   Accenture Ltd. Cl A                              4,356,211
--------------------------------------------------------------------------------
           144,312   Checkfree Corp.(1)                               7,152,103
--------------------------------------------------------------------------------
           355,590   First Data Corp.                                16,015,773
--------------------------------------------------------------------------------
           256,952   Paychex, Inc.                                   10,015,989
--------------------------------------------------------------------------------
                                                                     37,540,076
--------------------------------------------------------------------------------

LIFE SCIENCES TOOLS & SERVICES -- 1.0%
--------------------------------------------------------------------------------
            66,510   Fisher Scientific International(1)               4,858,556
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 1.2%
--------------------------------------------------------------------------------
           113,814   Target Corp.                                     5,562,090
--------------------------------------------------------------------------------

OFFICE ELECTRONICS -- 0.2%
--------------------------------------------------------------------------------
            31,250   Zebra Technologies
                     Corp. Cl A(1)                                    1,067,500
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 3.7%
--------------------------------------------------------------------------------
            75,136   Apache Corp.                                     5,128,032
--------------------------------------------------------------------------------
           106,030   EnCana Corp.                                     5,581,419
--------------------------------------------------------------------------------
            15,430   Exxon Mobil Corp.                                  946,631
--------------------------------------------------------------------------------
            73,140   Suncor Energy Inc.                               5,925,071
--------------------------------------------------------------------------------
                                                                     17,581,153
--------------------------------------------------------------------------------

PERSONAL PRODUCTS -- 0.5%
--------------------------------------------------------------------------------
            72,498   Avon Products, Inc.                              2,247,438
--------------------------------------------------------------------------------

Shares/Principal Amount                                                Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 2.2%
--------------------------------------------------------------------------------
            40,985   Abraxis BioScience Inc.(1)                         977,082
--------------------------------------------------------------------------------
           296,534   Teva Pharmaceutical
                     Industries Ltd. ADR                              9,367,509
--------------------------------------------------------------------------------
                                                                     10,344,591
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 3.1%
--------------------------------------------------------------------------------
         1,240,160   ARM Holdings plc ORD                             2,594,639
--------------------------------------------------------------------------------
            23,080   Broadcom Corp. Cl A(1)                             693,554
--------------------------------------------------------------------------------
            50,054   KLA-Tencor Corp.                                 2,080,745
--------------------------------------------------------------------------------
           127,549   Maxim Integrated Products, Inc.                  4,095,598
--------------------------------------------------------------------------------
           156,571   Microchip Technology Inc.                        5,252,957
--------------------------------------------------------------------------------
                                                                     14,717,493
--------------------------------------------------------------------------------

SOFTWARE -- 4.6%
--------------------------------------------------------------------------------
            72,590   Adobe Systems Inc.(1)                            2,203,832
--------------------------------------------------------------------------------
           271,418   Electronic Arts Inc.(1)                         11,681,832
--------------------------------------------------------------------------------
            54,615   NAVTEQ Corp.(1)                                  2,440,198
--------------------------------------------------------------------------------
           104,890   Red Hat Inc.(1)                                  2,454,426
--------------------------------------------------------------------------------
            43,300   Salesforce.com Inc.(1)                           1,154,378
--------------------------------------------------------------------------------
           114,906   Symantec Corp.(1)                                1,785,639
--------------------------------------------------------------------------------
                                                                     21,720,305
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 6.6%
--------------------------------------------------------------------------------
           241,728   Bed Bath & Beyond Inc.(1)                        8,018,118
--------------------------------------------------------------------------------
           247,900   CarMax, Inc.(1)                                  8,790,534
--------------------------------------------------------------------------------
           142,852   Lowe's Companies, Inc.                           8,666,831
--------------------------------------------------------------------------------
           233,715   PETsMART, Inc.                                   5,983,104
--------------------------------------------------------------------------------
                                                                     31,458,587
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 0.6%
--------------------------------------------------------------------------------
            68,770   Countrywide
                     Financial Corporation                            2,618,762
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $451,007,854)                                                 464,572,292
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 2.7%
--------------------------------------------------------------------------------
       $12,600,000   FHLB Discount Notes,
                     4.90%, 7/3/06(2)
(Cost $12,596,570)                                                   12,600,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.7%
(Cost $463,604,424)                                                 477,172,292
--------------------------------------------------------------------------------

OTHER ASSETS AND LIABILITIES -- (0.7)%                               (3,417,373)
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                         $473,754,919
================================================================================

See Notes to Financial Statements.                                  (continued)

------
10

VP Ultra - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
--------------------------------------------------------------------------------
   Contracts to Sell    Settlement Date       Value       Unrealized Gain (Loss)
--------------------------------------------------------------------------------
 1,294,964 GBP for USD     7/31/06          $2,393,736          $(34,991)
                                          ======================================
(Value on Settlement Date $2,358,745)

NOTES TO SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
ADR = American Depositary Receipt
FHLB = Federal Home Loan Bank
GBP = British Pound
ORD = Foreign Ordinary Share
USD = United States Dollar
(1) Non-income producing.
(2) The rate indicated is the yield to maturity at purchase.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $463,604,424)             $477,172,292
--------------------------------------------------------
Cash                                                                  2,895,469
--------------------------------------------------------
Receivable for investments sold                                         489,094
--------------------------------------------------------
Dividends and interest receivable                                       127,668
--------------------------------------------------------------------------------
                                                                    480,684,523
--------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                     6,481,181
--------------------------------------------------------
Payable for forward foreign currency exchange contracts                  34,991
--------------------------------------------------------
Accrued management fees                                                 343,315
--------------------------------------------------------
Distribution fees payable                                                70,117
--------------------------------------------------------------------------------
                                                                      6,929,604
--------------------------------------------------------------------------------

NET ASSETS                                                         $473,754,919
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                            $475,591,571
--------------------------------------------------------
Accumulated net investment loss                                        (477,738)
--------------------------------------------------------
Accumulated net realized loss on investment and
foreign currency transactions                                       (14,891,791)
--------------------------------------------------------
Net unrealized appreciation on investments and
translation of assets and liabilities in
foreign currencies                                                   13,532,877
--------------------------------------------------------------------------------
                                                                   $473,754,919
================================================================================

CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $109,157,186
--------------------------------------------------------
Shares outstanding                                                   11,200,008
--------------------------------------------------------
Net asset value per share                                                 $9.75
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $362,875,595
--------------------------------------------------------
Shares outstanding                                                   37,427,934
--------------------------------------------------------
Net asset value per share                                                 $9.70
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $1,722,138
--------------------------------------------------------
Shares outstanding                                                      176,843
--------------------------------------------------------
Net asset value per share                                                 $9.74
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------
Dividends (net of foreign taxes withheld of $9,015)                $  1,430,731
--------------------------------------------------------
Interest                                                                236,870
--------------------------------------------------------------------------------
                                                                      1,667,601
--------------------------------------------------------------------------------

EXPENSES:
--------------------------------------------------------
Management fees                                                       1,784,661
--------------------------------------------------------
Distribution fees -- Class II                                           352,742
--------------------------------------------------------
Directors' fees and expenses                                              4,899
--------------------------------------------------------
Other expenses                                                            3,037
--------------------------------------------------------------------------------
                                                                      2,145,339
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                           (477,738)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------
Investment transactions                                              (3,943,637)
--------------------------------------------------------
Foreign currency transactions                                          (112,789)
--------------------------------------------------------------------------------
                                                                     (4,056,426)
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------
Investments                                                         (22,664,026)
--------------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                                   (47,694)
--------------------------------------------------------------------------------
                                                                    (22,711,720)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                             (26,768,146)
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                          $(27,245,884)
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005

--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                         2006          2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                           $(477,738)  $   (390,303)
------------------------------------------
Net realized gain (loss)                              (4,056,426)     4,285,461
------------------------------------------
Change in net unrealized
appreciation (depreciation)                          (22,711,720)     4,436,227
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            (27,245,884)     8,331,385
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                      178,748,877    141,480,774
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                151,502,993    149,812,159

NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                  322,251,926    172,439,767
--------------------------------------------------------------------------------
End of period                                       $473,754,919   $322,251,926
================================================================================

Accumulated net investment loss                        $(477,738)            --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Ultra Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing primarily in equity securities of large companies that management believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.
Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE  CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

As of December 31, 2005, the fund had accumulated net realized capital loss carryovers for federal income tax purposes of $7,123,403, which may be used to offset future taxable gains. Capital loss carryovers of $2,033,731, $2,696,809 and $2,392,863 expire in 2010, 2011 and 2012, respectively.

The fund has elected to treat $107,357 of net capital losses incurred in the two-month period ended December 31, 2005, as having been incurred in the following fiscal year for federal income tax purposes.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the
American Century family of funds, but that have the same investment team and investment strategy. The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                           CLASSES I & III      CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $5 billion                                1.000%           0.900%
--------------------------------------------------------------------------------
Next $5 billion                                 0.990%           0.890%
--------------------------------------------------------------------------------
Next $5 billon                                  0.980%           0.880%
--------------------------------------------------------------------------------
Next $5 billion                                 0.970%           0.870%
--------------------------------------------------------------------------------
Next $5 billion                                 0.950%           0.850%
--------------------------------------------------------------------------------
Next $5 billion                                 0.900%           0.800%
--------------------------------------------------------------------------------
Over $30 billion                                0.800%           0.700%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 1.00%, 0.90%, and 1.00% for Class I, Class II and
Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

                                                                    (continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

3. INVESTMENT TRANSACTIONS

Investment transactions, excluding short-term investments, for the six months ended June 30, 2006, were as follows:

--------------------------------------------------------------------------------
Purchases                                                        $290,307,177
-------------------------------------------------------
Proceeds from sales                                              $110,487,919
--------------------------------------------------------------------------------

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:
--------------------------------------------------------------------------------
Federal tax cost of investments                                  $469,376,485
================================================================================
Gross tax appreciation of investments                             $30,579,633
-------------------------------------------------------
Gross tax depreciation of investments                             (22,783,826)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)of investments                  $7,795,807
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales and return of capital dividends.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

                                                        SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                   3,769,463   $ 38,485,910
-----------------------------------------
Redeemed                                              (2,742,510)   (28,282,858)
--------------------------------------------------------------------------------

Net increase (decrease)                                1,026,953   $ 10,203,052
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                    100,000,000
================================================================================
Sold                                                   6,126,580   $ 60,963,982
-----------------------------------------
Redeemed                                              (3,780,405)   (37,629,922)
--------------------------------------------------------------------------------

Net increase (decrease)                                2,346,175   $ 23,334,060
================================================================================
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                  18,197,533   $184,540,852
-----------------------------------------
Redeemed                                              (1,443,678)   (14,787,594)
--------------------------------------------------------------------------------
Net increase (decrease)                               16,753,855   $169,753,258
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                     50,000,000
================================================================================
Sold                                                  12,794,864   $128,119,595
-----------------------------------------
Redeemed                                              (1,205,410)   (11,875,904)
--------------------------------------------------------------------------------
Net increase (decrease)                               11,589,454   $116,243,691
================================================================================

                                                                    (continued)

------
18

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS (CONTINUED)

                                                      SHARES         AMOUNT
--------------------------------------------------------------------------------
CLASS III
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                   50,000,000
================================================================================
Sold                                                   106,448    $1,105,880
-----------------------------------------
Redeemed                                              (228,366)   (2,313,313)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                               (121,918)  $(1,207,433)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                   50,000,000
================================================================================
Sold                                                 1,643,778   $15,479,845
-----------------------------------------
Redeemed                                            (1,440,232)  (13,576,822)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                                203,546    $1,903,023
================================================================================

(1)  Net of redemption fees of $370.

(2)  Net of redemption fees of $134,910.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
19

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-------------------------------------------------------------------------------------------------------
                                                                       CLASS I
-------------------------------------------------------------------------------------------------------
                                              2006(1)     2005      2004     2003      2002   2001(2)
-------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.38     $10.16    $9.18    $7.35     $9.53   $10.00
-------------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(3)              (0.01)     (0.01)    --(4)   (0.01)     0.02     --(4)
------------------------------------------
  Net Realized and
  Unrealized Gain (Loss)                       (0.62)      0.22     0.98     1.84     (2.18)   (0.47)
-------------------------------------------------------------------------------------------------------
  Total From Investment Operations             (0.63)      0.21     0.98     1.83     (2.16)   (0.47)
-------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                    --           --     --       --      (0.02)       --
-------------------------------------------------------------------------------------------------------
Redemption Fees(3)                              --(4)      0.01     --(4)    --(4)    --(4)       --
-------------------------------------------------------------------------------------------------------

Net Asset Value, End of Period                 $9.75     $10.38   $10.16    $9.18    $7.35     $9.53
=======================================================================================================
  TOTAL RETURN(5)                              (6.07)%     2.17%   10.68%   24.90%  (22.71)%   (4.70)%

RATIOS/SUPPLEMENTAL DATA
-------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%(6)     1.01%    1.00%    1.01%     1.00%  1.00%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.13)%(6)   (0.08)%    0.05%   (0.15%)    0.19%  0.16%(6)
------------------------------------------
Portfolio Turnover Rate                            29%       58%      45%     111%      168%       48%
------------------------------------------
Net Assets, End of Period (in thousands)      $109,157  $105,560  $79,489  $63,364   $31,621   $30,801
-------------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 1, 2001 (inception) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

See Notes to Financial Statements.

------
20

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
---------------------------------------------------------------------------------------------
                                                                 CLASS II
---------------------------------------------------------------------------------------------
                                              2006(1)     2005      2004     2003    2002(2)
---------------------------------------------------------------------------------------------
PER-SHARE DATA
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.33     $10.13    $9.16    $7.34    $9.16
---------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(3)              (0.01)     (0.02)    --(4)   (0.03)    --(4)
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      (0.62)      0.21     0.97     1.85    (1.81)
---------------------------------------------------------------------------------------------
  Total From Investment Operations             (0.63)      0.19     0.97     1.82    (1.81)
---------------------------------------------------------------------------------------------
Distributions
------------------------------------------
  From Net Investment Income                    --           --     --       --      (0.01)
---------------------------------------------------------------------------------------------
Redemption Fees(3)                              --(4)      0.01     --(4)    --(4)    --(4)
---------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.70     $10.33   $10.13    $9.16    $7.34
=============================================================================================
  TOTAL RETURN(5)                              (6.10)%     1.97%   10.59%   24.80%  (19.80)%

RATIOS/SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.15%(6)     1.16%    1.15%    1.16%  1.15%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.28)%(6)   (0.23)%  (0.10)%  (0.30)%  0.07%(6)
------------------------------------------
Portfolio Turnover Rate                            29%       58%      45%     111%   168%(7)
------------------------------------------
Net Assets, End of Period (in thousands)      $362,876  $213,594  $91,984  $26,831    $2,635
---------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 1, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
21

VP Ultra - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
----------------------------------------------------------------------------------------------
                                                                  CLASS III
----------------------------------------------------------------------------------------------
                                               2006(1)    2005      2004      2003   2002(2)
----------------------------------------------------------------------------------------------
PER-SHARE DATA
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $10.37     $10.15    $9.17     $7.34   $9.08
----------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(3)              (0.01)      --(4)    0.01     (0.02)   0.01
------------------------------------------
  Net Realized and Unrealized Gain (Loss)      (0.62)      0.21     0.97      1.85   (1.74)
----------------------------------------------------------------------------------------------
  Total From Investment Operations             (0.63)      0.21     0.98      1.83   (1.73)
----------------------------------------------------------------------------------------------
Distributions
-----------------------------------
  From Net Investment Income                    --          --      --       --      (0.01)
----------------------------------------------------------------------------------------------
Redemption Fees(3)                              --(4)      0.01     --(4)    --(4)    --(4)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $9.74     $10.37   $10.15    $9.17    $7.34
==============================================================================================
  TOTAL RETURN(5)                              (6.08)%     2.17%   10.69%   24.93%  (19.02)%

RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         1.00%(6)     1.01%    1.00%    1.01%  1.00%(6)
------------------------------------------
Ratio of Net Investment Income (Loss)
to Average Net Assets                       (0.13)%(6)   (0.08)%    0.05%  (0.15)%  0.14%(6)
------------------------------------------
Portfolio Turnover Rate                            29%       58%      45%     111%   168%(7)
------------------------------------------
Net Assets, End of Period (in thousands)        $1,722    $3,098     $966     $339      $257
----------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 13, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Per-share amount was less than $0.005.

(5) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(6) Annualized.

(7) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

Approval of Management Agreement for VP Ultra

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Ultra (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
23

Approval of Management Agreement for VP Ultra

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market

                                                                    (continued)

------
24

Approval of Management Agreement for VP Ultra

conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was below the median for its peer group. The board discussed the fund's performance with the advisor and was satisfied with the efforts being undertaken by the advisor.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale

                                                                    (continued)

------
25

Approval of Management Agreement for VP Ultra

through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing

                                                                    (continued)

------
26

Approval of Management Agreement for VP Ultra

infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, assisted by the advice of legal counsel independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor, negotiated changes to the breakpoint schedule used to calculate the management fee. These changes were proposed by the Directors based on their review of the competitive changes in the mutual fund marketplace and their review of financial information provided by the advisor. The new schedule, effective July 29, 2006, contains lower management fees at certain asset levels than under the existing structure.
Following these negotiations with the advisor, the independent directors concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
27

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
28

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization).

The RUSSELL 1000(reg.tm) GROWTH INDEX measures the performance of those Russell
1000 Index companies (the 1,000 largest of the 3,000 largest publicly traded
U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth rates.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
29

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo,
American Century and American Century
Investments are service marks of American
Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50651             All rights reserved.

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy]

JUNE 30, 2006

VP Value Fund

[american century investments logo and text logo]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns. . . . . . . . . . . . . . . . . . . . . . . . . 2

VP VALUE

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Phil Davidson]

BY PHIL DAVIDSON, CHIEF INVESTMENT OFFICER, U.S. VALUE EQUITY

Stocks opened 2006 on a high note, advancing strongly during the first quarter.
Racking up its best opening-quarter performance since 1999, the S&P 500 Index was up 4.21%, nearly matching its return for all of 2005.

But three factors that had been weighing on the market for the better part of a year -- high energy prices, investor uneasiness about inflation and rising interest rates -- finally created a perfect storm during the second quarter. The pivot point was May 10, just five days after the S&P 500 Index had reached a five-year high, when the Federal Reserve raised its short-term target interest rate for the 16th consecutive time since June 2004. Sentiment here and around the world turned on a dime, touching-off a turbulent, global flight from stocks.

The reaction was swift and steep. The S&P 500 had gained 6.81% through May 9, outdistancing its nearly 5% return for all of 2005. During the last three weeks of May, the index dropped 3.85%, registering its worst May performance in more than 20 years. The tech-heavy Nasdaq Composite fell 6%, while the Dow Jones
Industrial Average, which had been just 80 points shy of a record high on May
10, dropped almost 4%.

Stocks cut a choppy path through June as investors weighed whether the Fed would increase interest rates again at the end of the month. In one final gyration, the market rallied strongly June 29 after the Fed raised rates by another quarter point, while seemingly moderating its interest-rate policy statement.
Twenty-four hours later, only one of the three major U.S. indices, the Dow, was in the black for the second quarter, up just under one percent.

In the value realm, small- and mid-sized companies had the highest returns for the six months, as evidenced by the Russell 2000 Value Index's gain of 10.44%.
Larger value companies, tracked by the Russell 1000 Value Index, were up 6.56%.
On the whole, value shares performed better than growth across the capitalization range, with the greatest edge among larger businesses.

The period was marked by a continuing rally in lower-quality issues, as investors rewarded stocks rated B or lower (Standard & Poor's defines high-quality stocks as B+ or higher). A+ shares -- some of the market's strongest and most stable companies -- actually had the lowest returns for the six months. Historically, market cycles led by low-quality stocks have tended to dampen the returns of American Century's value funds, which generally seek higher-quality value stocks.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

VP Value - Performance

TOTAL RETURNS AS OF JUNE 30, 2006
                                        ---------------------------------
                                             AVERAGE ANNUAL RETURNS
--------------------------------------------------------------------------------------
                                                                 SINCE      INCEPTION
                 6 MONTHS(1)  1 YEAR    5 YEARS    10 YEARS    INCEPTION      DATE
--------------------------------------------------------------------------------------
CLASS I            3.04%       7.77%     7.97%      10.28%      10.40%       5/1/96
--------------------------------------------------------------------------------------
RUSSELL 3000
VALUE INDEX(2)     6.90%      12.32%     7.36%      10.97%      10.92%         --
--------------------------------------------------------------------------------------
S&P 500 INDEX(2)   2.71%       8.63%     2.49%       8.32%       8.48%         --
--------------------------------------------------------------------------------------
LIPPER MULTI-CAP
VALUE INDEX(2)     4.27%       9.79%     6.26%       9.48%       9.40%         --
--------------------------------------------------------------------------------------
Class II           2.99%       7.59%      --          --         7.65%       8/14/01
--------------------------------------------------------------------------------------
Class III          3.04%       7.77%      --          --         8.65%       5/6/02
--------------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

                                                                    (continued)

------
3

VP Value - Performance

GROWTH OF $10,000 OVER 10 YEARS

$10,000 investment made June 30, 1996

ONE-YEAR RETURNS OVER 10 YEARS

Periods ended June 30
-----------------------------------------------------------------------------------------------------
                    1997    1998    1999     2000     2001     2002     2003    2004    2005   2006
-----------------------------------------------------------------------------------------------------
Class I            23.86%  17.80%  11.98%  -15.88%   31.94%    1.12%   -0.49%  25.20%   8.08%  7.77%
-----------------------------------------------------------------------------------------------------
Russell 3000
Value Index        32.66%  27.95%  14.39%   -8.38%   11.64%   -7.75%   -1.23%  22.14%  14.09% 12.32%
-----------------------------------------------------------------------------------------------------
S&P 500 Index      34.70%  30.16%  22.76%    7.25%  -14.83%  -17.99%    0.25%  19.11%   6.32%  8.63%
-----------------------------------------------------------------------------------------------------
Lipper Multi-Cap
Value Index        28.73%  20.39%   9.61%   -6.66%   15.14%  -10.89%    2.13%  22.22%  10.95%  9.79%
-----------------------------------------------------------------------------------------------------

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the indices are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the indices do not.

------
4

VP Value - Portfolio Commentary

PORTFOLIO MANAGERS: PHIL DAVIDSON, MICHAEL LISS AND SCOTT MOORE

Despite an equities market in which investors generally preferred lower quality, momentum-driven stocks, VP Value -- which concentrates on higher quality businesses with strong market positions and sound balance sheets -- gained 3.04%
* during the six months ended June 30, 2006. The portfolio's return trailed the
Lipper Multi-Cap Value Index, which was up 4.27%. The Russell 3000 Value Index, indicative of the value side of the market, was up 6.90%. The S&P 500 Index, representative of the broad market, gained 2.71%.

Looking longer-term, from the fund's inception on May 1, 1996, VP Value has produced an average annualized return of 10.40%, ahead of the 9.40% figure posted by the Lipper Multi-Cap Value Index. The Russell 3000 Value Index and the
S&P 500 Index have average annualized returns of 10.92% and 8.48%, respectively, for the same period.

CONSUMER STAPLES LEAD PORTFOLIO

Uncertainty during the final two months of the period sent many investors searching for "safer" stocks, and VP Value was rewarded for taking overweight positions in providers of everyday household products and food and beverages, items that consumers tend to purchase regardless of the investment or market climate. Our top-contributing securities included Kraft Foods Inc. and
Kimberly-Clark Corp. Kraft, the largest branded food and beverage company in the
United States, has been increasing its investments in brand-building and new product innovations. Kimberly-Clark is one of the world's largest makers of personal-care paper products. In the beverage realm, Anheuser-Busch added to our results. The world's largest brewing company is benefiting from a more favorable pricing environment and a growing international beer presence.

INDUSTRIALS ADD TO RESULTS

In industrials, the portfolio benefited from positions in several commercial services companies. Waste Management Inc., the largest solid waste management company in the country, was a standout. Fueled by expanding margins and continued cost control, Waste Management continued to improve its operating performance. Republic Services, another leading waste management firm, continued
to report strong results. In addition to raising its dividend 17% during the period, Republic Services announced plans to repurchase more than 9% of its

TOP TEN HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                      4.5%                  3.0%
--------------------------------------------------------------------------------
International Flavors
& Fragrances Inc.                         4.2%                  3.2%
--------------------------------------------------------------------------------
Bank of America Corp.                     3.6%                  4.3%
--------------------------------------------------------------------------------
American International
Group, Inc.                               3.6%                  1.8%
--------------------------------------------------------------------------------
Freddie Mac                               3.4%                  1.5%
--------------------------------------------------------------------------------
Equitable Resources Inc.                  2.9%                   --
--------------------------------------------------------------------------------
Kraft Foods Inc. Cl A                     2.4%                  4.6%
--------------------------------------------------------------------------------
Beckman Coulter, Inc.                     2.4%                  1.5%
--------------------------------------------------------------------------------
Chevron Corp.                             2.3%                   --
--------------------------------------------------------------------------------
Intel Corp.                               2.2%                  0.6%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are
  for Class I shares.Total returns for periods less
  than one year are not annualized.                                 (continued)

------
5

VP Value - Portfolio Commentary

stock during 2006. These two businesses are indicative of the types of companies
VP Value seeks to own: high-quality businesses with strong cash flows and sound balance sheets.

ARAMARK Corp., also boosted our results. The company provides a broad range of managed services (particularly food services) to businesses, educational institutions, health care providers and sports venues. During the second quarter, the stock benefited from a management-led buyout proposal that offered a material premium for the shares.

MATERIALS ANOTHER PLUS

International Flavors & Fragrances Inc. (IFF) topped our investments in the materials sector. The company is a leading manufacturer and creator of chemical compounds used to impart or improve the flavor or fragrance in a diverse variety of consumer products ranging from perfumes and cosmetics to food and beverages.
Not only does IFF have recession-resistant end markets, its sales in developing markets like China, India and Latin America are growing strongly.

SOME DISAPPOINTMENTS

Consumer discretionary businesses, a broad waterfront of companies involved in pursuits such as retailing, media, hotels, restaurants and leisure products, slowed our progress the most. In retailing, discounter Dollar General Corp.
found its profits squeezed by steep markdowns, higher shrink, and gasoline prices that both raised transportation costs and slowed spending by the chain's low-income customers. We believe the company's issues are manageable and increased our position during the period.

Our largest detractors also included media company Westwood One, Inc., the nation's largest radio network and the leading distributor of national radio programs. In addition to facing a weak advertising environment, Westwood One is contending with rising operating expenses as it invests in new programming.

LOOKING AHEAD

We will continue to adhere to our discipline of seeking seasoned, well-managed companies whose shares appear to be undervalued for reasons unrelated to the firms' fundamental or financial health. This strategy has delivered attractive, risk-adjusted returns over time.

TOP FIVE INDUSTRIES
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Chemicals                                 7.8%                  7.4%
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels               7.6%                  6.1%
--------------------------------------------------------------------------------
Insurance                                 6.5%                  5.0%
--------------------------------------------------------------------------------
Pharmaceuticals                           6.1%                  6.7%
--------------------------------------------------------------------------------
Thrifts &
Mortgage Finance                          5.9%                  3.4%
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Common Stocks                            98.6%                 96.9%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          0.3%                  4.2%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                           1.1%                (1.1)%
--------------------------------------------------------------------------------

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                    (continued)

------
7

Shareholder Fee Example (Unaudited)

--------------------------------------------------------------------------------
                                                     EXPENSES PAID
                        BEGINNING         ENDING     DURING PERIOD*  ANNUALIZED
                      ACCOUNT VALUE   ACCOUNT VALUE    1/1/06 -       EXPENSE
                         1/1/06          6/30/06        6/30/06       RATIO*
--------------------------------------------------------------------------------
VP VALUE SHAREHOLDER FEE EXAMPLE
--------------------------------------------------------------------------------
ACTUAL
--------------------------------------------------------------------------------
Class I                  $1,000          $1,030.40       $4.68         0.93%
--------------------------------------------------------------------------------
Class II                 $1,000          $1,029.90       $5.44         1.08%
--------------------------------------------------------------------------------
Class III                $1,000          $1,030.40       $4.68         0.93%
--------------------------------------------------------------------------------
HYPOTHETICAL
--------------------------------------------------------------------------------
Class I                  $1,000          $1,020.18       $4.66         0.93%
--------------------------------------------------------------------------------
Class II                 $1,000          $1,019.44       $5.41         1.08%
--------------------------------------------------------------------------------
Class III                $1,000          $1,020.18       $4.66         0.93%
--------------------------------------------------------------------------------

* Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
  181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.6%

AEROSPACE & DEFENSE -- 0.7%
--------------------------------------------------------------------------------
        432,719   Honeywell
                  International Inc.                             $   17,438,576
--------------------------------------------------------------------------------

AUTO COMPONENTS -- 0.7%
--------------------------------------------------------------------------------
      1,520,143   Cooper Tire & Rubber Co.                           16,934,393
--------------------------------------------------------------------------------

BEVERAGES -- 2.9%
--------------------------------------------------------------------------------
        929,997   Anheuser-Busch
                  Companies, Inc.                                    42,398,563
--------------------------------------------------------------------------------
      1,627,421   Coca-Cola Enterprises Inc.                         33,150,566
--------------------------------------------------------------------------------
                                                                     75,549,129
--------------------------------------------------------------------------------

BUILDING PRODUCTS -- 1.1%
--------------------------------------------------------------------------------
        950,015   Masco Corp.                                        28,158,445
--------------------------------------------------------------------------------

CAPITAL MARKETS -- 0.7%
--------------------------------------------------------------------------------
        148,164    Merrill Lynch & Co., Inc.                         10,306,288
--------------------------------------------------------------------------------
        113,700    Morgan Stanley                                     7,186,977
--------------------------------------------------------------------------------
                                                                     17,493,265
--------------------------------------------------------------------------------

CHEMICALS -- 7.8%
--------------------------------------------------------------------------------
        113,121   Air Products &
                  Chemicals, Inc.                                     7,230,694
--------------------------------------------------------------------------------
        688,240   du Pont (E.I.)
                  de Nemours & Co.                                   28,630,784
--------------------------------------------------------------------------------
      3,022,335   International Flavors
                  & Fragrances Inc.                                 106,507,086
--------------------------------------------------------------------------------
        803,922   Minerals Technologies Inc.                         41,803,944
--------------------------------------------------------------------------------
        853,300   Nalco Holding Co.(1)                               15,043,679
--------------------------------------------------------------------------------
                                                                    199,216,187
--------------------------------------------------------------------------------

COMMERCIAL BANKS -- 4.6%
--------------------------------------------------------------------------------
        110,400   BB&T Corporation                                    4,591,536
--------------------------------------------------------------------------------
      1,308,178   Fifth Third Bancorp                                48,337,177
--------------------------------------------------------------------------------
        727,484   SunTrust Banks, Inc.                               55,477,930
--------------------------------------------------------------------------------
        311,291   U.S. Bancorp                                        9,612,666
--------------------------------------------------------------------------------
                                                                    118,019,309
--------------------------------------------------------------------------------

COMMERCIAL SERVICES & SUPPLIES -- 0.8%
--------------------------------------------------------------------------------
        495,724   Republic Services, Inc. Cl A                       19,997,506
--------------------------------------------------------------------------------

COMPUTERS & PERIPHERALS -- 0.8%
--------------------------------------------------------------------------------
        815,412   Dell Inc.(1)                                       19,904,207
--------------------------------------------------------------------------------

CONTAINERS & PACKAGING -- 1.1%
--------------------------------------------------------------------------------
        915,683   Bemis Co., Inc.                                    28,038,213
--------------------------------------------------------------------------------

DIVERSIFIED -- 0.5%
--------------------------------------------------------------------------------
        113,134   Standard and Poor's 500
                  Depositary Receipt                                 14,380,463
--------------------------------------------------------------------------------

DIVERSIFIED FINANCIAL SERVICES -- 4.7%
--------------------------------------------------------------------------------
      1,944,921   Bank of America Corp.                              93,550,700
--------------------------------------------------------------------------------
        542,645   Citigroup Inc.                                     26,177,195
--------------------------------------------------------------------------------
                                                                    119,727,895
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

DIVERSIFIED TELECOMMUNICATION
SERVICES -- 2.4%
--------------------------------------------------------------------------------
        483,510   BellSouth Corp.                                $   17,503,062
--------------------------------------------------------------------------------
        488,007   Commonwealth Telephone
                  Enterprises, Inc.                                  16,182,312
--------------------------------------------------------------------------------
        811,521   Verizon Communications Inc.                        27,177,838
--------------------------------------------------------------------------------
                                                                     60,863,212
--------------------------------------------------------------------------------

ELECTRIC UTILITIES -- 1.2%
--------------------------------------------------------------------------------
        111,200   FPL Group, Inc.                                     4,601,456
--------------------------------------------------------------------------------
      1,294,084   Northeast Utilities                                26,748,716
--------------------------------------------------------------------------------
                                                                     31,350,172
--------------------------------------------------------------------------------

ELECTRICAL EQUIPMENT -- 0.5%
--------------------------------------------------------------------------------
        313,961   Hubbell Inc. Cl B                                  14,960,242
--------------------------------------------------------------------------------

FOOD & STAPLES RETAILING -- 1.5%
--------------------------------------------------------------------------------
        819,636   Wal-Mart Stores, Inc.                              39,481,866
--------------------------------------------------------------------------------

FOOD PRODUCTS -- 5.3%
--------------------------------------------------------------------------------
        793,829   ConAgra Foods, Inc.                                17,551,559
--------------------------------------------------------------------------------
        247,278   General Mills, Inc.                                12,774,381
--------------------------------------------------------------------------------
        559,675   H.J. Heinz Company                                 23,069,804
--------------------------------------------------------------------------------
      1,973,338   Kraft Foods Inc. Cl A                              60,976,145
--------------------------------------------------------------------------------
        957,068   Unilever N.V.
                  New York Shares                                    21,581,883
--------------------------------------------------------------------------------
                                                                    135,953,772
--------------------------------------------------------------------------------

GAS UTILITIES -- 0.7%
--------------------------------------------------------------------------------
        634,124   WGL Holdings Inc.                                  18,357,890
--------------------------------------------------------------------------------

HEALTH CARE EQUIPMENT
& SUPPLIES -- 3.0%
--------------------------------------------------------------------------------
       1,087,887  Beckman Coulter, Inc.                              60,432,123
--------------------------------------------------------------------------------
       1,046,100  Symmetry Medical Inc.(1)                           16,109,940
--------------------------------------------------------------------------------
                                                                     76,542,063
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS
& SERVICES -- 2.3%
--------------------------------------------------------------------------------
        949,317   HCA Inc.                                           40,963,028
--------------------------------------------------------------------------------
        355,206   Universal Health
                  Services, Inc. Cl B                                17,852,654
--------------------------------------------------------------------------------
                                                                     58,815,682
--------------------------------------------------------------------------------

HOTELS, RESTAURANTS & LEISURE -- 3.5%
--------------------------------------------------------------------------------
        436,747   International
                  Speedway Corp.                                     20,251,958
--------------------------------------------------------------------------------
      1,149,575   OSI Restaurant
                  Partners, Inc.                                     39,775,295
--------------------------------------------------------------------------------
        782,962   Speedway Motorsports Inc.                          29,548,986
--------------------------------------------------------------------------------
                                                                     89,576,239
--------------------------------------------------------------------------------

HOUSEHOLD PRODUCTS -- 4.5%
--------------------------------------------------------------------------------
      1,872,944   Kimberly-Clark Corp.                              115,560,645
--------------------------------------------------------------------------------

INDUSTRIAL CONGLOMERATES -- 1.4%
--------------------------------------------------------------------------------
      1,065,429   General Electric Co.                               35,116,540
--------------------------------------------------------------------------------

------
9

See Notes to Financial Statements.                                  (continued)

VP Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

Shares                                                                Value
--------------------------------------------------------------------------------

INSURANCE -- 6.5%
--------------------------------------------------------------------------------
        276,416   Ambac Financial
                  Group, Inc.                                    $   22,417,338
--------------------------------------------------------------------------------
      1,544,606   American International
                  Group, Inc.                                        91,208,984
--------------------------------------------------------------------------------
            187   Berkshire Hathaway Inc. Cl A(1)                    17,140,233
--------------------------------------------------------------------------------
      1,335,094   Marsh & McLennan
                  Companies, Inc.                                    35,900,678
--------------------------------------------------------------------------------
                                                                    166,667,233
--------------------------------------------------------------------------------

IT SERVICES -- 1.4%
--------------------------------------------------------------------------------
        479,598   International Business
                  Machines Corp.                                     36,842,718
--------------------------------------------------------------------------------

LEISURE EQUIPMENT & PRODUCTS -- 1.3%
--------------------------------------------------------------------------------
      1,816,678   Hasbro, Inc.                                       32,900,039
--------------------------------------------------------------------------------

MEDIA -- 1.4%
--------------------------------------------------------------------------------
        293,201   New York Times Co.
                  (The) Cl A                                          7,195,153
--------------------------------------------------------------------------------
        149,465   Time Warner Inc.                                    2,585,745
--------------------------------------------------------------------------------
        744,328   Valassis Communications, Inc.(1)                   17,558,697
--------------------------------------------------------------------------------
      1,188,555   Westwood One, Inc.                                  8,914,162
--------------------------------------------------------------------------------
                                                                     36,253,757
--------------------------------------------------------------------------------

MULTI-UTILITIES -- 4.8%
--------------------------------------------------------------------------------
        125,883   Ameren Corp.                                        6,357,092
--------------------------------------------------------------------------------
        144,100   Consolidated Edison, Inc.                           6,403,804
--------------------------------------------------------------------------------
        258,552   Dominion Resources Inc.                            19,337,104
--------------------------------------------------------------------------------
        953,172   Wisconsin Energy Corp.                             38,412,832
--------------------------------------------------------------------------------
      2,703,448   XCEL Energy Inc.                                   51,852,132
--------------------------------------------------------------------------------
                                                                    122,362,964
--------------------------------------------------------------------------------

MULTILINE RETAIL -- 2.3%
--------------------------------------------------------------------------------
      3,440,599   Dollar General Corp.                               48,099,574
--------------------------------------------------------------------------------
        430,721   Family Dollar Stores, Inc.                         10,522,514
--------------------------------------------------------------------------------
                                                                     58,622,088
--------------------------------------------------------------------------------

OIL, GAS & CONSUMABLE FUELS -- 7.6%
--------------------------------------------------------------------------------
        965,112   Chevron Corp.                                      59,894,851
--------------------------------------------------------------------------------
      2,222,906   Equitable Resources Inc.                           74,467,350
--------------------------------------------------------------------------------
        776,419   Exxon Mobil Corp.                                  47,633,306
--------------------------------------------------------------------------------
        230,521   Murphy Oil Corp.                                   12,876,903
--------------------------------------------------------------------------------
                                                                    194,872,410
--------------------------------------------------------------------------------

PAPER & FOREST PRODUCTS -- 2.1%
--------------------------------------------------------------------------------
        962,487   MeadWestvaco Corp.                                 26,882,262
--------------------------------------------------------------------------------
        431,301   Weyerhaeuser Co.                                   26,848,487
--------------------------------------------------------------------------------
                                                                     53,730,749
--------------------------------------------------------------------------------

Shares                                                                Value
--------------------------------------------------------------------------------

PHARMACEUTICALS -- 6.1%
--------------------------------------------------------------------------------
        974,042   Abbott Laboratories                                42,477,971
--------------------------------------------------------------------------------
        527,871   Bristol-Myers Squibb Co.                           13,650,744
--------------------------------------------------------------------------------
        116,860   Eli Lilly and Company                               6,458,852
--------------------------------------------------------------------------------
        375,100   Johnson & Johnson                                  22,475,992
--------------------------------------------------------------------------------
        314,155   Merck & Co., Inc.                                  11,444,667
--------------------------------------------------------------------------------
      1,277,191   Pfizer Inc.                                        29,975,673
--------------------------------------------------------------------------------
      1,319,000   Watson Pharmaceuticals, Inc.(1)                    30,706,320
--------------------------------------------------------------------------------
                                                                    157,190,219
--------------------------------------------------------------------------------

SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT -- 2.2%
--------------------------------------------------------------------------------
      2,937,321   Intel Corp.                                        55,662,233
--------------------------------------------------------------------------------
SOFTWARE -- 1.7%
--------------------------------------------------------------------------------
      1,915,617   Microsoft Corporation                              44,633,876
--------------------------------------------------------------------------------

SPECIALTY RETAIL -- 2.6%
--------------------------------------------------------------------------------
        400,479   Foot Locker, Inc.                                   9,807,731
--------------------------------------------------------------------------------
        926,194   Gap, Inc. (The)                                    16,115,776
--------------------------------------------------------------------------------
      1,119,376   Home Depot, Inc. (The)                             40,062,466
--------------------------------------------------------------------------------
                                                                     65,985,973
--------------------------------------------------------------------------------

THRIFTS & MORTGAGE FINANCE -- 5.9%
--------------------------------------------------------------------------------
      1,030,504   Fannie Mae                                         49,567,242
--------------------------------------------------------------------------------
      1,531,710   Freddie Mac                                        87,322,788
--------------------------------------------------------------------------------
        219,694   MGIC Investment Corp.                              14,280,110
--------------------------------------------------------------------------------
                                                                    151,170,140
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
(Cost $2,447,383,354)                                             2,528,330,310
--------------------------------------------------------------------------------

TEMPORARY CASH INVESTMENTS -- 0.3%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse
First Boston, Inc., (collateralized by
various U.S. Treasury obligations,
6.125% -- 8.875%, 2/15/19 -- 8/15/29,
valued at $7,754,910), in a joint trading
account at 4.50%, dated 6/30/06, due 7/3/06
(Delivery value $7,602,850)
(Cost $7,600,000)                                                     7,600,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT  SECURITIES -- 98.9%
(Cost $2,454,983,354)                                             2,535,930,310
--------------------------------------------------------------------------------

OTHER ASSETS
AND LIABILITIES -- 1.1%                                              28,323,915
--------------------------------------------------------------------------------

TOTAL NET ASSETS -- 100.0%                                       $2,564,254,225
================================================================================

See Notes to Financial Statements.                                  (continued)

------
10

VP Value - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

    Contracts to Sell       Settlement Date         Value         Unrealized Gain (Loss)
-----------------------------------------------------------------------------------------
  5,519,722 Euro for USD        7/31/06           $ 7,071,441           $(116,139)
-----------------------------------------------------------------------------------------
  7,048,390 Euro for USD        7/31/06             9,029,852            (162,060)
-----------------------------------------------------------------------------------------

                                                  $16,101,293           $(278,199)
                                                =========================================
(Value on Settlement Date $15,823,094)

NOTES TO SCHEDULE OF INVESTMENTS

USD = United States Dollar
(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)

ASSETS
--------------------------------------------------------------------------------
Investment securities, at value
(cost of $2,454,983,354)                                         $2,535,930,310
---------------------------------------------------
Receivable for investments sold                                      47,189,807
---------------------------------------------------
Dividends and interest receivable                                     4,218,894
--------------------------------------------------------------------------------
                                                                  2,587,339,011
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Disbursements in excess of demand deposit cash                        2,680,851
---------------------------------------------------
Payable for investments purchased                                    18,088,932
---------------------------------------------------
Payable for forward foreign
currency exchange contracts                                             278,199
---------------------------------------------------
Accrued management fees                                               1,896,011
---------------------------------------------------
Distribution fees payable                                               140,793
--------------------------------------------------------------------------------
                                                                     23,084,786
--------------------------------------------------------------------------------

NET ASSETS                                                       $2,564,254,225
================================================================================

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                          $2,367,999,611
---------------------------------------------------
Undistributed net investment income                                  22,184,042
---------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                    93,401,815
---------------------------------------------------
Net unrealized appreciation on investments
and translation of assets and
liabilities in foreign currencies                                    80,668,757
--------------------------------------------------------------------------------
                                                                 $2,564,254,225
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                       $1,866,436,357
---------------------------------------------------
Shares outstanding                                                  246,024,380
---------------------------------------------------
Net asset value per share                                                 $7.59
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                         $688,387,081
---------------------------------------------------
Shares outstanding                                                   90,729,585
---------------------------------------------------
Net asset value per share                                                 $7.59
--------------------------------------------------------------------------------
CLASS III, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                           $9,430,787
---------------------------------------------------
Shares outstanding                                                    1,243,108
---------------------------------------------------
Net asset value per share                                                 $7.59
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
---------------------------------------------------
Dividends (including $89,727 from affiliates
and net of foreign taxes withheld  of $105,464)                     $34,008,005
---------------------------------------------------
Interest                                                              1,879,926
--------------------------------------------------------------------------------
                                                                     35,887,931
--------------------------------------------------------------------------------

EXPENSES:
---------------------------------------------------
Management fees                                                      12,799,192
---------------------------------------------------
Distribution fees -- Class II                                           846,380
---------------------------------------------------
Directors' fees and expenses                                             27,759
---------------------------------------------------
Other expenses                                                            6,201
--------------------------------------------------------------------------------
                                                                     13,679,532
--------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                         22,208,399
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
---------------------------------------------------
Investment transactions (including
$(541,550) from affiliates)                                         154,498,238
---------------------------------------------------
Foreign currency transactions                                        (1,165,922)
--------------------------------------------------------------------------------
                                                                    153,332,316
--------------------------------------------------------------------------------

CHANGE IN NET UNREALIZED APPRECIATION
(DEPRECIATION) ON:
---------------------------------------------------
Investments                                                        (80,993,749)
---------------------------------------------------
Translation of assets and liabilities
in foreign currencies                                                 (810,681)
--------------------------------------------------------------------------------
                                                                   (81,804,430)
--------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)                              71,527,886
--------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                                           $93,736,285
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
-------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          2006            2005
-------------------------------------------------------------------------------------
OPERATIONS
-------------------------------------------------------------------------------------
Net investment income (loss)                           $22,208,399   $   46,087,836
----------------------------------------------
Net realized gain (loss)                               153,332,316      272,704,415
----------------------------------------------
Change in net unrealized
appreciation (depreciation)                            (81,804,430)    (177,043,745)
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                               93,736,285      141,748,506
-------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-------------------------------------------------------------------------------------
From net investment income:
----------------------------------------------
  Class I                                              (31,704,045)     (19,718,978)
----------------------------------------------
  Class II                                              (8,355,314)      (3,397,166)
----------------------------------------------
  Class III                                               (123,198)         (54,888)
----------------------------------------------
From net realized gains:
----------------------------------------------
  Class I                                             (199,994,009)    (228,154,534)
----------------------------------------------
  Class II                                             (59,269,499)     (47,630,651)
----------------------------------------------
  Class III                                               (777,151)        (635,071)
-------------------------------------------------------------------------------------
Decrease in net assets from distributions             (300,223,216)    (299,591,288)
-------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-------------------------------------------------------------------------------------
Net increase (decrease) in net assets
from capital share transactions                       (183,498,088)     423,328,830
-------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS                 (389,985,019)     265,486,048

NET ASSETS
-------------------------------------------------------------------------------------
Beginning of period                                   2,954,239,244   2,688,753,196
-------------------------------------------------------------------------------------
End of period                                        $2,564,254,225  $2,954,239,244
=====================================================================================

Undistributed net investment income                     $22,184,042     $40,158,200
=====================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Value Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is long-term capital growth. Income is a secondary objective. The fund seeks to achieve its investment objective by investing primarily in equity securities of companies management believes to be undervalued at the time of purchase. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I, Class II and Class
III. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FUTURES CONTRACTS -- The fund may enter into futures contracts in order to manage the fund's exposure to changes in market conditions. One of the risks of entering into futures contracts is the possibility that the change in value of the contract may not correlate with the changes in value of the underlying securities. Upon entering into a futures contract, the fund is required to deposit either cash or securities in an amount equal to a certain percentage of the contract value (initial margin). Subsequent payments (variation margin) are made or received daily, in cash, by the fund. The variation margin is equal to the daily change in the contract value and is recorded as unrealized gains and losses. The fund recognizes a realized gain or loss when the contract is closed or expires. Net realized and unrealized gains or losses occurring during the holding period of futures contracts are a component of realized gain (loss) on investment transactions and unrealized appreciation (depreciation) on investments, respectively.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund

                                                                    (continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

records the foreign tax expense, if any, as a reduction to the net realized gain
(loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.
Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

REDEMPTION -- The fund may impose a 1.00% redemption fee on shares held less than 60 days. The fee may not be applicable to all classes. The redemption fee is recorded as a reduction in the cost of shares redeemed. The redemption fee is retained by the fund and helps cover transaction costs that long-term investors may bear when a fund sells securities to meet investor redemptions.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

 2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of

                                                                    (continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES (CONTINUED)

those directors who are not considered "interested persons" as defined in the
1940 Act (including counsel fees) and extraordinary expenses, will be paid by
ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. For funds with a stepped fee schedule, the rate of the fee is determined by applying a fee rate calculation formula. This formula takes into account all of the investment advisor's assets under management in the fund's investment strategy (strategy assets) to calculate the appropriate fee rate for the fund. The strategy assets include the fund's assets and the assets of other clients of the investment advisor that are not in the American Century family of funds, but that have the same investment team and investment strategy.

The annual management fee schedule for each class of the fund is as follows:

--------------------------------------------------------------------------------
                                             CLASS I & III      CLASS II
--------------------------------------------------------------------------------
STRATEGY ASSETS
--------------------------------------------------------------------------------
First $500 million                               1.00%            0.90%
--------------------------------------------------------------------------------
Next $500 million                                0.95%            0.85%
--------------------------------------------------------------------------------
Over $1 billion                                  0.90%            0.80%
--------------------------------------------------------------------------------

The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 0.93%, 0.83%, and 0.93% for Class I, Class II,
and Class III, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006 were $1,745,959,504 and $2,153,531,407, respectively.

For the six months ended June 30, 2006, the fund incurred net realized gains of
$19,024,709 from redemptions in kind. A redemption in kind occurs when a fund delivers securities from its portfolio in lieu of cash as payment to a redeeming shareholder.

As of June 30, 2006, the composition of unrealized appreciation and depreciation of investment securities based on the aggregate cost of investments for federal income tax purposes was as follows:

--------------------------------------------------------------------------------
Federal tax cost of investments                                $2,508,687,697
================================================================================
Gross tax appreciation of investments                            $132,709,445
-------------------------------------------------------
Gross tax depreciation of investments                            (105,466,832)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation)
of investments                                                    $27,242,613
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

                                                                    (continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:

--------------------------------------------------------------------------------
                                                  SHARES           AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                              650,000,000
================================================================================
Sold                                             7,306,025    $  57,732,965
------------------------------------------
Issued in reinvestment of distributions         30,810,911      231,698,054
------------------------------------------
Redeemed                                       (72,247,829)    (563,340,660)
--------------------------------------------------------------------------------
Net increase (decrease)                        (34,130,893)   $(273,909,641)
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                              650,000,000
================================================================================
Sold                                            24,556,695    $ 198,084,573
------------------------------------------
Issued in reinvestment of distributions         31,297,161      247,873,512
------------------------------------------
Redeemed                                       (32,666,622)    (261,534,181)
--------------------------------------------------------------------------------
Net increase (decrease)                         23,187,234    $ 184,423,904
================================================================================
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                              150,000,000
================================================================================
Sold                                             6,786,111     $ 53,595,356
------------------------------------------
Issued in reinvestment of distributions          8,980,719       67,624,813
------------------------------------------
Redeemed                                        (4,130,061)     (32,129,700)
--------------------------------------------------------------------------------
Net increase (decrease)                         11,636,769     $ 89,090,469
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                              150,000,000
================================================================================
Sold                                            26,913,190     $215,758,091
------------------------------------------
Issued in reinvestment of distributions          6,434,782       51,027,817
------------------------------------------
Redeemed                                        (3,833,357)     (30,546,690)
--------------------------------------------------------------------------------
Net increase (decrease)                         29,514,615     $236,239,218
================================================================================
CLASS III
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               311,637      $ 2,436,432
------------------------------------------
Issued in reinvestment of distributions            119,727          900,349
------------------------------------------
Redeemed                                          (255,219)      (2,015,697)(1)
--------------------------------------------------------------------------------
Net increase (decrease)                            176,145      $ 1,321,084
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                               50,000,000
================================================================================
Sold                                               674,944      $ 5,407,470
------------------------------------------
Issued in reinvestment of distributions             87,116          689,959
------------------------------------------
Redeemed                                          (424,875)      (3,431,721)(2)
--------------------------------------------------------------------------------
Net increase (decrease)                            337,185      $ 2,665,708
================================================================================

(1) Net of redemption fees of $1,336.

(2) Net of redemption fees of $3,321.

                                                                    (continued)

------
18

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

5. AFFILIATED COMPANY TRANSACTIONS

If a fund's holding represents ownership of 5% or more of the voting securities of a company, the company is affiliated as defined in the 1940 Act. A summary of transactions for each company which is or was an affiliate at or during the six months ended June 30, 2006 follows:

---------------------------------------------------------------------------------------------------------------
                     SHARE BALANCE   PURCHASE       SALES     REALIZED    DIVIDEND        JUNE 30, 2006
                       12/31/05        COST         COST     GAIN (LOSS)   INCOME  SHARE BALANCE  MARKET VALUE
---------------------------------------------------------------------------------------------------------------
Minerals
Technologies Inc.(1)   894,595      $9,767,241  $16,180,939  $(541,550)   $89,727     803,922      $41,803,944
---------------------------------------------------------------------------------------------------------------

(1) Company was not an affiliate at June 30, 2006.

6. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
19

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------------------------
                                                              CLASS I
-----------------------------------------------------------------------------------------------------------
                                        2006(1)     2005        2004        2003       2002        2001
-----------------------------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period                     $8.20      $8.75       $7.79       $6.12      $7.44        $6.67
-----------------------------------------------------------------------------------------------------------
Income From Investment Operations
----------------------------------
  Net Investment Income (Loss)(2)        0.06       0.13        0.09        0.09       0.08         0.08
----------------------------------
  Net Realized and Unrealized
  Gain (Loss)                            0.18       0.28        1.01        1.65      (0.95)        0.77
-----------------------------------------------------------------------------------------------------------
  Total From Investment Operations       0.24       0.41        1.10        1.74      (0.87)        0.85
-----------------------------------------------------------------------------------------------------------
Distributions
----------------------------------
  From Net Investment Income            (0.12)     (0.08)      (0.08)      (0.07)     (0.06)       (0.08)
----------------------------------
  From Net Realized Gains               (0.73)     (0.88)      (0.06)         --      (0.39)          --
-----------------------------------------------------------------------------------------------------------
  Total Distributions                   (0.85)     (0.96)      (0.14)      (0.07)     (0.45)       (0.08)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period          $7.59      $8.20       $8.75       $7.79      $6.12        $7.44
===========================================================================================================
  TOTAL RETURN(3)                        3.04%      5.03%      14.33%      28.96%    (12.62)%      12.82%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                 0.93%(4)      0.93%       0.93%       0.95%       0.95%       0.97%
----------------------------------
Ratio of Net Investment Income
(Loss)to Average Net Assets           1.60%(4)      1.66%       1.16%       1.37%       1.17%       1.28%
----------------------------------
Portfolio Turnover Rate                   63%        133%        139%        109%        106%        174%
----------------------------------
Net Assets, End of Period
(in thousands)                     $1,866,436  $2,297,418  $2,248,902  $1,919,580  $1,465,287  $1,424,235
-----------------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) Computed using average shares outstanding throughout the period.

(3) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(4) Annualized.

See Notes to Financial Statements.

------
20

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------------------
                                                                  CLASS II
-----------------------------------------------------------------------------------------------------
                                        2006(1)     2005      2004      2003     2002       2001(2)
-----------------------------------------------------------------------------------------------------
PER-SHARE DATA

Net Asset Value,
Beginning of Period                      $8.19     $8.74     $7.78     $6.11    $7.44       $7.19
-----------------------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------
  Net Investment Income (Loss)(3)         0.06      0.12      0.08      0.08     0.07       0.02
------------------------------------
  Net Realized and Unrealized
  Gain (Loss)                             0.17      0.27      1.01      1.65    (0.95)      0.23
----------------------------------------------------------------------------------------------------
  Total From Investment Operations        0.23      0.39      1.09      1.73    (0.88)      0.25
----------------------------------------------------------------------------------------------------
Distributions
------------------------------------
  From Net Investment Income             (0.10)    (0.06)    (0.07)    (0.06)   (0.06)        --
------------------------------------
  From Net Realized Gains                (0.73)    (0.88)    (0.06)       --    (0.39)        --
-----------------------------------------------------------------------------------------------------
  Total Distributions                    (0.83)    (0.94)    (0.13)    (0.06)   (0.45)        --
-----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period           $7.59     $8.19     $8.74     $7.78    $6.11      $7.44
=====================================================================================================
  TOTAL RETURN(4)                         2.99%     4.85%    14.17%    28.81%  (12.81)%     3.48%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                  1.08%(5)     1.08%     1.08%     1.10%     1.10%  1.11%(5)
------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets           1.45%(5)     1.51%     1.01%     1.22%     1.02%  0.81%(5)
------------------------------------
Portfolio Turnover Rate                     63%      133%      139%      109%      106%   174%(6)
------------------------------------
Net Assets, End of Period
(in thousands)                         $688,387  $648,071  $433,465  $218,141   $82,976   $17,145
-----------------------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) August 14, 2001 (commencement of sale) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2001.

See Notes to Financial Statements.

------
21

VP Value - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
-----------------------------------------------------------------------------------------
                                                              CLASS III
-----------------------------------------------------------------------------------------
                                                2006(1)  2005    2004    2003    2002(2)
-----------------------------------------------------------------------------------------
PER-SHARE DATA
-----------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $8.20   $8.75   $7.79   $6.12    $6.92
-----------------------------------------------------------------------------------------
Income From Investment Operations
------------------------------------------
  Net Investment Income (Loss)(3)                0.06    0.13    0.09    0.09     0.06
------------------------------------------
  Net Realized and Unrealized Gain (Loss)        0.18    0.28    1.01    1.65    (0.86)
-----------------------------------------------------------------------------------------
  Total From Investment Operations               0.24    0.41    1.10    1.74    (0.80)
-----------------------------------------------------------------------------------------
Distributions
------------------------------------
  From Net Investment Income                    (0.12)  (0.08)  (0.08)  (0.07)      --
------------------------------------
  From Net Realized Gains                       (0.73)  (0.88)  (0.06)     --       --
-----------------------------------------------------------------------------------------
  Total Distributions                           (0.85)  (0.96)  (0.14)  (0.07)      --
-----------------------------------------------------------------------------------------
Net Asset Value, End of Period                  $7.59   $8.20   $8.75   $7.79    $6.12
=========================================================================================
  TOTAL RETURN(4)                                3.04%   5.03%  14.33%  28.96%  (11.56)%

RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------
Ratio of Operating Expenses
to Average Net Assets                         0.93%(5)   0.93%   0.93%   0.95%  0.95%(5)
------------------------------------
Ratio of Net Investment Income
(Loss) to Average Net Assets                  1.60%(5)   1.66%   1.16%   1.37%  1.50%(5)
------------------------------------
Portfolio Turnover Rate                            63%    133%    139%    109%   106%(6)
------------------------------------
Net Assets, End of Period
(in thousands)                                  $9,431  $8,750  $6,387  $1,819      $356
-----------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) May 6, 2002 (commencement of sale) through December 31, 2002.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2002.

See Notes to Financial Statements.

------
22

Approval of Management Agreement for VP Value

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Value (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

* the nature, extent and quality of investment management, shareholder services and other services provided to the fund under the management agreement;

* reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

* data comparing the cost of owning the fund to the cost of owning a similar fund;

* data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

* financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

* data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

                                                                    (continued)

------
23

Approval of Management Agreement for VP Value

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

* fund construction and design

* portfolio security selection

* initial capitalization/funding

* securities trading

* custody of fund assets

* daily valuation of the fund's portfolio

* shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

* legal services

* regulatory and portfolio compliance

* financial reporting

* marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance

                                                                    (continued)

------
24

Approval of Management Agreement for VP Value

information during the 15(c) Process comparing the fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results
(e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance for both the one and three year periods was below the median for its peer group.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred

                                                                    (continued)

------
25

Approval of Management Agreement for VP Value

by the advisor in providing various functions to the fund, and the breakpoint fees of competitive funds not managed by the advisor. The Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was just above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from

                                                                    (continued)

------
26

Approval of Management Agreement for VP Value

broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
27

Share Class Information

Three classes of shares are authorized for sale by the fund: Class I, Class II and Class III.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

CLASS III shares are sold through insurance company separate accounts. Class III shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares. However, Class III shares have a 1.00%
redemption fee for shares that are redeemed or exchanged within 60 days of purchase. The total expense ratio of Class III shares is the same as the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
28

Additional Information

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

------
29

Index Definitions

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The LIPPER MULTI-CAP VALUE INDEX is an equally-weighted index of, typically, the
30 largest mutual funds that use a value investment strategy to purchase securities of companies of all market capitalizations.

The NASDAQ COMPOSITE INDEX is a market-value weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL 1000(reg.tm) INDEX is a market-capitalization weighted, large-cap index created by Frank Russell Company to measure the performance of the 1,000 largest companies in the Russell 3000 Index (the 3,000 largest publicly traded
U.S. companies, based on total market capitalization). THE RUSSELL 1000(reg.tm)
VALUE INDEX measures the performance of those Russell 1000 Index companies (the
1,000 largest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 2000(reg.tm) INDEX is a market-capitalization weighted index created by Frank Russell Company to measure the performance of the 2,000 smallest of the
3,000 largest publicly traded U.S. companies, based on total market capitalization. The RUSSELL 2000(reg.tm) VALUE INDEX measures the performance of those Russell 2000 Index companies (the 2,000 smallest of the 3,000 largest publicly traded U.S. companies, based on total market capitalization) with lower price-to-book ratios and lower forecasted growth rates.

The RUSSELL 3000(reg.tm) INDEX measures the performance of the 3,000 largest
U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. As of the latest reconstitution, the average market capitalization was approximately $4 billion;
the median market capitalization was approximately $700 million. The index had a total market capitalization range of approximately $309 billion to $128 million.
The RUSSELL 3000(reg.tm) VALUE INDEX measures the performance of those Russell
3000 Index companies (the 3,000 largest U.S. companies based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

------
30

Notes

------
31

Notes

------
32

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century
and American Century Investments are service marks
of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50648             All rights reserved.

[front cover]

American Century
Variable Portfolios

SEMIANNUAL REPORT

[photo of boy with plane]

JUNE 30, 2006

VP Vista(reg.sm) Fund

[american century investments logo and text logo]

[inside front cover - blank]

Market Perspective. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
   Six-Month Total Returns  . . . . . . . . . . . . . . . . . . . . . . . . 2

VP VISTA

FINANCIAL STATEMENTS

OTHER INFORMATION

The opinions expressed in the Market Perspective and the Portfolio Commentary
reflect those of the portfolio management team as of the date of the report, and do not necessarily represent the opinions of American Century or any other person in the American Century organization. Any such opinions are subject to change at any time based upon market or other conditions and American Century disclaims any responsibility to update such opinions. These opinions may not be relied upon as investment advice and, because investment decisions made by
American Century funds are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any American Century fund. Security examples are used for representational purposes only and are not intended as recommendations to purchase or sell securities. Performance information for comparative indices and securities is provided to American Century by third party vendors. To the best of American Century's knowledge, such information is accurate at the time of printing.

Market Perspective

[photo of Chief Investment Officer]

BY HAROLD BRADLEY, CHIEF INVESTMENT OFFICER, SMALL/MID-CAP GROWTH, AMERICAN
CENTURY INVESTMENTS

WHAT HAPPENED IN THE ECONOMY

A short-lived economic slowdown on the heels of last summer's devastating Gulf
Coast hurricanes gave way to a strong rebound after the first of the year. But persistent inflation and soaring commodity prices led to continued Federal
Reserve rate hikes, even as growth again slowed toward the end of the 6-month period.

By January 2006, a sluggish U.S. economy still recovering from disruptions caused by hurricanes Katrina and Rita gave way to resurging growth, with retailers reporting strong post-holiday sales and overall corporate profits remaining robust. Gross domestic product growth of 5.6% in the first quarter of
2006 more than tripled the 1.7% rate of the previous quarter.

However, escalating crude oil, gold and other commodity values, plus annual core inflation rates above 2%, led the Federal Reserve to boost its short-term interest rate target by one full percentage point. That rate closed the period at 5.25%, the highest level since January 2001 -- even as a slowdown in the housing market and other data pointed to the likelihood of a cooling economy in the second half of 2006.

WHAT HAPPENED IN THE MARKET

The notion that the Fed might soon stop raising rates helped feed investors'
appetites throughout most of the period. But sentiment shifted suddenly in the period's closing weeks as the Fed made it clear that more rate hikes remained on the horizon.

Broad market indices posted high single-digit gains in the first four months of
2006. Indices solely comprising small-capitalization stocks fared even better, rising 10-14% and setting repeated record highs. By early May 2006, even the mega-cap Dow Jones Industrial Average had inched to within 14 points of its all-time high established in January 2000.

The market's rally abruptly ended May 10, though, when the Fed again raised its short-term rate and investors anticipating a signal to an end of the 2-year, rate-hike campaign didn't get what they desired. As a result, those that had chased risk in the first four months of the year began avoiding it.

The ensuing month-long selloff wasn't kind to small- and mid-cap stocks, as investors flocked toward more stable large-cap stocks. Meanwhile, value stocks continued outperforming growth stocks throughout the 6-month period in all capitalization ranges, particularly among large-cap issues.

SIX-MONTH TOTAL RETURNS
AS OF JUNE 30, 2006(1)
--------------------------------------------------------------------------------
S&P 500 Index                                                 2.71%
--------------------------------------------------------------------------------
Dow Jones Industrial Average                                  5.22%
--------------------------------------------------------------------------------
Nasdaq Composite Index                                       -1.08%
--------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

------
2

VP Vista - Performance

TOTAL RETURNS AS OF JUNE 30, 2006

                                            --------------
                                            AVERAGE ANNUAL
                                               RETURNS
-------------------------------------------------------------------------------
                                                SINCE        INCEPTION
                     6 MONTHS(1)   1 YEAR     INCEPTION         DATE
-------------------------------------------------------------------------------
CLASS I                 6.65%      16.72%        9.62%         10/5/01
-------------------------------------------------------------------------------
RUSSELL MIDCAP
GROWTH INDEX(2)         2.56%      13.04%       11.25%           --
-------------------------------------------------------------------------------
Class II                6.59%      16.57%       19.26%         4/29/05
-------------------------------------------------------------------------------

(1) Total returns for periods less than one year are not annualized.

(2) Data provided by Lipper Inc. - A Reuters Company. (c) 2006 Reuters. All
    rights reserved. Any copying, republication or redistribution of Lipper content, including by caching, framing or similar means, is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

    The data contained herein has been obtained from company reports, financial reporting services, periodicals and other resources believed to be reliable.
    Although carefully verified, data on compilations is not guaranteed by
    Lipper and may be incomplete. No offer or solicitations to buy or sell any of the securities herein is being made by Lipper.

The performance information presented does not include charges and deductions imposed by the insurance company separate account under the variable annuity or variable life insurance contracts. The inclusion of such charges could significantly lower performance. Please refer to the insurance company separate account prospectus for a discussion of the charges related to insurance contracts.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

(continued)

------
3

VP Vista - Performance

GROWTH OF $10,000 OVER LIFE OF CLASS

$10,000 investment made October 5, 2001

ONE-YEAR RETURNS OVER LIFE OF CLASS

Periods ended June 30

--------------------------------------------------------------------------------
                                2002*     2003       2004       2005       2006
--------------------------------------------------------------------------------
Class I                        -3.20%    -0.52%     31.98%      4.17%     16.72%
--------------------------------------------------------------------------------
Russell Midcap Growth Index    -3.25%     7.35%     27.33%     10.86%     13.04%
--------------------------------------------------------------------------------

* From 10/5/01, Class I's inception date. Not annualized.

Data presented reflect past performance. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment return and principal value will fluctuate, and redemption value may be more or less than original cost. To obtain performance data current to the most recent month end, please call 1-800-345-6488.

Unless otherwise indicated, performance reflects Class I shares; performance for other share classes will vary due to differences in fee structure. For information about other share classes available, please consult the prospectus.
Data assumes reinvestment of dividends and capital gains, and none of the charts reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns for the index are provided for comparison. The fund's total returns include operating expenses
(such as transaction costs and management fees) that reduce returns, while the total returns of the index do not.

------
4

VP Vista - Portfolio Commentary

PORTFOLIO MANAGERS: GLENN FOGLE AND DAVID M. HOLLOND

American Century VP Vista surged 6.65%* during the six months ended June 30,
2006, exceeding the 2.56% return of its benchmark, the Russell Midcap Growth
Index. The portfolio's 1- and 3-year returns of 16.72% and 17.06%, respectively, through that date exceeded the benchmark's gains of 13.04% and 16.86% for the same time periods.

VALUE MAINTAINS ITS LEAD

Heading into the period, value stocks in the mid-cap space had outpaced growth stocks substantially during the previous 5-year stretch. The Russell Midcap
Value Index gained an average of 13.01% annually in that time, versus a 4.76%
average annual gain for the Russell Midcap Growth Index.

That trend didn't change in the recent 6-month period. The Russell Midcap Value gained 7.02%, compared with 2.56% for the Russell Midcap Growth. Much of the difference came in the last three months of the period, when investors' risk tolerance decreased. (See the Market Perspective on page 2).

FISHING EVERYWHERE

A hallmark of VP Vista's investment process includes the flexibility to find and invest in growth stories in every area of the market, including sectors traditionally considered "value" sectors. That attribute helped VP Vista surpass its benchmark in the latest 6-month period.

VP Vista benefited considerably from overweight positions in materials, industrials and telecommunications services during the period. Combined, those sectors only composed 18% of the benchmark's weight during the period, compared with 43% for VP Vista.

Those overweight positions explained about 70% of the portfolio's excess return
Those stakes also helped offset losses from several individual stock picks in health care and information technology, two sectors that historically have carried a "growth" label. An underweight position in IT helped mute losses in that sector, though.

RIDING THE COMMODITY RALLY

VP Vista's top individual performer in the period, Titanium Metals, fit the portfolio's broader 2006 investment theme of finding stocks that will benefit from the

TOP TEN HOLDINGS
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
NII Holdings, Inc. Cl B                   4.1%                  4.3%
--------------------------------------------------------------------------------
McDermott
International, Inc.                       4.0%                  1.7%
--------------------------------------------------------------------------------
TETRA Technologies, Inc.                  3.1%                    --
--------------------------------------------------------------------------------
Alliance Data
Systems Corp.                             3.0%                    --
--------------------------------------------------------------------------------
SBA Communications
Corp. Cl A                                2.7%                  0.5%
--------------------------------------------------------------------------------
Terex Corp.                               2.4%                    --
--------------------------------------------------------------------------------
Las Vegas Sands Corp.                     2.3%                    --
--------------------------------------------------------------------------------
American Tower Corp. Cl A                 2.1%                  2.5%
--------------------------------------------------------------------------------
Thermo Electron Corp.                     2.1%                    --
--------------------------------------------------------------------------------
Pharmaceutical Product
Development, Inc.                         2.0%                  2.0%
--------------------------------------------------------------------------------

* All fund returns referenced in this commentary are for Class I shares.

  Total returns for periods less than one year are not annualized.

(continued)

------
5

VP Vista - Portfolio Commentary

ongoing rally in commodity markets, including metals and alloys. The company makes titanium for use in the commercial aerospace industry, which increasingly seeks lightweight material to improve efficiency and combat rising fuel costs.
Titanium's shares, constituting one of the portfolio's top 10 average holdings and one of its largest individual overweight positions, more than doubled in value during the period.

VP Vista's second-leading performer reflected the same general commodity trend.
The global search for more crude oil has boosted demand for offshore drilling platforms made by McDermott International. The portfolio's 3rd-biggest average holding and also its 3rd-biggest overweight stake in the period, shares of
McDermott gained 53%.

BAD TIMING

During the period, VP Vista maintained a steady overweight in natural gas producer Southwestern Energy, one of its 10 biggest average holdings -- and its worst individual performer. But the portfolio maintained that weight during a relatively mild winter in which natural gas prices plunged. As a result,
Southwestern's share price suffered, falling 13% in the 6-month period, with the bulk of the stock's losses coming in the first three months of the year.

Otherwise, three of the portfolio's 10 leading relative detractors came from the same industry: health care providers and services. As a whole, the industry faces increasing margin pressure from reimbursement issues and rising costs.
Within the benchmark, health care providers trailed all other industries in the health care sector during the period, and providers composed the majority of VP
Vista's holdings in the sector.

INVESTMENT PHILOSOPHY

VP Vista adheres to an investment process that identifies mid-sized and smaller companies with accelerating earnings and revenue. Ultimately, the portfolio's management team believes this selection strategy will produce solid, long-term gains for investors.

TOP FIVE INDUSTRIES
AS OF JUNE 30, 2006
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Wireless  Telecommunication
Services                                 10.9%                 11.4%
--------------------------------------------------------------------------------
Energy Equipment
& Services                               10.2%                  7.7%
--------------------------------------------------------------------------------
Hotels, Restaurants
& Leisure                                 6.8%                  0.5%
--------------------------------------------------------------------------------
Machinery                                 6.4%                  2.1%
--------------------------------------------------------------------------------
Life Sciences Tools
& Services                                4.6%                    --
--------------------------------------------------------------------------------

TYPES OF INVESTMENTS IN PORTFOLIO
--------------------------------------------------------------------------------
                                          % OF                  % OF
                                       NET ASSETS            NET ASSETS
                                          AS OF                 AS OF
                                         6/30/06              12/31/05
--------------------------------------------------------------------------------
Domestic
Common Stocks                            91.0%                 80.3%
--------------------------------------------------------------------------------
Foreign Common Stocks*                    6.2%                 16.5%
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                      97.2%                 96.8%
--------------------------------------------------------------------------------
Temporary
Cash Investments                          3.4%                  3.3%
--------------------------------------------------------------------------------
Other Assets
and Liabilities                         (0.6)%                (0.1)%
--------------------------------------------------------------------------------

*Includes depositary shares, dual listed securities, and foreign ordinary shares.

------
6

Shareholder Fee Example (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption/exchange fees; and (2)
ongoing costs, including management fees; distribution and service (12b-1) fees;
and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your fund and to compare these costs with the ongoing cost of investing in other mutual funds.

The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from January 1, 2006 to June 30, 2006.

ACTUAL EXPENSES

The table provides information about actual account values and actual expenses for each class. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the share class you own. Then simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During
Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each class of your fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a fund's share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your fund and other funds. To do so, compare this
5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption/exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

(continued)

------
7

Shareholder Fee Example (Unaudited)
                                                  EXPENSES PAID
                 BEGINNING          ENDING       DURING PERIOD*    ANNUALIZED
                ACCOUNT VALUE    ACCOUNT VALUE      1/1/06 --        EXPENSE
                   1/1/06           6/30/06          6/30/06         RATIO*
------------------------------------------------------------------------------
VP VISTA SHAREHOLDER FEE EXAMPLE
------------------------------------------------------------------------------
ACTUAL
------------------------------------------------------------------------------
 Class I           $1,000          $1,066.50           $5.12         1.00%
------------------------------------------------------------------------------
 Class II          $1,000          $1,065.90           $5.89         1.15%
------------------------------------------------------------------------------
HYPOTHETICAL
------------------------------------------------------------------------------
 Class I           $1,000          $1,019.84           $5.01         1.00%
------------------------------------------------------------------------------
 Class II          $1,000          $1,019.09           $5.76         1.15%
------------------------------------------------------------------------------

*Expenses are equal to the class's annualized expense ratio listed in the table above, multiplied by the average account value over the period, multiplied by
181, the number of days in the most recent fiscal half-year, divided by 365, to reflect the one-half year period.

------
8

VP Vista - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
COMMON STOCKS - 97.2%
AEROSPACE & DEFENSE - 3.6%
--------------------------------------------------------------------------------
   29,583    BE Aerospace, Inc.(1)                                 $   676,267
--------------------------------------------------------------------------------
   14,755    Precision Castparts Corp.                                 881,759
--------------------------------------------------------------------------------
                                                                     1,558,026
--------------------------------------------------------------------------------
AIR FREIGHT & LOGISTICS - 0.5%
--------------------------------------------------------------------------------
    4,420    EGL Inc.(1)                                               221,884
--------------------------------------------------------------------------------
AIRLINES - 0.5%
--------------------------------------------------------------------------------
    4,048    US Airways Group Inc.(1)                                  204,586
--------------------------------------------------------------------------------
BIOTECHNOLOGY - 1.1%
--------------------------------------------------------------------------------
   10,691    Celgene Corp.(1)                                          507,074
--------------------------------------------------------------------------------
CAPITAL MARKETS - 2.8%
--------------------------------------------------------------------------------
   13,944    Investment Technology
             Group Inc.(1)                                             709,192
--------------------------------------------------------------------------------
    7,335    Jefferies Group, Inc.                                     217,336
--------------------------------------------------------------------------------
    4,827    Piper Jaffray Companies(1)                                295,461
--------------------------------------------------------------------------------
                                                                     1,221,989
--------------------------------------------------------------------------------
CHEMICALS - 1.2%
--------------------------------------------------------------------------------
    6,142    Monsanto Co.                                              517,095
--------------------------------------------------------------------------------
COMMERCIAL BANKS - 1.6%
--------------------------------------------------------------------------------
    7,664    Colonial BancGroup Inc. (The)                             196,812
--------------------------------------------------------------------------------
    8,996    Compass Bancshares Inc.                                   500,177
--------------------------------------------------------------------------------
                                                                       696,989
--------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES - 2.5%
--------------------------------------------------------------------------------
    7,750    Manpower Inc.                                             500,649
--------------------------------------------------------------------------------
    4,602    Monster Worldwide Inc.(1)                                 196,321
--------------------------------------------------------------------------------
    5,225    Republic Services, Inc. Cl A                              210,777
--------------------------------------------------------------------------------
    5,778    Waste Management, Inc.                                    207,315
--------------------------------------------------------------------------------
                                                                     1,115,062
--------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT - 0.9%
--------------------------------------------------------------------------------
   20,630    Redback Networks Inc.(1)                                  378,354
--------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING - 2.3%
--------------------------------------------------------------------------------
   12,837    Foster Wheeler Ltd.(1)                                    554,558
--------------------------------------------------------------------------------
   26,711    Quanta Services, Inc.(1)                                  462,902
--------------------------------------------------------------------------------
                                                                     1,017,460
--------------------------------------------------------------------------------
CONSUMER FINANCE - 0.5%
--------------------------------------------------------------------------------
    3,707    First Marblehead Corp. (The)                              211,077
--------------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%
--------------------------------------------------------------------------------
   11,159    Allegheny Energy, Inc.(1)                                 413,664
--------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.9%
--------------------------------------------------------------------------------
   16,663    ABB Ltd. ORD                                              216,553
--------------------------------------------------------------------------------
    4,773    Alstom RGPT ORD(1)                                        436,059
--------------------------------------------------------------------------------
    4,704    General Cable Corp.(1)                                    164,640
--------------------------------------------------------------------------------
                                                                       817,252
--------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.5%
--------------------------------------------------------------------------------
    6,184    Molex Inc.                                                207,597
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES - 10.2%
--------------------------------------------------------------------------------
   10,467    Diamond Offshore Drilling, Inc.                       $   878,495
--------------------------------------------------------------------------------
    2,733    Dril-Quip Inc.(1)                                         225,309
--------------------------------------------------------------------------------
   13,217    Oceaneering International, Inc.(1)                        605,999
--------------------------------------------------------------------------------
   16,314    Superior Energy Services(1)                               553,045
--------------------------------------------------------------------------------
   44,098    TETRA Technologies, Inc.(1)                             1,335,728
--------------------------------------------------------------------------------
   17,401    Weatherford International Ltd.(1)                         863,438
--------------------------------------------------------------------------------
                                                                     4,462,014
--------------------------------------------------------------------------------
FOOD PRODUCTS - 3.7%
--------------------------------------------------------------------------------
   19,463    Archer-Daniels-Midland Co.                                803,433
--------------------------------------------------------------------------------
    8,425    Campbell Soup Co.                                         312,652
--------------------------------------------------------------------------------
    7,214    H.J. Heinz Co.                                            297,361
--------------------------------------------------------------------------------
    4,221    Kellogg Co.                                               204,423
--------------------------------------------------------------------------------
                                                                     1,617,869
--------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT
& SUPPLIES - 1.7%
--------------------------------------------------------------------------------
    6,199    Advanced Medical Optics Inc.(1)                           314,289
--------------------------------------------------------------------------------
    4,438    Hologic, Inc.(1)                                          219,060
--------------------------------------------------------------------------------
    1,890    Intuitive Surgical Inc.(1)                                222,963
--------------------------------------------------------------------------------
                                                                       756,312
--------------------------------------------------------------------------------
HEALTH CARE PROVIDERS
& SERVICES - 1.4%
--------------------------------------------------------------------------------
    3,218    Laboratory Corporation
             of America Holdings(1)                                    200,256
--------------------------------------------------------------------------------
    6,920    Quest Diagnostics Inc.                                    414,647
--------------------------------------------------------------------------------
                                                                       614,903
--------------------------------------------------------------------------------
HEALTH CARE TECHNOLOGY - 0.5%
--------------------------------------------------------------------------------
   17,473    Emdeon Corp.(1)                                           216,840
--------------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE - 6.8%
--------------------------------------------------------------------------------
    8,813    Harrah's Entertainment, Inc.                              627,309
--------------------------------------------------------------------------------
   13,356    International Game Technology                             506,727
--------------------------------------------------------------------------------
   13,183    Las Vegas Sands Corp.(1)                                1,026,428
--------------------------------------------------------------------------------
    5,450    Penn National Gaming, Inc.(1)                             211,351
--------------------------------------------------------------------------------
    6,972    Pinnacle Entertainment Inc.(1)                            213,692
--------------------------------------------------------------------------------
    5,605    Scientific Games Corp. Cl A(1)                            199,650
--------------------------------------------------------------------------------
    3,027    Station Casinos Inc.                                      206,078
--------------------------------------------------------------------------------
                                                                     2,991,235
--------------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES - 4.0%
--------------------------------------------------------------------------------
   38,752    McDermott International, Inc.(1)                        1,762,053
--------------------------------------------------------------------------------
INSURANCE - 0.5%
--------------------------------------------------------------------------------
    3,356    Torchmark Corp.                                           203,776
--------------------------------------------------------------------------------
INTERNET & CATALOG RETAIL - 0.5%
--------------------------------------------------------------------------------
    3,384    NutriSystem, Inc.(1)                                      210,248
--------------------------------------------------------------------------------
INTERNET SOFTWARE & SERVICES - 0.5%
--------------------------------------------------------------------------------
    6,682    Akamai Technologies, Inc.(1)                              241,822
--------------------------------------------------------------------------------
IT SERVICES - 3.0%
--------------------------------------------------------------------------------
   22,180    Alliance Data Systems Corp.(1)                          1,304,628
---------------------------------------------------------------------------------

See Notes to Financial Statements.

(continued)

------
9

VP Vista - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)

--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
LIFE SCIENCES TOOLS & SERVICES - 4.6%
--------------------------------------------------------------------------------
    3,391    Covance Inc.(1)                                       $   207,597
--------------------------------------------------------------------------------
   25,241    Pharmaceutical Product
             Development, Inc.                                         886,464
--------------------------------------------------------------------------------
   24,791    Thermo Electron Corp.(1)                                  898,426
--------------------------------------------------------------------------------
                                                                     1,992,487
--------------------------------------------------------------------------------
MACHINERY - 6.4%
--------------------------------------------------------------------------------
    8,692    AGCO Corp.(1)                                             228,773
--------------------------------------------------------------------------------
    7,455    Atlas Copco AB Cl A ORD                                   207,089
--------------------------------------------------------------------------------
   10,159    Manitowoc Co.                                             452,076
--------------------------------------------------------------------------------
   17,521    Sandvik AB ORD                                            203,809
--------------------------------------------------------------------------------
   10,648    Terex Corp.(1)                                          1,050,958
--------------------------------------------------------------------------------
   16,436    Trinity Industries, Inc.                                  664,014
--------------------------------------------------------------------------------
                                                                     2,806,719
--------------------------------------------------------------------------------
MARINE - 1.4%
--------------------------------------------------------------------------------
    9,894    American Commercial Lines Inc.(1)                         596,114
--------------------------------------------------------------------------------
MEDIA - 1.0%
--------------------------------------------------------------------------------
    6,488    Focus Media Holding Ltd. ADR(1)                           422,758
--------------------------------------------------------------------------------
METALS & MINING - 4.5%
--------------------------------------------------------------------------------
   10,034    Allegheny Technologies Inc.                               694,753
--------------------------------------------------------------------------------
   12,775    Oregon Steel Mills, Inc.(1)                               647,182
--------------------------------------------------------------------------------
   18,823    Titanium Metals Corp.(1)                                  647,135
--------------------------------------------------------------------------------
                                                                     1,989,070
--------------------------------------------------------------------------------
MULTILINE RETAIL - 1.1%
--------------------------------------------------------------------------------
    3,097    Sears Holdings Corp.(1)                                   479,539
--------------------------------------------------------------------------------
OIL, GAS & CONSUMABLE FUELS - 0.5%
--------------------------------------------------------------------------------
    4,964    ATP Oil & Gas Corp.(1)                                    208,141
--------------------------------------------------------------------------------
PHARMACEUTICALS - 0.4%
--------------------------------------------------------------------------------
   11,799    Elan Corp. plc ADR(1)                                     197,043
--------------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS - 1.9%
--------------------------------------------------------------------------------
    7,941    Archstone-Smith Trust                                     403,960
--------------------------------------------------------------------------------
    6,072    Camden Property Trust                                     446,596
--------------------------------------------------------------------------------
                                                                       850,556
--------------------------------------------------------------------------------
REAL ESTATE MANAGEMENT
& DEVELOPMENT - 1.0%
--------------------------------------------------------------------------------
    4,982    Jones Lang LaSalle Inc.                                   436,174
--------------------------------------------------------------------------------
ROAD & RAIL - 0.5%
--------------------------------------------------------------------------------
    3,097    CSX Corporation                                           218,153
--------------------------------------------------------------------------------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT - 2.0%
--------------------------------------------------------------------------------
    4,346    Cymer, Inc.(1)                                            201,915
--------------------------------------------------------------------------------
      654    FormFactor, Inc.(1)                                        29,188
--------------------------------------------------------------------------------
   17,384    MEMC Electronic Materials Inc.(1)                         651,900
--------------------------------------------------------------------------------
                                                                       883,003
--------------------------------------------------------------------------------
Shares                                                               Value
--------------------------------------------------------------------------------
SOFTWARE - 1.0%
--------------------------------------------------------------------------------
   15,760    BEA Systems Inc.(1)                                   $   206,298
--------------------------------------------------------------------------------
    5,346    Citrix Systems, Inc.(1)                                   214,589
--------------------------------------------------------------------------------
                                                                       420,887
--------------------------------------------------------------------------------
SPECIALTY RETAIL - 3.2%
--------------------------------------------------------------------------------
   22,578    Circuit City Stores Inc.                                  614,573
--------------------------------------------------------------------------------
   20,621    Office Depot, Inc.(1)                                     783,598
--------------------------------------------------------------------------------
                                                                     1,398,171
--------------------------------------------------------------------------------
TEXTILES, APPAREL &
LUXURY GOODS - 0.8%
--------------------------------------------------------------------------------
      882    Puma AG Rudolf
             Dassler Sport ORD                                         342,763
--------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE - 1.4%
--------------------------------------------------------------------------------
   15,847    Hudson City Bancorp, Inc.                                 211,241
--------------------------------------------------------------------------------
    4,481    PMI Group, Inc. (The)                                     199,763
--------------------------------------------------------------------------------
    3,304    Radian Group Inc.                                         204,121
--------------------------------------------------------------------------------
                                                                       615,125
--------------------------------------------------------------------------------
TRADING COMPANIES &
DISTRIBUTORS - 1.0%
--------------------------------------------------------------------------------
    6,678    WESCO International Inc.(1)                               445,823
--------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION
SERVICES - 10.9%
--------------------------------------------------------------------------------
   20,310    America Movil SA
             de CV Series L ADR                                        675,511
--------------------------------------------------------------------------------
   28,996    American Tower Corp. Cl A(1)                              902,356
--------------------------------------------------------------------------------
    7,146    Crown Castle International Corp.(1)                       246,823
--------------------------------------------------------------------------------
   31,677    NII Holdings, Inc. Cl B(1)                              1,785,948
--------------------------------------------------------------------------------
   44,461    SBA Communications Corp. Cl A(1)                        1,162,210
--------------------------------------------------------------------------------
                                                                     4,772,848
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(Cost $38,237,665)                                                  42,545,183
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS - 3.4%
--------------------------------------------------------------------------------
Repurchase Agreement, Credit Suisse  First Boston, Inc.,
(collateralized by various  U.S. Treasury obligations,
6.125% - 8.875%,  2/15/19 - 8/15/29, valued at $1,530,574),
in a joint trading account at 4.50%, dated  6/30/06, due 7/3/06
(Delivery value $1,500,563)
(Cost $1,500,000)                                                    1,500,000
--------------------------------------------------------------------------------
TOTAL INVESTMENT SECURITIES - 100.6%
(Cost $39,737,665)                                                  44,045,183
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES - (0.6)%                                 (287,200)
--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                          $43,757,983
================================================================================

See Notes to Financial Statements.

(continued)

------
10

VP Vista - Schedule of Investments

JUNE 30, 2006 (UNAUDITED)
-----------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
-----------------------------------------------------------------------------
     Contracts to Sell    Settlement Date     Value    Unrealized Gain (Loss)
-----------------------------------------------------------------------------
   127,472 CHF for USD        7/31/06       $104,514      $  (1,855)
-----------------------------------------------------------------------------
   125,069 Euro for USD       7/31/06        160,229         (2,838)
-----------------------------------------------------------------------------
   174,679 Euro for USD       7/31/06        223,786         (4,016)
-----------------------------------------------------------------------------
 1,458,364 SEK for USD        7/31/06        203,041         (4,163)
-----------------------------------------------------------------------------
                                            $691,570       $(12,872)
                                            =================================

(Value on Settlement Date $678,698)

-----------------------------------------------------------------------------
NOTES TO SCHEDULE OF INVESTMENTS
-----------------------------------------------------------------------------
ADR = American Depositary Receipt
CHF = Swiss Franc
ORD = Foreign Ordinary Share
SEK = Swedish Krona
USD = United States Dollar

(1) Non-income producing.

See Notes to Financial Statements.

------
11

Statement of Assets and Liabilities

JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investment securities, at value (cost of $39,737,665)          $44,045,183
------------------------------------------------------------
Cash                                                               161,713
------------------------------------------------------------
Receivable for investments sold                                    426,629
------------------------------------------------------------
Dividends and interest receivable                                   10,956
--------------------------------------------------------------------------------
                                                                44,644,481
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                  851,776
------------------------------------------------------------
Payable for forward foreign currency exchange contracts             12,872
------------------------------------------------------------
Accrued management fees                                             21,283
------------------------------------------------------------
Distribution fees payable                                              567
--------------------------------------------------------------------------------
                                                                   886,498
--------------------------------------------------------------------------------
NET ASSETS                                                     $43,757,983
================================================================================
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Capital (par value and paid-in surplus)                        $39,136,652
------------------------------------------------------------
Undistributed net investment income                                 11,023
------------------------------------------------------------
Undistributed net realized gain on investment
and foreign currency transactions                                  315,687
------------------------------------------------------------
Net unrealized appreciation on investments and translation
of assets and liabilities in foreign currencies                  4,294,621
--------------------------------------------------------------------------------
                                                               $43,757,983
================================================================================
CLASS I, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                     $40,885,482
------------------------------------------------------------
Shares outstanding                                               2,654,479
------------------------------------------------------------
Net asset value per share                                           $15.40
--------------------------------------------------------------------------------
CLASS II, $0.01 PAR VALUE
--------------------------------------------------------------------------------
Net assets                                                      $2,872,501
------------------------------------------------------------
Shares outstanding                                                 186,782
------------------------------------------------------------
Net asset value per share                                           $15.38
--------------------------------------------------------------------------------

See Notes to Financial Statements.

------
12

Statement of Operations

FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS)
--------------------------------------------------------------------------------
INCOME:
--------------------------------------------------------------
Dividends (net of foreign taxes withheld of $717)                $  103,977
--------------------------------------------------------------
Interest                                                             22,873
--------------------------------------------------------------------------------
                                                                    126,850
--------------------------------------------------------------------------------
EXPENSES:
--------------------------------------------------------------
Management fees                                                     112,844
--------------------------------------------------------------
Distribution fees - Class II                                          2,763
--------------------------------------------------------------
Directors' fees and expenses                                            184
--------------------------------------------------------------
Other expenses                                                           36
--------------------------------------------------------------------------------
                                                                    115,827
--------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         11,023
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
--------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS) ON:
--------------------------------------------------------------
Investment transactions                                             371,106
--------------------------------------------------------------
Foreign currency transactions                                       (15,487)
--------------------------------------------------------------------------------
                                                                    355,619
--------------------------------------------------------------------------------
CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON:
--------------------------------------------------------------
Investments                                                       1,706,397
--------------------------------------------------------------
Translation of assets and liabilities in foreign currencies         (16,493)
--------------------------------------------------------------------------------
                                                                  1,689,904
--------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)                           2,045,523
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS: $2,056,546
================================================================================

See Notes to Financial Statements.

------
13

Statement of Changes in Net Assets

SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED) AND YEAR ENDED DECEMBER 31, 2005
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                       2006           2005
--------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------
Net investment income (loss)                      $     11,023   $    (52,800)
---------------------------------------------
Net realized gain (loss)                               355,619        185,630
---------------------------------------------
Change in net unrealized
appreciation (depreciation)                          1,689,904      1,104,264
--------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from operations                            2,056,546      1,237,094
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------
From net realized gains:
---------------------------------------------
  Class I                                              (66,566)          --
---------------------------------------------
  Class II                                              (6,417)          --
--------------------------------------------------------------------------------
Decrease in net assets from distributions              (72,983)          --
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------
Net increase (decrease) in net assets from
capital share transactions                          23,661,449      7,263,556
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS               25,645,012      8,500,650
--------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------
Beginning of period                                 18,112,971      9,612,321
--------------------------------------------------------------------------------
End of period                                      $43,757,983    $18,112,971
================================================================================
Undistributed net investment income                    $11,023           --
================================================================================

See Notes to Financial Statements.

------
14

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION -- American Century Variable Portfolios, Inc., (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act) as an
open-end management investment company. VP Vista Fund (the fund) is one fund in a series issued by the corporation. The fund is diversified under the 1940 Act.
The fund's investment objective is to seek long-term capital growth. The fund pursues its objective by investing in medium-sized and smaller companies that the investment advisor believes will increase in value over time. The following is a summary of the fund's significant accounting policies.

MULTIPLE CLASS -- The fund is authorized to issue Class I and Class II. The share classes differ principally in their respective shareholder servicing and distribution expenses and arrangements. All shares of the fund represent an equal pro rata interest in the assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, non-class specific expenses, and realized and unrealized capital gains and losses of the fund are allocated to each class of shares based on their relative net assets. Sale of
Class II shares commenced on April 29, 2005.

SECURITY VALUATIONS -- Securities traded primarily on a principal securities exchange are valued at the last reported sales price, or at the mean of the latest bid and asked prices where no last sales price is available. Depending on local convention or regulation, securities traded over-the-counter are valued at the mean of the latest bid and asked prices, the last sales price, or the official close price. Debt securities not traded on a principal securities exchange are valued through a commercial pricing service or at the mean of the most recent bid and asked prices. Discount notes may be valued through a commercial pricing service or at amortized cost, which approximates fair value.
If the fund determines that the market price of a portfolio security is not readily available, or that the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value as determined by, or in accordance with procedures adopted by, the Board of
Directors or its designee if such fair value determination would materially impact a fund's net asset value. Circumstances that may cause the fund to fair value a security include: an event occurred after the close of the exchange on which a portfolio security principally trades (but before the close of the New
York Stock Exchange) that was likely to have changed the value of the security;
a security has been declared in default; or trading in a security has been halted during the trading day.

SECURITY TRANSACTIONS -- Security transactions are accounted for as of the trade date. Net realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

INVESTMENT INCOME -- Dividend income less foreign taxes withheld, if any, is recorded as of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered nontaxable distributions or capital gain distributions for income tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

FOREIGN CURRENCY TRANSACTIONS -- All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. For assets and liabilities, other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates.

Net realized and unrealized foreign currency exchange gains or losses occurring during the holding period of investment securities are a component of realized gain (loss) on investment transactions and unrealized appreciation
(depreciation) on investments, respectively. Certain countries may impose taxes on the contract amount of purchases and sales of foreign currency contracts in their currency. The fund records the foreign tax expense, if any, as a reduction to the net realized gain (loss) on foreign currency transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The fund may enter into forward foreign currency exchange contracts to facilitate transactions of securities denominated in a foreign currency or to hedge the fund's exposure to foreign currency exchange rate fluctuations. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the fund and the resulting unrealized appreciation or depreciation are determined daily using prevailing exchange rates. The fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract.

(continued)

------
15

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Additionally, losses may arise if the counterparties do not perform under the contract terms.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements with institutions that American Century Investment Management, Inc. (ACIM) (the
investment advisor) has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The fund requires that the collateral, represented by securities, received in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. ACIM monitors, on a daily basis, the securities transferred to ensure the value, including accrued interest, of the securities under each repurchase agreement is equal to or greater than amounts owed to the fund under each repurchase agreement.

JOINT TRADING ACCOUNT -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other registered investment companies having management agreements with ACIM or American Century Global
Investment Management, Inc. (ACGIM), may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are collateralized by U.S. Treasury or Agency obligations.

INCOME TAX STATUS -- It is the fund's policy to distribute substantially all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under provisions of the Internal
Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

DISTRIBUTIONS TO SHAREHOLDERS -- Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized gains, if any, are generally declared and paid annually.

The book-basis character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. These differences reflect the differing character of certain income items and net realized gains and losses for financial statement and tax purposes, and may result in reclassification among certain capital accounts on the financial statements.

INDEMNIFICATIONS -- Under the corporation's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the fund. In addition, in the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the fund.
The risk of material loss from such claims is considered by management to be remote.

USE OF ESTIMATES -- The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from these estimates.

(continued)

------
16

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

2. FEES AND TRANSACTIONS WITH RELATED PARTIES

MANAGEMENT FEES -- The corporation has entered into a Management Agreement with
ACIM, under which ACIM provides the fund with investment advisory and management services in exchange for a single, unified management fee (the fee) per class.
The Agreement provides that all expenses of the fund, except brokerage commissions, taxes, interest, fees and expenses of those directors who are not considered "interested persons" as defined in the 1940 Act (including counsel fees) and extraordinary expenses, will be paid by ACIM. The fee is computed and accrued daily based on the daily net assets of the specific class of shares of the fund and paid monthly in arrears. The effective annual management fee for each class of the fund for the six months ended June 30, 2006 was 1.00% and
0.90% for Class I and Class II, respectively.

DISTRIBUTION FEES -- The Board of Directors has adopted the Master Distribution
Plan (the plan) for Class II, pursuant to Rule 12b-1 of the 1940 Act. The plan provides that Class II will pay American Century Investment Services, Inc.
(ACIS) an annual distribution fee equal to 0.25%. The fee is computed and accrued daily based on the Class II daily net assets and paid monthly in arrears. The distribution fee provides compensation for expenses incurred in connection with distributing shares of Class II including, but not limited to, payments to brokers, dealers, and financial institutions that have entered into sales agreements with respect to shares of the fund. Fees incurred under the plan during the six months ended June 30, 2006, are detailed in the Statement of
Operations.

RELATED PARTIES -- Certain officers and directors of the corporation are also officers and/or directors, and, as a group, controlling stockholders of American
Century Companies, Inc. (ACC), the parent of the corporation's investment advisor, ACIM, the distributor of the corporation, ACIS, and the corporation's transfer agent, American Century Services, LLC.

The fund has a bank line of credit agreement with JPMorgan Chase Bank (JPMCB).
JPMCB is a custodian of the fund and a wholly owned subsidiary of J.P. Morgan
Chase & Co. (JPM). JPM is an equity investor in ACC.

3. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2006, were $49,627,035 and $26,687,511, respectively.

As of June 30, 2006, the components of investments for federal income tax purposes were as follows:
--------------------------------------------------------------------------------
Federal tax cost of investments                              $40,029,082
================================================================================
Gross tax appreciation of investments                       $  4,392,741
---------------------------------------------------------
Gross tax depreciation of investments                          (376,640)
--------------------------------------------------------------------------------
Net tax appreciation (depreciation) of investments          $  4,016,101
================================================================================

The difference between book-basis and tax-basis cost and unrealized appreciation
(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(continued)

------
17

Notes to Financial Statements

JUNE 30, 2006 (UNAUDITED)

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of the fund were as follows:
--------------------------------------------------------------------------------
                                                      SHARES        AMOUNT
--------------------------------------------------------------------------------
CLASS I
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                1,597,752     $23,718,187
------------------------------------------------
Issued in reinvestment of distributions                 4,471          66,566
------------------------------------------------
Redeemed                                             (111,291)     (1,735,884)
--------------------------------------------------------------------------------
Net increase (decrease)                             1,490,932     $22,048,869
================================================================================
YEAR ENDED DECEMBER 31, 2005
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  646,473      $8,800,416
------------------------------------------------
Redeemed                                             (200,246)     (2,732,247)
--------------------------------------------------------------------------------
Net increase (decrease)                               446,227      $6,068,169
================================================================================
CLASS II
--------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2006
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  129,510      $2,032,693
------------------------------------------------
Issued in reinvestment of distributions                   431           6,417
------------------------------------------------
Redeemed                                              (29,445)       (426,530)
--------------------------------------------------------------------------------
Net increase (decrease)                               100,496      $1,612,580
================================================================================
PERIOD ENDED DECEMBER 31, 2005(1)
SHARES AUTHORIZED                                  50,000,000
================================================================================
Sold                                                  120,349      $1,670,376
------------------------------------------------
Redeemed                                              (34,063)       (474,989)
--------------------------------------------------------------------------------
Net increase (decrease)                                86,286      $1,195,387
================================================================================

(1) April 29, 2005 (commencement of sale) through December 31, 2005.

5. BANK LINE OF CREDIT

The fund, along with certain other funds managed by ACIM or ACGIM, has a
$500,000,000 unsecured bank line of credit agreement with JPMCB. The fund may borrow money for temporary or emergency purposes to fund shareholder redemptions. Borrowings under the agreement bear interest at the Federal Funds rate plus 0.50%. The fund did not borrow from the line during the six months ended June 30, 2006.

------
18

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Years Ended December 31 (except as noted)
------------------------------------------------------------------------------------
                                                 CLASS I
------------------------------------------------------------------------------------
                      2006(1)      2005        2004      2003      2002     2001(2)
------------------------------------------------------------------------------------
PER-SHARE DATA
------------------------------------------------------------------------------------
Net Asset Value,
Beginning of Period   $14.49      $13.40      $11.59     $8.15    $10.15     $10.00
------------------------------------------------------------------------------------
Income From
Investment
Operations
--------------------
  Net Investment
  Income (Loss)       0.01(3)   (0.05)(3)   (0.01)(3)    (0.05)    (0.02)     (0.01)
--------------------
  Net Realized and
  Unrealized
  Gain (Loss)           0.95        1.14        1.82      3.49     (1.98)      0.16
------------------------------------------------------------------------------------
  Total From
  Investment
  Operations            0.96        1.09        1.81      3.44     (2.00)      0.15
------------------------------------------------------------------------------------
Distributions
--------------------
  From Net
  Realized Gains       (0.05)         --          --        --        --         --
------------------------------------------------------------------------------------
Net Asset Value,
End of Period         $15.40      $14.49      $13.40    $11.59     $8.15     $10.15
====================================================================================
  TOTAL RETURN(4)      6.65%       8.13%      15.62%    42.21%  (19.70)%      1.50%
------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------
Ratio of
Operating Expenses
to Average
Net Assets           1.00%(5)      1.01%       1.00%     1.00%     1.00%    1.00%(5)
--------------------
Ratio of Net
Investment Income
(Loss) to
Average Net Assets   0.11%(5)    (0.40)%     (0.05)%   (0.58)%   (0.29)%  (0.32)%(5)
--------------------
Portfolio
Turnover Rate           118%        276%        252%      262%      294%        50%
--------------------
Net Assets,
End of Period
(in thousands)       $40,885     $16,863      $9,612    $2,206    $1,164     $1,072
------------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) October 5, 2001 (fund inception) through December 31, 2001.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

See Notes to Financial Statements.

------
19

VP Vista - Financial Highlights

For a Share Outstanding Throughout the Periods Indicated
--------------------------------------------------------------------------------
                                                                 CLASS II
--------------------------------------------------------------------------------
                                                           2006(1)    2005(2)
--------------------------------------------------------------------------------
PER-SHARE DATA
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                       $14.48     $12.56
--------------------------------------------------------------------------------
Income From Investment Operations
-----------------------------------------------------
  Net Investment Income (Loss)(3)                           (0.01)     (0.05)
-----------------------------------------------------
  Net Realized and Unrealized Gain (Loss)                    0.96       1.97
--------------------------------------------------------------------------------
  Total From Investment Operations                           0.95       1.92
--------------------------------------------------------------------------------
Distributions
-----------------------------------------------------
  From Net Realized Gains                                   (0.05)        --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                             $15.38     $14.48
================================================================================
  TOTAL RETURN(4)                                           6.59%     15.29%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Ratio of Operating Expenses to Average Net Assets         1.15%(5)   1.16%(5)
-----------------------------------------------------
Ratio of Net Investment Income (Loss) to
Average Net Assets                                      (0.04)%(5)   (0.55)%
(5)
-----------------------------------------------------
Portfolio Turnover Rate                                      118%     276%(6)
-----------------------------------------------------
Net Assets, End of Period (in thousands)                   $2,873     $1,250
--------------------------------------------------------------------------------

(1) Six months ended June 30, 2006 (unaudited).

(2) April 29, 2005 (commencement of sale) through December 31, 2005.

(3) Computed using average shares outstanding throughout the period.

(4) Total return assumes reinvestment of net investment income and capital gains distributions, if any. Total returns for periods less than one year are not annualized. The total return of the classes may not precisely reflect the class expense differences because of the impact of calculating the net asset values to two decimal places. If net asset values were calculated to three decimal places, the total return differences would more closely reflect the class expense differences. The calculation of net asset values to two decimal places is made in accordance with SEC guidelines and does not result in any gain or loss of value between one class and another.

(5) Annualized.

(6) Portfolio turnover is calculated at the fund level. Percentage indicated
    was calculated for the year ended December 31, 2005.

See Notes to Financial Statements.

------
20

Approval of Management Agreement for VP Vista

Under Section 15(c) of the Investment Company Act, contracts for investment advisory services are required to be reviewed, evaluated and approved by a majority of a fund's independent directors or trustees (the "Directors") each year. At American Century, this process is referred to as the "15(c) Process."
As a part of this process, the board reviews fund performance, shareholder services, audit and compliance information, and a variety of other reports from the advisor concerning fund operations. In addition to this annual review, the board of directors oversees and evaluates on a continuous basis at its quarterly meetings the nature and quality of significant services performed by the advisor, fund performance, audit and compliance information, and a variety of other reports relating to fund operations. The board, or committees of the board, also holds special meetings as needed.

Under a Securities and Exchange Commission rule, each fund is required to disclose in its annual or semiannual report, as appropriate, the material factors and conclusions that formed the basis for the board's approval or renewal of any advisory agreements within the fund's most recently completed fiscal half-year period.

ANNUAL CONTRACT REVIEW PROCESS

As part of the annual 15(c) Process undertaken during the most recent fiscal half-year period, the Directors reviewed extensive data and information compiled by the advisor and certain independent providers of evaluative data (the "15(c)
Providers") concerning VP Vista (the "fund") and the services provided to the fund under the management agreement. The information considered and the discussions held at the meetings included, but were not limited to:

*    the nature, extent and quality of investment management, share-holder services and other services provided to the fund under the management agreement;

*    reports on the advisor's activities relating to the wide range of programs and services the advisor provides to the fund and its shareholders on a routine and non-routine basis;

*    data comparing the cost of owning the fund to the cost of owning a similar fund;

*    data comparing the fund's performance to appropriate benchmarks and/or a peer group of other mutual funds with similar investment objectives and strategies;

*    financial data showing the profitability of the fund to the advisor and the overall profitability of the advisor; and

*    data comparing services provided and charges to other investment management clients of the advisor.

In keeping with its practice, the fund's board of directors held two regularly scheduled meetings and one special meeting to review and discuss the information provided by the advisor and to complete its negotiations with the advisor regarding the renewal of the management agreement, including the setting of the applicable advisory fee. The board also had the benefit of the advice of its independent counsel throughout the period.

(continued)

------
21

Approval of Management Agreement for VP Vista

FACTORS CONSIDERED

The Directors considered all of the information provided by the advisor, the
15(c) Providers, and the board's independent counsel, and evaluated such information for each fund for which the board has responsibility. The Directors did not identify any single factor as being all-important or controlling, and each Director may have attributed different levels of importance to different factors. In deciding to renew the agreement under the terms ultimately determined by the board to be appropriate, the Directors' decision was based on the following factors.

NATURE, EXTENT AND QUALITY OF SERVICES -- GENERALLY. Under the management agreement, the advisor is responsible for providing or arranging for all services necessary for the operation of the fund. The board noted that under the management agreement, the advisor provides or arranges at its own expense a wide variety of services including:

*    fund construction and design

*    portfolio security selection

*    initial capitalization/funding

*    securities trading

*    custody of fund assets

*    daily valuation of the fund's portfolio

*    shareholder servicing and transfer agency, including shareholder confirmations, recordkeeping and communications

*    legal services

*    regulatory and portfolio compliance

*    financial reporting

*    marketing and distribution

The Directors noted that many of these services have expanded over time both in terms of quantity and complexity in response to shareholder demands, competition in the industry and the changing regulatory environment. In performing their evaluation, the Directors considered information received in connection with the annual review, as well as information provided on an ongoing basis at their regularly scheduled board and committee meetings.

INVESTMENT MANAGEMENT SERVICES. The nature of the investment management services provided is quite complex and allows fund shareholders access to professional money management, instant diversification of their investments within an asset class, the opportunity to easily diversify among asset classes, and liquidity.
In evaluating investment performance, the board expects the advisor to manage the fund in accordance with its investment objectives and approved strategies.
In providing these services, the advisor utilizes teams of investment professionals (portfolio managers, analysts, research assistants, and securities traders) who require extensive information technology, research, training, compliance and other systems to conduct their business. At each quarterly meeting the Directors review investment performance information for the fund, together with comparative information for appropriate benchmarks and peer groups of funds managed similarly to the fund. The Directors also review detailed performance information during the 15(c) Process comparing the

(continued)

------
22

Approval of Management Agreement for VP Vista

fund's performance with that of similar funds not managed by the advisor. If performance concerns are identified, the Directors discuss with the advisor the reasons for such results (e.g., market conditions, security selection) and any efforts being undertaken to improve performance. The fund's performance was below the median of its peer group for the one period and above the median for the three year period.

SHAREHOLDER AND OTHER SERVICES. The advisor provides the fund with a comprehensive package of transfer agency, shareholder, and other services. The
Directors review reports and evaluations of such services at their regular quarterly meetings, including the annual meeting concerning contract review, and reports to the board. These reports include, but are not limited to, information regarding the operational efficiency and accuracy of the shareholder and transfer agency services provided, staffing levels, shareholder satisfaction (as measured by external as well as internal sources), technology support, new products and services offered to fund shareholders, securities trading activities, portfolio valuation services, auditing services, and legal and operational compliance activities. Certain aspects of shareholder and transfer agency service level efficiency and the quality of securities trading activities are measured by independent third party providers and are presented in comparison to other fund groups not managed by the advisor.

COSTS OF SERVICES PROVIDED AND PROFITABILITY TO THE ADVISOR. The advisor provides detailed information concerning its cost of providing various services to the fund, its profitability in managing the fund, its overall profitability, and its financial condition. The Directors have reviewed with the advisor the methodology used to prepare this financial information. This financial information regarding the advisor is considered in order to evaluate the advisor's financial condition, its ability to continue to provide services under the management agreement, and the reasonableness of the current management fee.

ETHICS OF THE ADVISOR. The Directors generally consider the advisor's commitment to providing quality services to shareholders and to conducting its business ethically. They noted that the advisor's practices generally meet or exceed industry best practices and that the advisor was not implicated in the industry scandals of 2003 and 2004.

ECONOMIES OF SCALE. The Directors review reports provided by the advisor on economies of scale for the complex as a whole and the year-over-year changes in revenue, costs, and profitability. The Directors concluded that economies of scale are difficult to measure and predict with precision, especially on a fund-by-fund basis. This analysis is also complicated by the additional services and content provided by the advisor and its reinvestment in its ability to provide and expand those services. Accordingly, the Directors also seek to evaluate economies of scale by reviewing other information, such as year-over-year profitability of the advisor generally, the profitability of its management of the fund specifically, the expenses incurred by the advisor in providing various functions to the fund,

(continued)

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23

Approval of Management Agreement for VP Vista

and the breakpoint fees of competitive funds not managed by the advisor. The
Directors believe the advisor is appropriately sharing economies of scale through its competitive fee structure, fee breakpoints as the fund increases in size, and through reinvestment in its business to provide shareholders additional content and services.

COMPARISON TO OTHER FUNDS' FEES. The fund pays the advisor a single, all-inclusive (or unified) management fee for providing all services necessary for the management and operation of the fund, other than brokerage expenses, taxes, interest, extraordinary expenses, and the fees and expenses of the fund's independent directors (including their independent legal counsel). Under the unified fee structure, the advisor is responsible for providing all investment advisory, custody, audit, administrative, compliance, recordkeeping, marketing and shareholder services, or arranging and supervising third parties to provide such services. By contrast, most other funds are charged a variety of fees, including an investment advisory fee, a transfer agency fee, an administrative fee, distribution charges and other expenses. Other than their investment advisory fees and Rule 12b-1 distribution fees, all other components of the total fees charged by these other funds may be increased without shareholder approval. The board believes the unified fee structure is a benefit to fund shareholders because it clearly discloses to shareholders the cost of owning fund shares, and, since the unified fee cannot be increased without a vote of fund shareholders, it shifts to the advisor the risk of increased costs of operating the fund and provides a direct incentive to minimize administrative inefficiencies. Part of the Directors' analysis of fee levels involves reviewing certain evaluative data compiled by a 15(c) Provider comparing the fund's unified fee to the total expense ratio of other funds in the fund's peer group.
The unified fee charged to shareholders of the fund was just above the median of the total expense ratios of its peer group.

COMPARISON TO FEES AND SERVICES PROVIDED TO OTHER CLIENTS OF THE ADVISOR. The
Directors also requested and received information from the advisor concerning the nature of the services, fees, and profitability of its advisory services to advisory clients other than the fund. They observed that these varying types of client accounts require different services and involve different regulatory and entrepreneurial risks than the management of the fund. The Directors analyzed this information and concluded that the fees charged and services provided to the fund were reasonable by comparison.

COLLATERAL BENEFITS DERIVED BY THE ADVISOR. The Directors reviewed information from the advisor concerning collateral benefits it receives as a result of its relationship with the fund. They concluded that the advisor's primary business is managing mutual funds and it generally does not use the fund or shareholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them. The Directors noted
that the advisor receives proprietary research from broker dealers that execute fund portfolio transactions and concluded that this research is likely to benefit fund shareholders. The Directors also determined that the advisor is

(continued)

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24

Approval of Management Agreement for VP Vista

able to provide investment management services to certain clients other than the fund, at least in part, due to its existing infrastructure built to serve the fund complex. The Directors concluded, however, that the assets of those other clients are not material to the analysis and, in any event, are included with the assets of the fund to determine breakpoints in the fund's fee schedule, provided they are managed using the same investment team and strategy.

CONCLUSIONS OF THE DIRECTORS

As a result of this process, the independent directors, in the absence of particular circumstances and assisted by the advice of legal counsel that is independent of the advisor, taking into account all of the factors discussed above and the information provided by the advisor concluded that the investment management agreement between the fund and the advisor is fair and reasonable in light of the services provided and should be renewed.

------
25

Share Class Information

Two classes of shares are authorized for sale by the fund: Class I and Class II.

CLASS I shares are sold through insurance company separate accounts. Class I shareholders do not pay any commissions or other fees to American Century for the purchase of portfolio shares.

CLASS II shares are sold through insurance company separate accounts. Class II shares are subject to a 0.25% Rule 12b-1 distribution fee, which is available to pay for distribution services provided by the financial intermediary through which the Class II shares are purchased. The total expense ratio of Class II shares is higher than the total expense ratio of Class I shares.

All classes of shares represent a pro rata interest in the fund and generally have the same rights and preferences. Because all shares of the fund are sold through insurance company separate accounts, additional fees may apply.

------
26

Additional Information

INDEX DEFINITIONS

The following indices are used to illustrate investment market, sector, or style performance or to serve as fund performance comparisons. They are not investment products available for purchase.

The DOW JONES INDUSTRIAL AVERAGE (DJIA) is a price-weighted average of 30 actively traded blue chip stocks, primarily industrials but including service-oriented firms. Prepared and published by Dow Jones & Co., it is the oldest and most widely quoted of all the market indicators.

The NASDAQ COMPOSITE INDEX is a market value-weighted index of all domestic and international common stocks listed on the Nasdaq stock market.

The RUSSELL MIDCAP(reg.tm) INDEX measures the performance of the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization.

The RUSSELL MIDCAP(reg.tm) GROWTH INDEX measures the performance of those
Russell Midcap Index companies (the 800 smallest of the 1,000 largest publicly traded U.S. companies, based on total market capitalization) with higher price-to-book ratios and higher forecasted growth values.

The RUSSELL MIDCAP(reg.tm) VALUE INDEX measures the performance of those Russell
Midcap companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 INDEX is a market value-weighted index of the stocks of 500 publicly traded U.S. companies chosen for market size, liquidity, and industry group representation that are considered to be leading firms in dominant industries.
Each stock's weight in the index is proportionate to its market value. Created by Standard & Poor's, it is considered to be a broad measure of U.S. stock market performance.

PROXY VOTING GUIDELINES

American Century Investment Management, Inc., the fund's investment advisor, is responsible for exercising the voting rights associated with the securities purchased and/or held by the fund. A description of the policies and procedures the advisor uses in fulfilling this responsibility is available without charge, upon request, by calling 1-800-378-9878. It is also available on American
Century's Web site at americancentury.com and on the Securities and Exchange
Commission's Web site at sec.gov. Information regarding how the investment advisor voted proxies relating to portfolio securities during the most recent
12-month period ended June 30 is available on the "About Us" page at
americancentury.com. It is also available at sec.gov.

(continued)

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27

Additional Information

QUARTERLY PORTFOLIO DISCLOSURE

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's Web site at
sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in
Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The fund also makes its complete schedule of portfolio holdings for the most recent quarter of its fiscal year available on its Web site at ipro.americancentury.com (for Investment Professionals) and, upon request, by calling 1-800-378-9878.

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28

[inside back cover - blank]

[back cover]

CONTACT US

AMERICANCENTURY.COM

AUTOMATED INFORMATION LINE:
1-800-345-8765

INVESTMENT PROFESSIONAL SERVICE REPRESENTATIVES:
1-800-345-6488

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

INVESTMENT ADVISOR:
American Century Investment Management, Inc.
Kansas City, Missouri

THIS REPORT AND THE STATEMENTS IT CONTAINS ARE SUBMITTED FOR THE GENERAL
INFORMATION OF OUR SHAREHOLDERS. THE REPORT IS NOT AUTHORIZED FOR DISTRIBUTION
TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE
PROSPECTUS.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

                         American Century Investment Services, Inc., Distributor

0608                     (c)2006 American Century Proprietary Holdings, Inc.
SH-SAN-50652             All rights reserved.

ITEM 2.  CODE OF ETHICS.

Not applicable for semiannual report filings.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semiannual report filings.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semiannual report filings.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

The schedule of investments is included as part of the report to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

During the reporting period, there were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of
     1940) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
     1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1)   Not applicable for semiannual report filings.

(a)(2)   Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the
         Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment
         Company Act of 1940, are filed and attached hereto as Exhibit
         99.302CERT.

(a)(3)   Not applicable.

(b)      A certification by the registrant's chief executive officer and chief financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of
         2002, is furnished and attached hereto as Exhibit 99.906CERT.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:   AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

By:   /s/ William M. Lyons
      -----------------------------------------
      Name:   William M. Lyons
      Title:  President

Date:  August 15, 2006

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ William M. Lyons
      -----------------------------------------
      Name:   William M. Lyons
      Title:  President
              (principal executive officer)

Date:  August 15, 2006

By:   /s/ Maryanne L. Roepke
      -----------------------------------------
      Name:   Maryanne L. Roepke
      Title:  Sr. Vice President, Treasurer, and
              Chief Financial Officer
              (principal financial officer)

Date:  August 15, 2006